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                                                                   EXHIBIT 10.33


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                             PARTICIPATION AGREEMENT

                            Dated as of March 9, 2000

                                      among

                          VERITAS OPERATING CORPORATION
                  as the Construction Agent and as the Lessee,

                  THE VARIOUS PARTIES HERETO FROM TIME TO TIME,
                               as the Guarantors,

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                      not individually, except as expressly
                 stated herein, but solely as the Owner Trustee
                           under the VS Trust 2000-1,

       THE VARIOUS BANKS AND OTHER LENDING INSTITUTIONS WHICH ARE PARTIES
                    HERETO FROM TIME TO TIME, as the Holders,

       THE VARIOUS BANKS AND OTHER LENDING INSTITUTIONS WHICH ARE PARTIES
                    HERETO FROM TIME TO TIME, as the Lenders,

                                       and

                             BANK OF AMERICA, N.A.,
                          as the Agent for the Lenders
                     and respecting the Security Documents,
                  as the Agent for the Lenders and the Holders,
                        to the extent of their interests


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                                TABLE OF CONTENTS

                                                                                          PAGE
                                                                                          ----
SECTION 1.  THE LOANS........................................................................1
SECTION 2.  HOLDER ADVANCES..................................................................2
SECTION 3.  SUMMARY OF TRANSACTIONS..........................................................2
        3.1. Operative Agreements............................................................2
        3.2. Property Purchase...............................................................2
        3.3. Construction of Improvements; Commencement of Basic Rent........................3
        3.4. Ratable Interests of the Lenders................................................3
SECTION 4.  THE CLOSINGS.....................................................................3
        4.1. Initial Closing Date............................................................3
        4.2. Initial Closing Date; Property Closing Dates; Acquisition Advances;
             Construction Advances...........................................................3
SECTION 5.  FUNDING OF ADVANCES; CONDITIONS PRECEDENT; REPORTING REQUIREMENTS ON COMPLETION
            DATE; THE LESSEE'S DELIVERY OF NOTICES; RESTRICTIONS ON LIENS....................4
        5.1. General.........................................................................4
        5.2. Procedures for Funding..........................................................4
        5.3. Conditions Precedent for the Lessor, the Agent, the Lenders and the Holders
             Relating to the Initial Closing Date and the Advance of Funds for the
             Acquisition of a Property.......................................................7
        5.4. Conditions Precedent for the Lessor, the Agent, the Lenders and the Holders
             Relating to the Advance of Funds after the Acquisition Advance.................11
        5.5. Additional Reporting and Delivery Requirements on Completion Date and on
             Construction Period Termination Date...........................................13
        5.6. The Construction Agent Delivery of Construction Budget Modifications...........14
        5.7. Restrictions on Liens..........................................................14
        5.8. Payments.......................................................................14
        5.9. Unilateral Right to Increase the Holder Commitments and the
             Lender Commitments.............................................................14
        5.10. Joinder Agreement Requirements................................................15
        5.11. Property Cost as of the Rent Commencement Date................................16
SECTION 6.  REPRESENTATIONS AND WARRANTIES..................................................16
        6.1. Representations and Warranties of the Borrower.................................16
        6.2. Representations and Warranties of the Credit Parties...........................18
SECTION 6B.  GUARANTY.......................................................................24
        6B.1. Guaranty of Payment and Performance...........................................24
        6B.2. Obligations Unconditional.....................................................24
        6B.3. Modifications.................................................................25
        6B.4. Waiver of Rights..............................................................25
        6B.5. Reinstatement.................................................................26
        6B.6. Remedies......................................................................26
        6B.7. Limitation of Guaranty........................................................26
        6B.8. Payment of Amounts to the Agent...............................................27
SECTION 7.  PAYMENT OF CERTAIN EXPENSES.....................................................28

        7.1. Transaction Expenses...........................................................28
        7.2. Brokers' Fees..................................................................30
        7.3. Certain Fees and Expenses......................................................30
        7.4. Commitment Fee.................................................................30
SECTION 8.  OTHER COVENANTS AND AGREEMENTS..................................................31
        8.1. Cooperation with the Construction Agent or the Lessee..........................31
        8.2. Covenants of the Owner Trustee and the Holders.................................31
        8.3. Credit Party Covenants, Consent and Acknowledgment.............................33
        8.3A. Affirmative Covenants.........................................................37
        8.3B. Negative Covenants............................................................42
        8.4. Sharing of Certain Payments....................................................46
        8.5. Grant of Easements, etc........................................................47
        8.6. Appointment by the Agent, the Lenders, the Holders and the Owner Trustee.......47
        8.7. Collection and Allocation of Payments and Other Amounts........................48
        8.8. Release of Properties, etc.....................................................51
SECTION 9.  CREDIT AGREEMENT AND TRUST AGREEMENT............................................51
        9.1. The Construction Agent's and the Lessee's Credit Agreement Rights..............51
        9.2. The Construction Agent's and the Lessee's Trust Agreement Rights...............52
SECTION 10.  TRANSFER OF INTEREST...........................................................53
        10.1. Restrictions on Transfer......................................................53
        10.2. Effect of Transfer............................................................53
SECTION 11.  INDEMNIFICATION................................................................54
        11.1. General Indemnity.............................................................54
        11.2. General Tax Indemnity.........................................................57
        11.3. Increased Costs, Illegality, etc..............................................61
        11.4. Funding/Contribution Indemnity................................................63
        11.5. EXPRESS INDEMNIFICATION FOR ORDINARY NEGLIGENCE,  STRICT LIABILITY, ETC.......64
        11.6. Additional Provisions Regarding Environmental Indemnification.................64
        11.7. Additional Provisions Regarding Indemnification...............................65
        11.8. Indemnifications Provided by the Owner Trustee in Favor of the Other
              Indemnified Persons...........................................................65
SECTION 12.  MISCELLANEOUS..................................................................66
        12.1. Survival of Agreements........................................................66
        12.2. Notices.......................................................................66
        12.3. Counterparts..................................................................68
        12.4. Terminations, Amendments, Waivers, Etc.; Unanimous Vote Matters...............68
        12.5. Headings, etc.................................................................69
        12.6. Parties in Interest...........................................................70
        12.7. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; VENUE........70
        12.8. Severability..................................................................70
        12.9. Liability Limited.............................................................71
        12.10. Rights of the Credit Parties.................................................72
        12.11. Further Assurances...........................................................72


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
        12.12. Calculations under Operative Agreements......................................73
        12.13. Confidentiality..............................................................73
        12.14. Financial Reporting/Tax Characterization.....................................73
        12.15. Set-off......................................................................73



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SCHEDULES

Schedule 8.3A(a)(iii) - Form of Officer's Compliance Certificate
Schedule 8.3B(a)(ii) - Schedule of Indebtedness
Schedule 8.3B(e) - Schedule of Insignificant Lines of Business
Schedule 8.3B(f) - Schedule of Investments

EXHIBITS

A - Form of Requisition - Sections 4.2, 5.2, 5.3 and 5.4

B - Form of Outside Counsel Opinion for the Lessee - Section 5.3(j)

C - Form of Officer's Certificate - Section 5.3(z)

D- Form of Secretary's Certificate - Section 5.3(aa)

E - Form of Officer's Certificate - Section 5.3(bb)

F - Form of Secretary's Certificate - Section 5.3(cc)

G - Form of Outside Counsel Opinion for the Owner Trustee - Section 5.3(dd)

H - Form of Outside Counsel Opinion for the Lessee - Section 5.3(ee)

I - Form of Officer's Certificate - Section 5.5

J - Description of Material Litigation - Section 6.2(d)

Appendix A - Rules of Usage and Definitions





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                             PARTICIPATION AGREEMENT

        THIS PARTICIPATION AGREEMENT dated as of March 9, 2000 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, this "Agreement") is by and among VERITAS OPERATING CORPORATION (formerly known as Veritas Software Corporation), a Delaware corporation (the "Lessee" or the "Construction Agent"); the various parties hereto from time to time as guarantors (subject to the definition of Guarantors in Appendix A hereto, individually, a "Guarantor" and collectively, the "Guarantors"); FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually (in its individual capacity, the "Trust Company"), except as expressly stated herein, but solely as the Owner Trustee under the VS Trust 2000-1 (the "Owner Trustee", the "Borrower" or the "Lessor"); the various banks and other lending institutions which are parties hereto from time to time as holders of certificates issued with respect to the VS Trust 2000-1 (subject to the definition of Holders in Appendix A hereto, individually, a "Holder" and collectively, the "Holders"); the various banks and other lending institutions which are parties hereto from time to time as lenders (subject to the definition of Lenders in Appendix A hereto, individually, a "Lender" and collectively, the "Lenders"); and BANK OF AMERICA, N.A., a national banking association, as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the "Agent"). Capitalized terms used but not otherwise defined in this Agreement shall have the meanings set forth in Appendix A hereto.

        In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                              SECTION 1. THE LOANS.

        Subject to the terms and conditions of this Agreement and the other Operative Agreements and in reliance on the representations and warranties of each of the parties hereto contained herein or made pursuant hereto, the Lenders have agreed to make Loans to the Lessor from time to time in an aggregate principal amount of up to the aggregate amount of the Commitments of the Lenders in order for the Lessor to acquire the Properties and certain Improvements, to develop and construct certain Improvements in accordance with the Construction Agency Agreement and the terms and provisions hereof and for the other purposes described herein, and in consideration of the receipt of proceeds of the Loans, the Lessor will issue the Notes. The Loans shall be made and the Notes shall be issued pursuant to the Credit Agreement. Pursuant to Section 5 of this Agreement and Section 2 of the Credit Agreement, the Loans will be made to the Lessor from time to time at the request of the Construction Agent in consideration for the Construction Agent agreeing for the benefit of the Lessor, pursuant to the Construction Agency Agreement, to acquire the Properties, to acquire the Equipment, to construct certain Improvements and to cause the Lessee to lease the Properties, each in accordance with the Construction Agency Agreement and the other Operative Agreements. The

Loans and the obligations of the Lessor under the Credit Agreement shall be secured by the Collateral.

                           SECTION 2. HOLDER ADVANCES.

        Subject to the terms and conditions of this Agreement and the other Operative Agreements and in reliance on the representations and warranties of each of the parties hereto contained herein or made pursuant hereto, on each date Advances are requested to be made in accordance with Section 5 hereof, each Holder shall make a Holder Advance on a pro rata basis to the Lessor with respect to the VS Trust 2000-1 based on its Holder Commitment in an amount in immediately available funds such that the aggregate of all Holder Advances at all times shall be no less than three percent (3%) of the amount of all outstanding Advances; provided, that no Holder shall be obligated for any Holder Advance in excess of its pro rata share of the Available Holder Commitment. The aggregate amount of Holder Advances shall be up to the aggregate amount of the Holder Commitments. No prepayment or any other payment with respect to Advances shall be permitted such that the aggregate Holder Advances with respect to such outstanding Advance is less than three percent (3%) of all outstanding Advances, except in connection with termination or expiration of the Term or in connection with the exercise of remedies relating to the occurrence of a Lease Event of Default. The representations, warranties, covenants and agreements of the Holders herein and in the other Operative Agreements are several, and not joint or joint and several. The Holder Advances and the obligations of the Lessor under the Trust Agreement shall be secured by the Collateral.

                       SECTION 3. SUMMARY OF TRANSACTIONS.

        3.1.   OPERATIVE AGREEMENTS.

        On the date hereof, each of the respective parties hereto and thereto shall execute and deliver this Agreement, the Lease, the Construction Agency Agreement, the Credit Agreement, the Notes, the Trust Agreement, the Certificates, the Security Agreement, each applicable Mortgage Instrument and such other documents, instruments, certificates and opinions of counsel as agreed to by the parties hereto.

        3.2.   PROPERTY PURCHASE.

        On each Property Closing Date and subject to the terms and conditions of this Agreement (a) the Holders will each make a Holder Advance in accordance with Sections 2 and 5 of this Agreement and the terms and provisions of the Trust Agreement, (b) the Lenders will each make Loans in accordance with Sections 1 and 5 of this Agreement and the terms and provisions of the Credit Agreement, (c) the Lessor will purchase and acquire good and marketable title to the applicable Property, identified by the Construction Agent, in each case pursuant to a Deed or Bill of Sale, as the case may be, and grant the Agent a lien on such Property by execution of the required Security Documents, (d) the Agent, the Lessee and the Lessor shall execute and deliver a Lease Supplement relating to such Property and (e) the Basic Term shall commence with respect to such Property.

        3.3.   CONSTRUCTION OF IMPROVEMENTS; COMMENCEMENT OF BASIC RENT.

        Construction Advances will be made with respect to particular Improvements to be constructed and with respect to ongoing Work regarding the Equipment and construction of particular Improvements, in each case, pursuant to the terms and conditions of this Agreement and the Construction Agency Agreement. The Construction Agent will act as a construction agent on behalf of the Lessor respecting the Work regarding the Equipment, the construction of such Improvements and the expenditures of the Construction Advances related to the foregoing. The Construction Agent shall promptly notify the Lessor upon Completion of the Improvements and the Lessee shall commence to pay Basic Rent as of the Rent Commencement Date.

        3.4.   RATABLE INTERESTS OF THE LENDERS.

        Each Lender agrees at all times (a) to hold the same ratable portion of the aggregate Lender Commitment for Tranche A Loans and the aggregate Lender Commitment for Tranche B Loans and (b) to make advances consistent with such committed amounts referenced in Section 3.4(a) in accordance with the requirements of the Operative Agreements.

                            SECTION 4. THE CLOSINGS.

        4.1.   INITIAL CLOSING DATE.

        All documents and instruments required to be delivered on the Initial Closing Date shall be delivered at the offices of Moore & Van Allen, PLLC, Bank of America Corporate Center, 100 North Tryon Street, 47th Floor, Charlotte, North Carolina, or at such other location as may be determined by the Lessor, the Agent and the Lessee.

        4.2. INITIAL CLOSING DATE; PROPERTY CLOSING DATES; ACQUISITION ADVANCES; CONSTRUCTION ADVANCES.

        The Construction Agent shall deliver to the Agent a requisition (a "Requisition"), in the form attached hereto as Exhibit A or in such other form as is satisfactory to the Agent, in its reasonable discretion, in connection with (a) the Transaction Expenses and (b) each Acquisition Advance pursuant to
Section 5.3 and (c) each Construction Advance pursuant to Section 5.4. No Requisition shall be required for the Lenders and the Holders to make Advances pursuant to or in connection with Sections 7.1(a), 7.1(b) and 11.8.


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              SECTION 5. FUNDING OF ADVANCES; CONDITIONS PRECEDENT;
                   REPORTING REQUIREMENTS ON COMPLETION DATE;
            THE LESSEE'S DELIVERY OF NOTICES; RESTRICTIONS ON LIENS.

        5.1.   GENERAL.

               (a) To the extent funds have been advanced to the Lessor as Loans by the Lenders and to the Lessor as Holder Advances by the Holders, the Lessor will use such funds from time to time in accordance with the terms and conditions of this Agreement and the other Operative Agreements (i) according to the directions of the Construction Agent to acquire the Properties in accordance with the terms of this Agreement, the Construction Agency Agreement and the other Operative Agreements,
        (ii) to make Advances to the Construction Agent to permit the acquisition, testing, engineering, installation, development, construction, modification, design, and renovation, as applicable, of the Properties (or components thereof) in accordance with the terms of the Construction Agency Agreement and the other Operative Agreements, and (iii) to pay Transaction Expenses and other disbursements payable by the Lessor under Section 11.8.

               (b) In lieu of the payment of interest on the Loans and Holder Yield on the Holder Advances on any Scheduled Interest Payment Date with respect to any Property during the period prior to the Rent Commencement Date with respect to such Property and subject to Section 5.9, (i) each Lender's Loan shall automatically be increased by the amount of interest accrued and unpaid on such Loan for such period (except to the extent that at any time such increase would cause such Lender's Loan to exceed such Lender's Available Commitment, in which case the Lessee shall pay such excess amount to such Lender in immediately available funds on the date such Lender's Available Commitment was exceeded), and (ii) each Holder's Holder Advance shall automatically be increased by the amount of Holder Yield accrued and unpaid on such Holder Advance for such period (except to the extent that at any time such increase would cause the Holder Advance of such Holder to exceed such Holder's Available Holder Commitment, in which case the Lessee shall pay such excess amount to such Holder in immediately available funds on the date the Available Holder Commitment of such Holder was exceeded). Such increases in a Lender's Loan and a Holder's Holder Advance shall occur without any disbursement of funds by any Person.

        5.2.   PROCEDURES FOR FUNDING.

               (a) The Construction Agent shall designate the date for Advances hereunder in accordance with the terms and provisions hereof; provided, however, it is understood and agreed that no more than two (2) Advances (excluding any conversion and/or continuation of any Loan or Holder Advance) may be requested during any calendar month and no such designation from the Construction Agent is required for funding of Transaction Expenses and other disbursements payable by the Lessor pursuant to or in connection with Section 11.8; provided, further, the Construction Agent shall deliver to the Agent on the first Business Day of each month following an Acquisition Advance


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        with respect to a Property until the Completion Date with respect to such Property, a Requisition for any Construction Advance requested with respect to such Property for the immediately preceding month. Not less than (i) three (3) Business Days prior to the date that the first Advance is requested hereunder and (ii) three (3) Business Days prior to the date on which any subsequent Acquisition Advance (or on the first Business Day of the month, in the case of a Construction Advance) is to be made, the Construction Agent shall deliver to the Agent, (A) with respect to the date that the first Advance is requested hereunder and each subsequent Acquisition Advance, a Requisition as described in
        Section 4.2 hereof (including without limitation a legal description of the Land, if any, a schedule of the Improvements, if any, and a schedule of the Equipment, if any, acquired or to be acquired on such date, and a schedule of the Work, if any, to be performed, each of the foregoing in a form reasonably acceptable to the Agent) and (B) with respect to each Construction Advance, a Requisition identifying (among other things) the Property to which such Construction Advance relates.

               (b) Each Requisition shall: (i) be irrevocable, (ii) request funds in an amount that is not in excess of the total aggregate of the Available Commitments plus the Available Holder Commitments at such time, and (iii) request that the Holders make Holder Advances and that the Lenders make Loans to the Lessor for the payment of Transaction Expenses, Property Acquisition Costs (in the case of an Acquisition Advance) or other Property Costs (in the case of a Construction Advance) that have previously been incurred or are to be incurred on the date of such Advance to the extent such were not subject to a prior Requisition, in each case as specified in the Requisition.

               (c) Subject to the satisfaction of the conditions precedent set forth in Sections 5.3 or 5.4, as applicable, on the Property Closing Date or the date on which the Construction Advance is to be made, as applicable, (i) the Lenders shall make Loans based on their respective Lender Commitments to the Lessor in an aggregate amount equal to ninety-seven percent (97%) of the Requested Funds specified in any Requisition plus any additional amount of Transaction Expenses as referenced in Sections 7.1(a) and 7.1(b) and any additional amount respecting any indemnity payment as referenced in Section 11.8, unless any such funding of Transaction Expenses or any indemnity payment is declined in writing by each Lender and each Holder (such decision to be in the sole discretion of each Lender and each Holder) ratably between the Tranche A Lenders and the Tranche B Lenders with the Tranche A Lenders funding eighty-five and one-half of one percent (85.5%) of the Requested Funds and the Tranche B Lenders funding eleven and one-half of one percent (11.5%) of the Requested Funds), up to an aggregate principal amount equal to the aggregate of the Available Commitments,
        (ii) the Holders shall make Holder Advances based on their respective Holder Commitments in an aggregate amount equal to three percent (3%) of the balance of the Requested Funds specified in such Requisition plus any additional amount of Transaction Expenses as referenced in Sections 7.1(a) and 7.1(b) and any additional amount respecting any indemnity payment as referenced in Section 11.8, unless any such funding of Transaction Expenses or any indemnity payment is declined in writing by each Lender and each Holder (such decision to be in the sole discretion of each Lender and each Holder), up to the aggregate advanced amount equal to the aggregate of the Available Holder Commitments; and (iii) the total amount of such Loans and Holder Advances made on such date shall (x) be used by the Lessor to pay Property Costs including Transaction Expenses within three (3) Business Days of the receipt by the Lessor of such Advance or (y) be advanced by the Lessor on the date of such Advance to the Construction Agent or the Lessee to pay Property Costs, as applicable. Notwithstanding that the Operative Agreements state that Advances shall be directed to the Lessor, each Advance shall in fact be directed to the Construction Agent (for the benefit of the Lessor) and applied by the Construction Agent (for the benefit of the Lessor) pursuant to the requirements imposed on the Lessor under the Operative Agreements.

               (d) With respect to an Advance obtained by the Lessor to pay for Property Costs and/or Transaction Expenses or other costs payable under
        Section 11.8 hereof and not expended by the Lessor for such purpose on the date of such Advance, such amounts shall be held by the Lessor (or the Agent on behalf of the Lessor) until the applicable closing date or payment date or, if such closing date or payment date does not occur within three (3) Business Days of the date of the Lessor's receipt of such Advance, shall be applied regarding the applicable Advance to repay the Lenders and the Holders and, subject to the terms hereof, and of the Credit Agreement and the Trust Agreement, shall remain available for future Advances. Any such amounts held by the Lessor (or the Agent on behalf of the Lessor) shall be subject to the lien of the Security Agreement.

               (e) All Operative Agreements which are to be delivered to the Lessor, the Agent, the Lenders or the Holders shall be delivered to the Agent, on behalf of the Lessor, the Agent, the Lenders or the Holders, and such items (except for Notes, Certificates, Bills of Sale, the chattel paper originals, with respect to which in each case there shall be only one original) shall be delivered with originals sufficient for the Lessor, the Agent, each Lender and each Holder. All other items which are to be delivered to the Lessor, the Agent, the Lenders or the Holders shall be delivered to the Agent, on behalf of the Lessor, the Agent, the Lenders or the Holders, and such other items shall be held by the Agent. To the extent any such other items are requested in writing from time to time by the Lessor, any Lender or any Holder, the Agent shall provide a copy of such item to the party requesting it.

               (f) Notwithstanding the completion of any closing under this Agreement pursuant to Sections 5.3 or 5.4, each condition precedent in connection with any such closing may be subsequently enforced by the Agent (unless such has been expressly waived in writing by the Agent).

        5.3. CONDITIONS PRECEDENT FOR THE LESSOR, THE AGENT, THE LENDERS AND THE HOLDERS RELATING TO THE INITIAL CLOSING DATE AND THE ADVANCE OF FUNDS FOR THE ACQUISITION OF A PROPERTY.

        The obligations (i) on the Initial Closing Date of the Lessor, the Agent, the Lenders and the Holders to enter into the transactions contemplated by this Agreement, including without limitation the obligation to execute and deliver the applicable Operative Agreements to which each is a party on the Initial Closing Date, (ii) on the Initial Closing Date of the Holders to make Holder Advances, and of the Lenders to make Loans in order to pay Transaction Expenses and (iii) on a Property Closing Date for the purpose of providing funds to the Lessor necessary to pay the Transaction Expenses and to acquire a Property (an "Acquisition Advance"), in each case (with regard to the foregoing Sections 5.3(i), (ii) and (iii)) are subject to the satisfaction or waiver of the following conditions precedent on or prior to the Initial Closing Date or the applicable Property Closing Date, as the case may be (to the extent such conditions precedent require the delivery of any agreement, certificate, instrument, memorandum, legal or other opinion, appraisal, commitment, title insurance commitment, lien report or any other document of any kind or type, such shall be in form and substance satisfactory to the Agent, in its reasonable discretion; notwithstanding the foregoing, the obligations of each party shall not be subject to any conditions contained in this Section 5.3 which are required to be performed by such party):

               (a) the correctness of the representations and warranties of the parties to this Agreement contained herein, in each of the other Operative Agreements and each certificate delivered pursuant to any Operative Agreement on each such date;

               (b) the performance by the parties to this Agreement of the material obligations of their respective agreements contained herein and in the other Operative Agreements to be performed by them on or prior to each such date;

               (c) the Agent shall have received a fully executed counterpart copy of the Requisition, appropriately completed;

               (d) title to each such Property shall conform to the representations and warranties set forth in Section 6.2(l) hereof;

               (e) the Construction Agent shall have delivered to the Agent a good standing certificate for the Construction Agent in the state where each such Property is located, the Deed with respect to the Land and existing Improvements (if any), and a copy of the Bill of Sale with respect to the Equipment (if any), respecting such of the foregoing as are being acquired on each such date with the proceeds of the Loans and Holder Advances or which have been previously acquired with the proceeds of the Loans and Holder Advances and such Land, existing Improvements (if any) and Equipment (if any) shall be located in an Approved State;

               (f) there shall not have occurred and be continuing any Default or Event of Default under any of the Operative Agreements (other than a Default that would be cured upon application of the proceeds of such Advance, provided that such proceeds are so applied or provision reasonably satisfactory to the Agent shall have been made such that the proceeds will be so applied) and no Default or Event of Default under any of the Operative Agreements will have occurred after giving effect to the Advance requested by each such Requisition;

               (g) the Construction Agent shall have delivered to the Agent title insurance commitments to issue policies respecting each such Property, with such endorsements as the Agent deems necessary, in favor of the Lessor and the Agent from a title insurance company acceptable to the Agent, but only with such title exceptions thereto as are acceptable to the Agent;

               (h) the Construction Agent shall have delivered to the Agent an environmental site assessment respecting each such Property prepared by an independent recognized professional reasonably acceptable to the Agent and evidencing no pre-existing environmental condition with respect to which there is more than a remote risk of loss;

               (i) the Construction Agent shall have delivered to the Agent a Survey respecting the Property;

               (j) unless such an opinion has previously been delivered with respect to a particular state, the Construction Agent shall have caused to be delivered to the Agent a legal opinion in the form attached hereto as Exhibit B or in such other form as is acceptable to the Agent with respect to local law real property issues respecting the state in which each such Property is located addressed to the Lessor, the Agent, the Lenders and the Holders, from counsel located in the state where each such Property is located, prepared by counsel acceptable to the Agent and a separate flood hazard certificate respecting each such Property prepared by an independent recognized professional acceptable to the Agent;

               (k) the Agent shall be satisfied that the acquisition, ground leasing and/or holding of each such Property and the execution of the Mortgage Instrument and the other Security Documents will not materially and adversely affect the rights of the Lessor, the Agent, the Holders or the Lenders under or with respect to the Operative Agreements;

               (l) the Construction Agent shall have delivered to the Agent invoices for, or other reasonably satisfactory evidence of, the various Transaction Expenses;

               (m) the Construction Agent shall have caused to be delivered to the Agent a Mortgage Instrument (in such form as is reasonably acceptable to the Agent, with revisions as necessary to conform to applicable state law), Lessor Financing Statements and Lender Financing Statements respecting each such Property, all fully executed and in recordable form;

               (n) the Lessee shall have delivered to the Agent with respect to each such Property the Lease (in form suitable for recording) and a Lease Supplement;

               (o) with respect to each Acquisition Advance, the sum of the Available Commitment plus the Available Holder Commitment (after deducting the Unfunded Amount, if any, and after giving effect to the Acquisition Advance) will be sufficient to pay all amounts payable therefrom;

               (p) [RESERVED];

               (q) [RESERVED];

               (r) the Construction Agent shall have delivered to the Agent a preliminary Construction Budget for each such Property, if applicable;

               (s) the Construction Agent shall have provided evidence to the Agent of insurance with respect to each such Property as provided in the Lease;

               (t) [RESERVED];

               (u) (i) the Agent shall cause Uniform Commercial Code lien searches, tax lien searches and judgment lien searches regarding the Lessee to be conducted (and copies thereof to be delivered to the Agent) in such jurisdictions as reasonably determined by the Agent by a nationally recognized search company acceptable to the Agent and (ii) the Construction Agent shall cause the liens referenced in such lien searches which are objectionable to the Agent to be either removed or otherwise handled in a manner reasonably satisfactory to the Agent;

               (v) all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of the Operative Agreements and/or documents related thereto shall have been paid or provisions for such payment shall have been made to the satisfaction of the Agent;

               (w) in the opinion of the Agent and its respective counsel, the transactions contemplated by the Operative Agreements do not and will not subject the Lessor, the Lenders, the Agent or the Holders to any adverse regulatory prohibitions, constraints, penalties or fines;

               (x) each of the Operative Agreements to be entered into on such date shall have been duly authorized, executed and delivered by the parties thereto, and shall be in full force and effect, and the Agent shall have received a fully executed copy of each of the Operative Agreements;

                      (y) since the date of the most recent audited financial statements (as delivered pursuant to the requirements of the Lessee Credit Agreement) of the Lessee, there shall not have occurred any event, condition or state of facts which shall have or could reasonably be expected to have a Material Adverse Effect, other than as specifically contemplated by the Operative Agreements;

               (z) as of the Initial Closing Date only, the Agent shall have received an Officer's Certificate, dated as of the Initial Closing Date, of the Lessee in the form attached hereto as Exhibit C or in such other form as is acceptable to the Agent stating that (i) each and every representation and warranty of each Credit Party contained in the Operative Agreements to which it is a party is true and correct on and as of the Initial Closing Date; (ii) no Default or Event of Default has occurred and is continuing under any Operative Agreement; (iii) each Operative Agreement to which any Credit Party is a party is in full force and effect with respect to it; and (iv) each Credit Party has duly performed and complied with all covenants, agreements and conditions contained herein or in any Operative Agreement required to be performed or complied with by it on or prior to the Initial Closing Date;

               (aa) as of the Initial Closing Date only, the Agent shall have received (i) a certificate of the Secretary or an Assistant Secretary of each Credit Party, dated as of the Initial Closing Date, in the form attached hereto as Exhibit D or in such other form as is acceptable to the Agent attaching and certifying as to (1) the resolutions of its Board of Directors duly authorizing the execution, delivery and performance by such Credit Party of each of the Operative Agreements to which it is or will be a party, (2) its certificate of incorporation certified as of a recent date by the Secretary of State of its state of incorporation and its by-laws and (3) the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Agreements to which it is or will be a party and (ii) a good standing certificate (or local equivalent) from the appropriate office of the respective states where such Credit Party is incorporated and where the principal place of business of such Credit Party is located as to its good standing in each such state;

               (bb) as of the Initial Closing Date only, the Agent shall have received an Officer's Certificate of the Lessor dated as of the Initial Closing Date in the form attached hereto as Exhibit E or in such other form as is acceptable to the Agent, stating that (i) each and every representation and warranty of the Lessor contained in the Operative Agreements to which it is a party is true and correct on and as of the Initial Closing Date, (ii) each Operative Agreement to which the Lessor is a party is in full force and effect with respect to it and (iii) the Lessor has duly performed and complied with all covenants, agreements and conditions contained herein or in any Operative Agreement required to be performed or complied with by it on or prior to the Initial Closing Date;

               (cc) as of the Initial Closing Date only, the Agent shall have received (i) a certificate of the Secretary, an Assistant Secretary, Trust Officer or Vice President of the Trust Company in the form attached hereto as Exhibit F or in such other form as is acceptable to the Agent, attaching and certifying as to (A) the signing resolutions duly authorizing the execution, delivery and performance by the Lessor of each of the Operative Agreements to which it is or will be a party,
        (B) its articles of association or
        other equivalent charter documents and its by-laws, as the case may be, certified as of a recent date by an appropriate officer of the Trust Company and (C) the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Agreements to which it is a party and (ii) a good standing certificate from the Office of the Comptroller of the Currency;

               (dd) as of the Initial Closing Date only, counsel for the Lessor acceptable to the Agent shall have issued to the Lessee, the Holders, the Lenders and the Agent its opinion in the form attached hereto as Exhibit G or in such other form as is reasonably acceptable to the Agent;

               (ee) as of the Initial Closing Date only, the Construction Agent shall have caused to be delivered to the Agent a legal opinion in the form attached hereto as Exhibit H or in such other form as is acceptable to the Agent, addressed to the Lessor, the Agent, the Lenders and the Holders, from Brobeck, Phleger & Harrison LLP;

               (ff) [RESERVED];

               (gg) [RESERVED]; and

               (hh) as of the Property Closing Date for any Property subject to the Purchase Agreement, the Construction Agent shall have caused to be delivered to the Agent copies of the Contracts, the Permits, the Records and the Warranties, in each case as defined in Article I of the Purchase Agreement.

        5.4. CONDITIONS PRECEDENT FOR THE LESSOR, THE AGENT, THE LENDERS AND THE HOLDERS RELATING TO THE ADVANCE OF FUNDS AFTER THE ACQUISITION ADVANCE.

        The obligations of the Holders to make Holder Advances, and the Lenders to make Loans in connection with all requests for Advances subsequent to the acquisition of a Property (and to pay the Transaction Expenses in connection therewith) are subject to the satisfaction or waiver of the following conditions precedent (to the extent such conditions precedent require the delivery of any agreement, certificate, instrument, memorandum, legal or other opinion, appraisal, commitment, title insurance commitment, lien report or any other document of any kind or type, such shall be in form and substance satisfactory to the Agent, in its reasonable discretion; notwithstanding the foregoing, the obligations of each party shall not be subject to any conditions contained in this Section 5.4 which are required to be performed by such party):

               (a) the correctness on the date of such Advance of the representations and warranties of the parties to this Agreement contained herein, in each of the other Operative Agreements and in each certificate delivered pursuant to any Operative Agreement;

               (b) the performance by the parties to this Agreement of their respective agreements contained herein and in the other Operative Agreements to be performed by them on or prior to each such date;

               (c) the Agent shall have received a fully executed counterpart of the Requisition, appropriately completed;

               (d) based upon the applicable Construction Budget which shall satisfy the requirements of this Agreement, the Available Commitments and the Available Holder Commitment (after deducting the Unfunded Amount) will be sufficient to complete the Improvements;

               (e) there shall not have occurred and be continuing any Default or Event of Default under any of the Operative Agreements (other than a Default that would be cured upon application of the proceeds of such Advance, provided that such proceeds are so applied or provision reasonably satisfactory to the Agent shall have been made such that the proceeds will be so applied) and no Default or Event of Default under any of the Operative Agreements will have occurred after giving effect to the Construction Advance requested by the applicable Requisition;

               (f) the title insurance policy delivered in connection with the requirements of Section 5.3(g) shall provide for (or shall be endorsed to provide for) insurance in an amount at least equal to the maximum total Property Cost indicated by the Construction Budget referred to in subparagraph (d) above and there shall be no title change or exception objectionable to the Agent in its reasonable discretion;

               (g) prior to or in connection with any request for an Advance for Hard Costs respecting any Property, the Construction Agent shall have delivered to the Agent copies of the Plans and Specifications and the final Construction Budget for the applicable Improvements;

               (h) the Construction Agent shall have delivered to the Agent invoices for, or other reasonably satisfactory evidence of, any Transaction Expenses that are to be paid with the Advance;

               (i) the Construction Agent shall have delivered, or caused to be delivered to the Agent, invoices, Bills of Sale or other documents reasonably acceptable to the Agent, in each case with regard to any Equipment or other components of such Property then being acquired with the proceeds of the Loans and Holder Advances and naming the Lessor as purchaser and transferee;

               (j) all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of the Operative Agreements shall have been paid or provisions for such payment shall have been made to the reasonable satisfaction of the Agent;

               (k) since the date of the most recent audited financial statements of the Lessee, there shall not have occurred any event, condition or state of facts which shall have or could reasonably be expected to have a Material Adverse Effect, other than as specifically contemplated by the Operative Agreements;

               (l) in the good faith opinion of the Agent and its counsel, the transactions contemplated by the Operative Agreements do not and will not subject the Lessor, the Lenders, the Agent or the Holders to any adverse regulatory prohibitions, constraints, penalties or fines;

               (m) [Reserved]; and

               (n) prior to or in connection with any request for an Advance for Hard Costs respecting any Property, the Construction Agent shall have caused an Appraisal regarding such Property to be provided to the Agent from an appraiser selected by the Agent.

        5.5. ADDITIONAL REPORTING AND DELIVERY REQUIREMENTS ON COMPLETION DATE AND ON CONSTRUCTION PERIOD TERMINATION DATE.

        On or prior to the Completion Date for each Property, the Construction Agent shall deliver to the Agent an Officer's Certificate in the form attached hereto as Exhibit I or in such other form as is acceptable to the Agent specifying (a) the address for such Property, (b) the Completion Date for such Property, (c) detailed, itemized documentation supporting the asserted Property Cost figures and (d) that all representations and warranties of the Construction Agent and Lessee in each of the Operative Agreements and each certificate delivered pursuant thereto are true and correct as of the Completion Date. The Agent shall have the right to contest the information contained in such Officer's Certificate. Furthermore, on or prior to the Completion Date for each Property, the Construction Agent shall deliver or cause to be delivered to the Agent (unless previously delivered to the Agent) originals of the following, each of which shall be in form and substance acceptable to the Agent, in its reasonable discretion: (w) a title insurance endorsement regarding the title insurance policy delivered in connection with the requirements of Section 5.3(g), but only to the extent such endorsement is necessary to provide for insurance in an amount at least equal to the maximum total Property Cost and, if endorsed, the endorsement shall not include a title change or exception objectionable to the Agent; (x) an as-built survey for such Property, (y) ACCORD Evidence of Insurance and/or a certified copy of the insurance policies respecting such Property as required hereunder and under the Lease Agreement, and (z) if reasonably requested by the Agent, amendments to the Lessor Financing Statements executed by the appropriate parties. In addition, on the Completion Date for such Property the Construction Agent covenants and agrees that the recording fees, documentary stamp taxes or similar amounts required to be paid in connection with the related Mortgage Instrument shall be paid in an amount required by applicable law, subject, however, to the obligations of the Lenders and the Holders to fund such costs to the extent required pursuant to Section 7.1.

        5.6.   THE CONSTRUCTION AGENT DELIVERY OF CONSTRUCTION BUDGET
               MODIFICATIONS.

        The Construction Agent covenants and agrees to deliver to the Agent each month notification of any modification to any Construction Budget regarding any Property if such modification increases the cost to construct such Property; provided no Construction Budget may be increased unless (a) the title insurance policies referenced in Section 5.3(g) are also modified or endorsed, if necessary, to provide for insurance in an amount that satisfies the requirements of Section 5.4(f) of this Agreement and (b) after giving effect to any such amendment, the Construction Budget remains in compliance with the requirements of Section 5.4(d) of this Agreement.

        5.7.   RESTRICTIONS ON LIENS.

        On each Property Closing Date, the Construction Agent shall cause each Property acquired by the Lessor on such date to be free and clear of all Liens except those referenced in Sections 6.2(r)(i) and 6.2(r)(ii). On each date a Property is either sold to a third party in accordance with the terms of the Operative Agreements or, pursuant to Section 22.1(a) of the Lease Agreement, retained by the Lessor, the Lessee shall cause such Property to be free and clear of all Liens (other than Lessor Liens and such other Liens that are expressly set forth as title exceptions on the title commitment issued under
Section 5.3(g) with respect to such Property, to the extent such title commitment has been approved by the Agent).

        5.8.   PAYMENTS.

        All payments of principal, interest, Holder Advances, Holder Yield and other amounts to be made by the Construction Agent or the Lessee under this Agreement or any other Operative Agreements (excluding Excepted Payments which shall be paid directly to the party to whom such payments are owed) shall be made to the Agent at the office designated by the Agent from time to time in Dollars and in immediately available funds, without setoff, deduction, or counterclaim. Subject to the definition of "Interest Period" in Appendix A attached hereto, whenever any payment under this Agreement or any other Operative Agreements shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time in such case shall be included in the computation of interest, Holder Yield and fees payable pursuant to the Operative Agreements, as applicable and as the case may be.

        5.9. UNILATERAL RIGHT TO INCREASE THE HOLDER COMMITMENTS AND THE LENDER COMMITMENTS.

        Notwithstanding any other provision of any Operative Agreement or any objection by any Person (including without limitation any objection by any Credit Party), (a) each Holder, in its sole discretion, may unilaterally elect to increase its Holder Commitment in order to fund amounts due and owing pursuant to Sections 7.1(a), 7.1(b) and/or 11.8, and such other amounts payable by the Lessor during the Construction Period pursuant to the Operative Agreements, and (b) each Lender, in its sole discretion, may unilaterally elect to increase its Lender Commitment in order to fund amounts due and owing pursuant to Sections 7.1(a), 7.1(b) and/or 11.8, and such other amounts payable by the Lessor during the Construction Period pursuant to the Operative Agreements.

        5.10.  JOINDER AGREEMENT REQUIREMENTS.

        Each Material Domestic Subsidiary of each Credit Party formed or acquired subsequent to the Initial Closing Date shall become a Guarantor and shall satisfy the following conditions within thirty (30) days after its formation or acquisition (or, in the case of a Domestic Subsidiary that was not a Material Domestic Subsidiary at the time of its formation or acquisition, within thirty (30) days after such Domestic Subsidiary becomes a Material Domestic Subsidiary of any Credit Party):

               (a) such Material Domestic Subsidiary shall execute and deliver to the Agent a Joinder Agreement in the form attached hereto as Exhibit K;

               (b) such Material Domestic Subsidiary shall have delivered to the Agent (x) an Officer's Certificate of such Material Domestic Subsidiary in the form attached hereto as Exhibit C, (y) a certificate of the Secretary or an Assistant Secretary of such Material Domestic Subsidiary in the form attached hereto as Exhibit D and (z) good standing certificates (or local equivalent) from the respective states where such Material Domestic Subsidiary is incorporated or organized and where the principal place of business of the Parent or such Material Domestic Subsidiary is located as to its good standing in each such state;

               (c) such Material Domestic Subsidiary shall have delivered to the Agent an opinion of counsel (reasonably acceptable to the Agent) in the form attached hereto as Exhibit H-1 or such other form as is reasonably acceptable to the Agent and such Material Domestic Subsidiary; and

               (d) the Agent shall have received such other documents, certificates and information as the Agent shall have reasonably requested.

        Notwithstanding any provision of this Section 5.10 or any other Operative Agreement to the contrary, in the event that either (i) the aggregate total assets (as determined in accordance with GAAP) of all Domestic Subsidiaries of the Credit Parties (when taken as a whole) that are not Material Domestic Subsidiaries and are not otherwise Guarantors exceeds $50,000,000, or
(ii) the aggregate annual revenues for the most recently ended fiscal years of all Domestic Subsidiaries of the Credit Parties (taken as a whole) that are not Material Domestic Subsidiaries and are not otherwise Guarantors exceeds $10,000,000, the Credit Parties shall cause additional Domestic Subsidiaries to become Guarantors and satisfy the conditions set forth in subsections (a)-(d) of this Section 5.10 such that neither the level of aggregate assets nor the level of aggregate revenues, as the case may be, attributable to such Domestic Subsidiaries that are not Material Domestic Subsidiaries and are not otherwise Guarantors shall no longer exceed the aggregate levels of assets and revenues set forth in clauses (i) and (ii) of this sentence, respectively.

        5.11.  PROPERTY COST AS OF THE RENT COMMENCEMENT DATE.

        Upon receipt of the Officer's Certificate from the Construction Agent pursuant to Section 5.5, the Agent shall promptly deliver a notice to the Lessee specifying the amount allocable to the Property Cost respecting the Land, as identified on any Lease Supplement relating to Land, and the amount allocable to the Property Cost respecting the Improvements, as identified on any Lease Supplement relating to Improvements. Such amounts identified by the Agent shall be conclusive, absent manifest error.

                   SECTION 6. REPRESENTATIONS AND WARRANTIES.

        6.1.   REPRESENTATIONS AND WARRANTIES OF THE BORROWER.

        Effective as of the Initial Closing Date and the date of each Advance, the Trust Company in its individual capacity and as the Borrower, as indicated, represents and warrants to each of the other parties hereto as follows, provided, that the representations in the following paragraphs (h), (j) and (k) are made solely in its capacity as the Borrower:

               (a) It is a national banking association and is duly organized and validly existing and in good standing under the laws of the United States of America and has the power and authority to enter into and perform its obligations under the Trust Agreement and (assuming due authorization, execution and delivery of the Trust Agreement by the Holders) has the corporate and trust power and authority to act as the Owner Trustee and to enter into and perform the obligations under each of the other Operative Agreements to which the Trust Company or the Owner Trustee, as the case may be, is or will be a party and each other agreement, instrument and document to be executed and delivered by it on or before such Closing Date in connection with or as contemplated by each such Operative Agreement to which the Trust Company or the Owner Trustee, as the case may be, is or will be a party;

               (b) The execution, delivery and performance of each Operative Agreement to which it is or will be a party, either in its individual capacity or (assuming due authorization, execution and delivery of the Trust Agreement by the Holders) as the Owner Trustee, as the case may be, has been duly authorized by all necessary action on its part and neither the execution and delivery thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof (i) does or will require any approval or consent of any trustee or holders of any of its indebtedness or obligations, (ii) does or will contravene any Legal Requirement relating to its banking or trust powers, (iii) does or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lien upon any of its property under, (A) its charter or by-laws, or (B) any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound or affected, which contravention, breach, default or Lien under clause (B) would materially and adversely affect its ability, in its individual capacity or as the Owner Trustee, to perform its obligations under the Operative Agreements to which it is a party or (iv) does or will require any Governmental Action by any Governmental Authority regulating its banking or trust powers;

               (c) The Trust Agreement and, assuming the Trust Agreement is the legal, valid and binding obligation of the Holders, each other Operative Agreement to which the Trust Company or the Owner Trustee, as the case may be, is or will be a party have been, or on or before such Closing Date will be, duly executed and delivered by the Trust Company or the Owner Trustee, as the case may be, and the Trust Agreement and each such other Operative Agreement to which the Trust Company or the Owner Trustee, as the case may be, is a party constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against the Trust Company or the Owner Trustee, as the case may be, in accordance with the terms thereof;

               (d) There is no action or proceeding pending or, to its knowledge, threatened to which it is or will be a party, either in its individual capacity or as the Owner Trustee, before any Governmental Authority that, if adversely determined, would materially and adversely affect its ability, in its individual capacity or as the Owner Trustee, to perform its obligations under the Operative Agreements to which it is a party or would question the validity or enforceability of any of the Operative Agreements to which it is or will become a party;

               (e) It, either in its individual capacity or as the Owner Trustee, has not assigned or transferred any of its right, title or interest in or under the Lease, the Construction Agency Agreement or its interest in any Property or any portion thereof, except in accordance with the Operative Agreements;

               (f) No Default or Event of Default under the Operative Agreements attributable to it has occurred and is continuing;

               (g) Except as otherwise contemplated in the Operative Agreements, the proceeds of the Loans and Holder Advances shall not be applied by the Owner Trustee, either in its individual capacity or as the Owner Trustee, for any purpose other than the purchase and/or lease of the Properties, the acquisition, installation and testing of the Equipment, the construction of Improvements and the payment of Transaction Expenses and the fees, expenses and other disbursements referenced in Sections 7.1(a) and 7.1(b) of this Agreement, in each case which accrue prior to the Rent Commencement Date with respect to a particular Property;

                      (h) Neither the Owner Trustee nor any Person authorized by the Owner Trustee to act on its behalf has offered or sold any interest in the Trust Estate or the Notes, or in any similar security relating to a Property, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the aforementioned securities to, or solicited any offer to acquire any of the same from, any Person other than, in the case of the Notes, the Agent, and neither the Owner Trustee nor any Person authorized by the Owner Trustee to act on its behalf will take any action which would subject, as a direct result of such action alone, the issuance or sale of any interest in the Trust Estate or the Notes to the provisions of Section 5 of the Securities Act or require the qualification of any Operative Agreement under the Trust Indenture Act of 1939, as amended;

               (i) The Owner Trustee's principal place of business, chief executive office and office where the documents, accounts and records relating to the transactions contemplated by this Agreement and each other Operative Agreement are kept are located at 79 South Main Street, Salt Lake City, Utah 84111;

               (j) The Owner Trustee is not engaged principally in, and does not have as one (1) of its important activities, the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System of the United States), and no part of the proceeds of the Loans or the Holder Advances will be used by it to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulations G, T, U, or X of the Board of Governors of the Federal Reserve System of the United States;

               (k) The Owner Trustee is not an "investment company" or a company controlled by an "investment company" within the meaning of the Investment Company Act;

               (l) Each Property is free and clear of all Lessor Liens attributable to the Owner Trustee, either in its individual capacity or as the Owner Trustee; and

               (m) The Owner Trustee, in its trust capacity, is not a party to any documents, instruments or agreements other than the Operative Agreements executed by the Owner Trustee, in its trust capacity.

        6.2.   REPRESENTATIONS AND WARRANTIES OF THE CREDIT PARTIES.

        Effective as of the Initial Closing Date, the date of each Advance, the date each Domestic Subsidiary or Parent, as the case may be, delivers a Joinder Agreement and the Rent Commencement Date, each Credit Party represents and warrants to each of the other parties hereto that:

               (a) The Lessee has delivered to the Agent the financial statements and other reports referred to in Section 8.3A(a)(i) and (ii) hereof;

               (b) The execution and delivery by each Credit Party of this Agreement and the other applicable Operative Agreements as of such date and the performance by each Credit Party of its respective obligations under this Agreement and the other applicable Operative Agreements are within the corporate, partnership or limited liability company (as the case may be) powers of each Credit Party, have been duly authorized by all necessary corporate action on the part of each Credit Party (including without limitation any necessary shareholder action), have been duly executed and delivered, have received all necessary governmental approval, and do not and will not (i) violate any Legal Requirement which is binding on any Credit Party or any of its Subsidiaries, (ii) contravene or conflict with, or result in a breach of, any provision of the Articles of Incorporation, By-Laws or other organizational documents of any Credit Party or any of its Subsidiaries or of any agreement, indenture, instrument or other document which is binding on any Credit Party or any of its Subsidiaries or (iii) result in, or require, the creation or imposition of any Lien (other than pursuant to the terms of the Operative Agreements) on any asset of any Credit Party or any of its Subsidiaries;

               (c) This Agreement and the other applicable Operative Agreements executed prior to and as of such date by any Credit Party, constitute the legal, valid and binding obligation of such Credit Party, as applicable, enforceable against the such Credit Party, as applicable, in accordance with their terms. Each Credit Party has executed the various Operative Agreements required to be executed by such Credit Party as of such date;

               (d) There are no material actions, suits or proceedings pending or, to our knowledge, threatened against any Credit Party in any court or before any Governmental Authority (nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority to set aside, restrain, enjoin or prevent the full performance of any Operative Agreement or any transaction contemplated thereby) that
        (i) concern any Property or any Credit Party's interest therein, (ii) question the validity or enforceability of any Operative Agreement or any transaction described in the Operative Agreements or (iii) shall have or could reasonably be expected to have a Material Adverse Effect; provided, for purposes of disclosure, the Credit Parties have described the litigation set forth on Exhibit J;

               (e) No Governmental Action by any Governmental Authority or other authorization, registration, consent, approval, waiver, notice or other action by, to or of any other Person pursuant to any Legal Requirement, contract, indenture, instrument or agreement or for any other reason is required to authorize or is required in connection with (i) the execution, delivery or performance of any Operative Agreement, (ii) the legality, validity, binding effect or enforceability of any Operative Agreement, (iii) the acquisition, ownership, construction, completion, occupancy, operation, leasing or subleasing of any Property or (iv) any Advance, in each case, except those which have been obtained and are in full force and effect;

                      (f) Upon the execution and delivery of the Lease and each Lease Supplement to the Lease, (i) the Lessee will have unconditionally accepted the Property subject to the

        Lease Supplement and will have a valid and subsisting leasehold interest in such Property, subject only to the Permitted Liens, and (ii) no offset will exist with respect to any Rent or other sums payable under the Lease;

               (g) Except as otherwise contemplated by the Operative Agreements, the Construction Agent shall not use the proceeds of any Holder Advance or Loan for any purpose other than the purchase and/or lease of the Properties, the acquisition, installation and testing of the Equipment, the construction of Improvements and the payment of Transaction Expenses, in each case which accrue prior to the Rent Commencement Date with respect to a particular Property;

               (h) All information (including without limitation the financial statements and other reports delivered to the Agent pursuant to Section 8.3A(a)(i) and (ii)) heretofore or contemporaneously herewith furnished by each Credit Party or its Subsidiaries to the Agent, the Owner Trustee, any Lender or any Holder for purposes of or in connection with this Agreement and the transactions contemplated hereby is, and all information hereafter furnished by or on behalf of each Credit Party or its Subsidiaries to the Agent, the Owner Trustee, any Lender or any Holder pursuant hereto or in connection herewith will be, true and accurate in every material respect on the date as of which such information is dated or certified, and such information, taken as a whole, does not and will not omit to state any material fact necessary to make such information, taken as a whole, not misleading;

               (i) The principal place of business, chief executive office and office of the Construction Agent and the Lessee where the documents, accounts and records relating to the transactions contemplated by this Agreement and each other Operative Agreement are kept are located at 1600 Plymouth Street, Mountain View, California 94043;

               (j) The representations and warranties of each Credit Party set forth in any of the Operative Agreements are true and correct in all material respects on and as of each such date as if made on and as of such date. Each Credit Party is in all material respects in compliance with its respective obligations under the Operative Agreements and there exists no Default or Event of Default under any of the Operative Agreements which is continuing and which has not been cured within any cure period expressly granted under the terms of the applicable Operative Agreement or otherwise waived in accordance with the applicable Operative Agreement. No Default or Event of Default will occur under any of the Operative Agreements as a result of, or after giving effect to, the Advance requested by the Requisition on the date of each Advance;

                      (k) As of each Property Closing Date, the date of each subsequent Advance and the Rent Commencement Date only, each Property then being financed consists of (i) unimproved Land or (ii) Land and existing Improvements thereon which Improvements are either suitable for occupancy at the time of acquisition or will be constructed, renovated, modified or demolished in accordance with the terms of this Agreement. Each

        Property then being financed is located at the location set forth on the applicable Requisition, each of which is in one (1) of the Approved States;

               (l) As of each Property Closing Date, the date of each subsequent Advance and the Rent Commencement Date only, the Lessor has good and marketable fee simple title to each Property, subject only to (i) such Liens referenced in Sections 6.2(r)(i) and 6.2(r)(ii) on the applicable Property Closing Date and (ii) subject to Section 5.7, Permitted Liens after the applicable Property Closing Date;

               (m) As of each Property Closing Date, the date of each subsequent Advance and the Rent Commencement Date only, no portion of any Property is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, or if any such Property is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, then flood insurance has been obtained for such Property in accordance with Section 14.2(b) of the Lease and in accordance with the National Flood Insurance Act of 1968, as amended;

               (n) As of each Property Closing Date, the date of each subsequent Advance and the Rent Commencement Date only, each Property complies with all Insurance Requirements and all standards of Lessee with respect to similar properties owned by Lessee;

               (o) As of each Property Closing Date, the date of each subsequent Advance and the Rent Commencement Date only, each Property complies with all Legal Requirements as of such date (including without limitation all zoning and land use laws and Environmental Laws), except to the extent that failure to comply therewith, individually or in the aggregate, shall not have and could not reasonably be expected to have a Material Adverse Effect;

               (p) As of each Property Closing Date, the date of each subsequent Advance and the Rent Commencement Date only, all utility services and facilities necessary for the construction and operation of the Improvements and the installation and operation of the Equipment regarding each Property (including without limitation gas, electrical, water and sewage services and facilities) are available at the Land or will be constructed prior to the Completion Date for such Property;

               (q) As of each Property Closing Date, the date of each subsequent Advance and the Rent Commencement Date only, acquisition, installation and testing of the Equipment (if any) and construction of the Improvements (if any) to such date shall have been performed in a good and workmanlike manner, substantially in accordance with the applicable Plans and Specifications;

               (r) (i) The Security Documents create, as security for the Obligations (as such term is defined in the Security Agreement), valid and enforceable security interests in, and Liens on, all of the Collateral, in favor of the Agent, for the ratable benefit of the Lenders and the Holders, as their respective interests appear in the Operative Agreements, and such security interests and Liens are subject to no other Liens other than (A) Liens that are expressly set forth as title exceptions on the title commitment issued under Section 5.3(g) with respect to the applicable Property, to the extent such title commitment has been approved by the Agent and (B) from and after the applicable Property Closing Date, Permitted Liens. Upon recordation of the Mortgage Instrument in the real estate recording office in the applicable Approved State identified by the Construction Agent or the Lessee, the Lien created by the Mortgage Instrument in the real property described therein shall be a perfected first priority mortgage Lien on such real property in favor of the Agent, for the ratable benefit of the Lenders and the Holders, as their respective interests appear in the Operative Agreements. To the extent that the security interests in the portion of the Collateral comprised of personal property can be perfected by filing in the filing offices in the applicable Approved States or elsewhere identified by the Construction Agent or the Lessee, upon filing of the Lender Financing Statements in such filing offices, the security interests created by the Security Agreement shall be perfected first priority security interests in such personal property in favor of the Agent, for the ratable benefit of the Lenders and the Holders, as their respective interests appear in the Operative Agreements;

                      (ii) The Lease Agreement creates, as security for the
               obligations of the Lessee under the Lease Agreement, valid and enforceable security interests in, and Liens on, each Property leased thereunder, in favor of the Lessor, and such security interests and Liens are subject to no other Liens other than Liens that are expressly set forth as title exceptions on the title commitment issued under Section 5.3(g) with respect to the applicable Property, to the extent such title commitment has been approved by the Agent. Upon recordation of the Lease Agreement in the real estate recording office in the applicable Approved State identified by the Construction Agent or the Lessee, the Lien created by the Lease Agreement in the real property described therein shall be a perfected first priority mortgage Lien on such real property in favor of the Agent, for the ratable benefit of the Lenders and the Holders, as their respective interests appear in the Operative Agreements. To the extent that the security interests in the portion of any Property comprised of personal property can be perfected by the filing in the filing offices in the State of California or elsewhere identified by the Construction Agent or the Lessee upon filing of the Lessor Financing Statements in such filing offices, a security interest created by the Lease Agreement shall be perfected first priority security interests in such personal property in favor of the Lessor, which rights pursuant to the Lessor Financing Statements are assigned to the Agent, for the ratable benefit of the Lenders and the Holders, as their respective interests appear in the Operative Agreements;

               (s) The Plans and Specifications for each Property will be prepared prior to the commencement of construction in accordance with all applicable Legal Requirements

        (including without limitation all applicable Environmental Laws and building, planning, zoning and fire codes), except to the extent the failure to comply therewith, individually or in the aggregate, shall not have and could not reasonably be expected to have a Material Adverse Effect. Upon completion of the Improvements for the Property in accordance with the applicable Plans and Specifications, such Improvements will be within any building restriction lines and will not encroach in any manner onto any adjoining land (except as permitted by express written easements, which have been approved by the Agent);

               (t) As of the Rent Commencement Date only, each Property shall be improved in accordance with the applicable Plans and Specifications in a good and workmanlike manner and shall be operational;

               (u) [Reserved];

               (v) Each Credit Party has (i) initiated a review and assessment of all areas within its and each of its Subsidiaries' business and operations (including those affected by suppliers, vendors and customers of each Credit Party and its Subsidiaries) that could be adversely affected by the Year 2000 Problem, (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis and (iii) to date, implemented that plan in accordance with that timetable. Based on the foregoing, each Credit Party believes that all computer applications (including those of suppliers, vendors and customers of each Credit Party and its Subsidiaries) that are material to its or any of its Subsidiaries' business and operations are able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 Compliant"), except to the extent that a failure to do so shall not have and could not reasonably be expected to have a Material Adverse Effect; and

               (w) As of September 30, 1999, all of the following had occurred (in the order designated below):

                      (i) the merger of Merger Sub with and into the Lessee
               occurred (making the Lessee a wholly-owned Subsidiary of the Parent) in accordance with the terms of the Reorganization Agreement and applicable law;

                      (ii) each share of Capital Stock of the Lessee was
               converted into one share of Capital Stock of the Parent in accordance with the terms of the Reorganization Agreement and applicable law; and

                      (iii) the Parent acquired all of the Capital Stock of NSMG and the NSMG Business in accordance with the terms of the Reorganization Agreement and applicable law.

                              SECTION 6B. GUARANTY

        6B.1.  GUARANTY OF PAYMENT AND PERFORMANCE.

        Subject to Section 6B.7, each Guarantor hereby, jointly and severally, unconditionally guarantees to each Financing Party the prompt payment and performance of the Company Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) or when such is otherwise to be performed; provided, notwithstanding the foregoing, the obligations of the Guarantors under this Section 6B shall not constitute a direct guaranty of the indebtedness of the Lessor evidenced by the Notes but rather a guaranty of the Company Obligations arising under the Operative Agreements. This Section 6B is a guaranty of payment and performance and not of collection and is a continuing guaranty and shall apply to all Company Obligations whenever arising. All rights granted to the Financing Parties under this Section 6B shall be subject to the provisions of Section 8.2(h) and 8.6.

        6B.2.  OBLIGATIONS UNCONDITIONAL.

        Each Guarantor agrees that the obligations of the Guarantors hereunder are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Operative Agreements, or any other agreement or instrument referred to therein, or any substitution, release or exchange of any other guarantee of or security for any of the Company Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety, guarantor or co-obligor, it being the intent of this Section 6B.2 that the obligations of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Each Guarantor agrees that this Section 6B may be enforced by the Financing Parties without the necessity at any time of resorting to or exhausting any other security or collateral and without the necessity at any time of having recourse to the Notes, the Certificates or any other of the Operative Agreements or any collateral, if any, hereafter securing the Company Obligations or otherwise and each Guarantor hereby waives the right to require the Financing Parties to proceed against the Construction Agent, the Lessee or any other Person (including without limitation a co-guarantor) or to require the Financing Parties to pursue any other remedy or enforce any other right. Each Guarantor further agrees that it hereby waives any and all right of subrogation, indemnity, reimbursement or contribution against the Lessee and the Construction Agent or any other Guarantor of the Company Obligations for amounts paid under this Section 6B until such time as the Loans, Holder Advances, accrued but unpaid interest, accrued but unpaid Holder Yield and all other amounts owing under the Operative Agreements have been paid in full. Without limiting the generality of the waiver provisions of this Section 6B, each Guarantor hereby waives any rights to require the Financing Parties to proceed against the Construction Agent, the Lessee or any co-guarantor or to require Lessor to pursue any other remedy or enforce any other right. Each Guarantor further agrees that nothing contained herein shall prevent the Financing Parties from suing on any Operative Agreement or foreclosing any security interest in or Lien on any collateral, if any, securing the Company Obligations or from exercising any other rights available to it under any Operative Agreement, or any other instrument of security, if any, and the exercise of any of the aforesaid rights and the completion of any foreclosure proceedings shall not constitute a discharge of any Guarantor's obligations hereunder; it being the purpose and intent of each Guarantor that its obligations hereunder shall be absolute, independent and unconditional under any and all circumstances; provided that any amounts due under this Section 6B which are paid to or for the benefit of any Financing Party shall reduce the Company Obligations by a corresponding amount (unless required to be rescinded at a later date). Neither any Guarantor's obligations under this Section 6B nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of the Construction Agent or the Lessee or by reason of the bankruptcy or insolvency of the Construction Agent or the Lessee. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Company Obligations and notice of or proof of reliance by any Financing Party upon this Section 6B or acceptance of this Section 6B. Each Guarantor also expressly waives any and all benefits under the California Civil Code Sections 2787 to 2855, inclusive. The Company Obligations shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Section 6B. All dealings between the Construction Agent, the Lessee and any of the Guarantors, on the one hand, and the Financing Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Section 6B.

        6B.3.  MODIFICATIONS.

        Each Guarantor agrees that (a) all or any part of the security now or hereafter held for the Company Obligations, if any, may be exchanged, compromised or surrendered from time to time; (b) no Financing Party shall have any obligation to protect, perfect, secure or insure any such security interests, liens or encumbrances now or hereafter held, if any, for the Company Obligations or the properties subject thereto; (c) the time or place of payment of the Company Obligations may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; (d) the Construction Agent, the Lessee and any other party liable for payment under the Operative Agreements may be granted indulgences generally; (e) any of the provisions of the Notes, the Certificates or any of the other Operative Agreements may be modified, amended or waived; (f) any party (including any co-guarantor) liable for the payment thereof may be granted indulgences or be released; and (g) any deposit balance for the credit of the Construction Agent, the Lessee or any other party liable for the payment of the Company Obligations or liable upon any security therefor may be released, in whole or in part, at, before or after the stated, extended or accelerated maturity of the Company Obligations, all without notice to or further assent by such Guarantor, which shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence or release.

        6B.4.  WAIVER OF RIGHTS.

        Each Guarantor expressly waives to the fullest extent permitted by applicable law: (a) notice of acceptance of this Section 6B by any Financing Party and of all extensions of credit or other Advances to the Construction Agent and the Lessee by the Lenders pursuant to the terms of the Operative Agreements; (b) presentment and demand for payment or performance of any of the Company Obligations; (c) protest and notice of dishonor or of default with respect to the Company

Obligations or with respect to any security therefor; (d) notice of any Financing Party obtaining, amending, substituting for, releasing, waiving or modifying any security interest, lien or encumbrance, if any, hereafter securing the Company Obligations, or any Financing Party's subordinating, compromising, discharging or releasing such security interests, liens or encumbrances, if any; and (e) all other notices to which such Guarantor might otherwise be entitled. Notwithstanding anything to the contrary herein, (i) each Guarantor's payments hereunder shall be due five (5) Business Days after written demand by the Agent for such payment (unless the Company Obligations are automatically accelerated pursuant to the applicable provisions of the Operative Agreements in which case the Guarantors' payments shall be automatically due) and (ii) any modification of the Operative Agreements which has the effect of increasing the Company Obligations shall not be enforceable against a Guarantor unless such Guarantor executes the document evidencing such modification or otherwise reaffirms its guaranty in writing in connection with such modification.

        6B.5.  REINSTATEMENT.

        The obligations of the Guarantors under this Section 6B shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Company Obligations is rescinded or must be otherwise restored by any holder of any of the Company Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify each Financing Party on demand for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred by any Financing Party in connection with such rescission or restoration, including without limitation any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

        6B.6.  REMEDIES.

        The Guarantors agree that, as between the Guarantors, on the one hand, and each Financing Party, on the other hand, the Company Obligations may be declared to be forthwith due and payable as provided in the applicable provisions of the Operative Agreements (and shall be deemed to have become automatically due and payable in the circumstances provided therein) notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing such Company Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or such Company Obligations being deemed to have become automatically due and payable), such Company Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantors in accordance with the applicable provisions of the Operative Agreements.

        6B.7.  LIMITATION OF GUARANTY.

        Notwithstanding any provision to the contrary contained herein or in any of the other Operative Agreements, to the extent the obligations of any Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including without limitation because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of such Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including without limitation the Bankruptcy Code).

        Subject to Section 6B.5, upon the satisfaction of the Company Obligations in full, regardless of the source of payment, the Guarantors' obligations hereunder shall be deemed satisfied, discharged and terminated other than indemnifications set forth herein that expressly survive.

        6B.8.  PAYMENT OF AMOUNTS TO THE AGENT.

        Each Financing Party hereby instructs each Guarantor, and each Guarantor hereby acknowledges and agrees, that until such time as the Loans and the Holder Advances are paid in full and the Liens evidenced by the Security Agreement and the Mortgage Instruments have been released any and all Rent (excluding Excepted Payments which shall be payable to each Holder or other Person as appropriate) and any and all other amounts of any kind or type under any of the Operative Agreements due and owing or payable to any Person shall instead be paid directly to the Agent (excluding Excepted Payments which shall be payable to each Holder or other Person as appropriate) or as the Agent may direct from time to time for allocation and distribution in accordance with the procedures set forth in
Section 8.7 hereof.

               6B.9 ADDITIONAL GUARANTOR WAIVERS.

               (a) The provisions of Section 6B of the Participation Agreement shall remain in full force and effect notwithstanding (i) any release of any Credit Party from any liability with respect to the Company Obligations; or (ii) any release or subordination of any real or personal property now or hereafter held by the Agent as security for the performance of the Company Obligations;

               (b) Each Guarantor expressly waives any and all benefits which might otherwise be available to it under California Civil Code Sections 2809, 2810, 2819, 2839, 2845, 2849, 2850, 2899 and 3433;

               (c) Each Guarantor hereby waives any and all defenses, including but not limited to such Guarantor's defense of estoppel discussed in Union Bank vs. Gradsky (1968) 265 Cal.App.2d 40, based upon a foreclosure against all or any part of the real property security for the indebtedness evidenced by the Notes or Holder Certificates pursuant to the power of sale contained in any Operative Agreement as opposed to proceeding by way of judicial foreclosure. Such Guarantor waives all rights and defenses arising out of an election of remedies by the Agent, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed such Guarantor's rights of subrogation and reimbursement by the operation of
        Section 580d of the California Code of Civil Procedure or otherwise;

               (d) Each Guarantor hereby waives all rights and defenses that such Guarantor may have because any of the Company Obligations are secured by real property. This means, among other things: (1) The Agent may collect from any Guarantor without first foreclosing on any real or personal property collateral pledged by any other Person, including without limitation, Lessee or any of its Subsidiaries; (2) If the Agent forecloses on any real property collateral pledged by any Guarantor: (A) the amount of debt may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, (B) the Agent may collect from any Guarantor even if the Agent, by foreclosing on the real property collateral, has destroyed any right such Guarantor may have to collect from any other Credit Party. This is an unconditional and irrevocable waiver of any rights and defenses any Guarantor may have because the Company Obligations are secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.

               (e) In the case of a power of sale foreclosure under any Operative Agreement, the fair market value of the real property collateral shall be conclusively deemed to be the amount of the successful bid at the foreclosure sale. Each Guarantor waives any rights or benefits it may now or hereafter have to a fair value hearing under
        Section 580a of the California Code of Civil Procedure. The Agent shall have absolutely no obligation to make a bid at any foreclosure sale, but rather may make no bid or bid any amount which the Agent, in its sole discretion, deems appropriate.

               (f) The Agent acknowledges that the provisions of this Section 6B.9 are intended to constitute a waiver of any rights and defenses any Guarantor may now or hereafter have as a "guarantor" to the extent any Operative Agreement executed by such Guarantor is construed to be in whole or in part a guaranty of the Company Obligations.

                     SECTION 7. PAYMENT OF CERTAIN EXPENSES.

        7.1.   TRANSACTION EXPENSES.

               (a) The Lessor agrees on the Initial Closing Date, to pay, or cause to be paid, all Transaction Expenses arising from the Initial Closing Date, including without limitation all reasonable fees, expenses and disbursements of the various legal counsels for the Lessor and the Agent in connection with the transactions contemplated by the Operative Agreements and incurred in connection with such Initial Closing Date, the initial fees and expenses of the Owner Trustee due and payable on such Initial Closing Date, all fees, taxes and expenses for the recording, registration and filing of documents and all other reasonable fees, expenses and disbursements incurred in connection with such Initial Closing Date; provided, however, the Lessor shall pay such amounts described in this Section 7.1(a) only if funds are made available by the Lenders and the Holders in an amount sufficient to allow such payment and without regard to whether such amounts are referenced in any Requisition. On the Initial Closing Date after satisfaction of the conditions precedent for such date (excluding the requirement that a Requisition be delivered), the Holders shall make Holder Advances and the Lenders shall make Loans to the Lessor to pay for the Transaction Expenses, fees, expenses and other disbursements referenced in this Section 7.1(a).

               (b) Assuming no Default (other than a Default that would be cured upon application of the proceeds of such Advance, provided such proceeds are so applied or provision reasonably satisfactory to the Agent shall have been made such that such proceeds will be so applied) or Event of Default shall have occurred and be continuing and only for the period prior to the Rent Commencement Date, the Lessor agrees on each Property Closing Date, on the date of any Construction Advance and on the Completion Date to pay, or cause to be paid, all Transaction Expenses including without limitation all reasonable fees, expenses and disbursements of the various legal counsels for the Lessor and the Agent in connection with the transactions contemplated by the Operative Agreements and billed in connection with such Advance or such Completion Date, all amounts described in Section 7.1(a) of this Agreement which have not been previously paid, the annual fees and reasonable out-of-pocket expenses of the Owner Trustee, all fees, expenses and disbursements incurred with respect to the various items referenced in Sections 5.3, 5.4 and/or 5.5 (including without limitation any premiums for title insurance policies and charges for any updates to such policies) and all other reasonable fees, expenses and disbursements in connection with such Advance or such Completion Date including without limitation all expenses relating to and all fees, taxes and expenses for the recording, registration and filing of documents and during the Commitment Period, all fees, expenses and costs referenced in Sections 7.3(a), 7.3(b), 7.3(d) and 7.4; provided, however, the Lessor shall pay such amounts described in this Section 7.1(b) only if funds are made available by the Lenders and the Holders in an amount sufficient to allow such payment and without regard to whether such amounts are referenced in any Requisition. On each Property Closing Date, on the date of any Construction Advance or any Completion Date, after satisfaction of the conditions precedent for such date (excluding the requirement that a Requisition be delivered), the Holders shall make a Holder Advance and the Lenders shall make Loans to the Lessor to pay for the Transaction Expenses, fees, expenses and other disbursements referenced in this Section 7.1(b).

               (c) All fees payable pursuant to the Operative Agreements shall be calculated on the basis of a year of three hundred sixty (360) days for the actual days elapsed.

               (d) The Lessor shall use commercially reasonable efforts to cause invoices respecting the Transaction Expenses set forth in this Section
        7.1 of legal counsel and other professional service providers retained by the Lessor to be provided to the Lessee; provided, however, the failure of the Lessor to cause such invoices to be provided shall in no way excuse or otherwise affect the payment obligations for such Transaction Expenses.

        7.2.   BROKERS' FEES.

        The Lessee agrees to pay or cause to be paid any and all brokers' fees, if any, including without limitation any interest and penalties thereon, which are payable in connection with the transactions contemplated by this Agreement and the other Operative Agreements.

        7.3.   CERTAIN FEES AND EXPENSES.

        The Lessee agrees to pay or cause to be paid (a) the $5,000 initial and $5,000 annual Owner Trustee's fee and all reasonable expenses of the Owner Trustee and any co-trustees (including without limitation reasonable counsel fees and expenses) or any successor owner trustee and/or co-trustee, for acting as the owner trustee under the Trust Agreement, (b) all reasonable costs and expenses incurred by the Credit Parties, the Agent, the Lenders, the Holders or the Lessor in entering into any Lease Supplement and any future amendments, modifications, supplements, restatements and/or replacements with respect to any of the Operative Agreements, whether or not such Lease Supplement, amendments, modifications, supplements, restatements and/or replacements are ultimately entered into, or giving or withholding of waivers of consents hereto or thereto, which have been requested by any Credit Party, the Agent, the Lenders, the Holders or the Lessor, (c) all reasonable costs and expenses incurred by the Credit Parties, the Agent, the Lenders, the Holders or the Lessor in connection with any exercise of remedies under any Operative Agreement or any purchase of any Property by the Credit Parties or any third party and (d) all reasonable costs and expenses incurred by the Construction Agent, the Lessee, the Agent, the Lenders, the Holders or the Lessor in connection with any transfer or conveyance of any Property, whether or not such transfer or conveyance is ultimately accomplished.

        7.4.   COMMITMENT FEE.

        During the Commitment Period, the Lessee agrees to pay or to cause to be paid to the Agent for the account of (a) the Lenders, respectively, a commitment fee (the "Lender Commitment Fee") equal to the product of the average daily Available Commitment of each Lender during the applicable portion of the Commitment Period multiplied by a per annum rate equal to the Applicable Percentage for the Lender Commitment Fee and (b) the Holders, respectively, a commitment fee (the "Holder Commitment Fee") equal to the product of the average daily Available Holder Commitment of each Holder during the applicable portion of the Commitment Period multiplied by a per annum rate equal to the Applicable Percentage for the Holder Commitment Fee. Such Commitment Fees shall be calculated on the basis of a year of three hundred sixty (360) days for the actual days elapsed and shall be payable quarterly in arrears on each Commitment Fee Payment Date. If all or a portion of any such Commitment Fee shall not be paid when due, such overdue amount shall bear interest, payable by the Lessee on demand, at a rate per annum equal to the ABR (or in the case of overdue amounts relating to Holder Commitment Fees, the ABR plus 1.00%) plus two percent (2%) from the date of such non-payment until such amount is paid in full.

                   SECTION 8. OTHER COVENANTS AND AGREEMENTS.

        8.1.   COOPERATION WITH THE CONSTRUCTION AGENT OR THE LESSEE.

        The Holders, the Lenders, the Lessor (at the direction of the Majority Secured Parties) and the Agent shall, at the expense of and to the extent reasonably requested by the Construction Agent or the Lessee (but without assuming additional liabilities on account thereof and only to the extent such is acceptable to the Holders, the Lenders, the Lessor (at the direction of the Majority Secured Parties) and the Agent in their reasonable discretion), cooperate with the Construction Agent or the Lessee in connection with the Construction Agent or the Lessee satisfying its covenant obligations contained in the Operative Agreements including without limitation at any time and from time to time, promptly and duly executing and delivering any and all such further instruments, documents and financing statements (and continuation statements related thereto).

        8.2.   COVENANTS OF THE OWNER TRUSTEE AND THE HOLDERS.

        Each of the Owner Trustee and the Holders hereby agrees that so long as this Agreement is in effect:

               (a) Neither the Owner Trustee (in its trust capacity or in its individual capacity) nor any Holder will create or permit to exist at any time, and each of them will, at its own cost and expense, promptly take such action as may be necessary duly to discharge, or to cause to be discharged, all Lessor Liens on the Properties attributable to it; provided, however, that the Owner Trustee and the Holders shall not be required to so discharge any such Lessor Lien while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as such proceedings shall not materially and adversely affect the rights of the Lessee under the Lease and the other Operative Agreements or involve any material danger of impairment of the Liens of the Security Documents or of the sale, forfeiture or loss of, and shall not interfere with the use or disposition of, any Property or title thereto or any interest therein or the payment of Rent;

               (b) Without prejudice to any right under the Trust Agreement of the Owner Trustee to resign (subject to the requirement set forth in the Trust Agreement that such resignation shall not be effective until a successor shall have agreed to accept such appointment), or the Holders' rights under the Trust Agreement to remove the institution acting as the Owner Trustee (after consent to such removal by the Agent as provided in the Trust Agreement), each of the Owner Trustee and the Holders hereby agrees with the Lessee and the Agent (i) not to terminate or revoke the trust created by the Trust Agreement except as permitted by Article VIII of the Trust Agreement, (ii) not to amend, supplement, terminate or revoke or otherwise modify any provision of the Trust Agreement in such a manner as to adversely affect the rights of any such party without the prior written consent of such party and (iii) to comply with all of the terms of the Trust Agreement, the nonperformance of which would adversely affect such party;

               (c) The Owner Trustee or any successor may resign or be removed by the Holders as the Owner Trustee, a successor Owner Trustee may be appointed and a corporation may become the Owner Trustee under the Trust Agreement, only in accordance with the provisions of Article IX of the Trust Agreement and, with respect to such appointment, with the consent of the Lessee (so long as there shall be no Lease Event of Default that shall have occurred and be continuing), which consent shall not be unreasonably withheld or delayed;

               (d) The Owner Trustee, in its capacity as the Owner Trustee under the Trust Agreement, and not in its individual capacity, shall not contract for, create, incur or assume any Indebtedness, or enter into any business or other activity or enter into any contracts or agreements, other than pursuant to or under the Operative Agreements;

               (e) The Holders will not instruct the Owner Trustee to take any action in violation of the terms of any Operative Agreement;

               (f) Neither any Holder nor the Owner Trustee shall (i) commence any case, proceeding or other action with respect to the Owner Trustee under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, arrangement, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seek appointment of a receiver, trustee, custodian or other similar official with respect to the Owner Trustee or for all or any substantial benefit of the creditors of the Owner Trustee; and neither any Holder nor the Owner Trustee shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in this paragraph;

               (g) The Owner Trustee shall give prompt notice to the Lessee, the Holders and the Agent if the Owner Trustee's principal place of business or chief executive office, or the office where the records concerning the accounts or contract rights relating to any Property are kept, shall cease to be located at 79 South Main Street, Salt Lake City, Utah 84111, or if it shall change its name; and

               (h) The Owner Trustee shall take or refrain from taking such actions and grant or refrain from granting such approvals with respect to the Operative Agreements and/or relating to any Property in each case as directed in writing by the Agent (until such time as the Loans are paid in full, and then by the Majority Holders) or, in connection with Sections 8.5 and 9.2 hereof, the Lessee; provided, however, that notwithstanding the foregoing provisions of this subparagraph (h) the Owner Trustee, the Agent, the Lenders and the Holders each acknowledge, covenant and agree that neither the Owner Trustee nor the Agent shall act or refrain from acting, regarding each Unanimous Vote Matter, until such party has received the approval of each Lender and each Holder affected by such matter.

        8.3.   CREDIT PARTY COVENANTS, CONSENT AND ACKNOWLEDGMENT.

               (a) Each Credit Party acknowledges and agrees that the Owner Trustee, pursuant to the terms and conditions of the Security Agreement and the Mortgage Instruments, shall create Liens respecting the various personal property, fixtures and real property described therein in favor of the Agent. Each Credit Party hereby irrevocably consents to the creation, perfection and maintenance of such Liens until such liens are subject to release in accordance with this Agreement and the other Operative Agreements. Each Credit Party shall, to the extent reasonably requested by any of the other parties hereto, cooperate with the other parties in connection with their covenants herein or in the other Operative Agreements and shall from time to time duly execute and deliver any and all such future instruments, documents and financing statements (and continuation statements related thereto) as any other party hereto may reasonably request.

               (b) The Lessor hereby instructs each Credit Party, and each Credit Party hereby acknowledges and agrees, that until such time as the Loans and the Holder Advances are paid in full and the Liens evidenced by the Security Agreement and the Mortgage Instruments have been released (i) any and all Rent (excluding Excepted Payments which shall be payable to each Holder or other Person entitled thereto) and any and all other amounts of any kind or type under any of the Operative Agreements due and owing or payable to any Person shall instead be paid directly to the Agent (excluding Excepted Payments which shall be payable to each Holder or other Person entitled thereto) or as the Agent may direct from time to time for allocation and distribution in accordance with the procedures set forth in Section 8.7 hereof, (ii) all rights of the Lessor under the Lease shall be exercised by the Agent and
        (iii) each Credit Party shall cause all notices, certificates, financial statements, communications and other information which are delivered, or are required to be delivered, to the Lessor, to also be delivered at the same time to the Agent.

               (c) No Credit Party shall consent to or permit any amendment, supplement or other modification of the terms or provisions of any Operative Agreement except in accordance with Section 12.4 of this Agreement.

               (d) The Lessee hereby covenants and agrees to cause an Appraisal or reappraisal (in form and substance satisfactory to the Agent and from an appraiser selected by the Agent) to be issued respecting any Property as reasonably requested by the Agent from time to time (i) at each and every time as such shall be required to satisfy any regulatory requirements imposed on the Agent, the Lessor, the Trust Company, any Lender and/or any Holder and (ii) after the occurrence of an Event of Default.

               (e) The Lessee hereby covenants and agrees that, except for amounts payable as Basic Rent, any and all payment obligations owing from time to time under the Operative Agreements by any Person to the Agent, any Lender, any Holder or any other Person shall (without further action) be deemed to be Supplemental Rent obligations payable by the Lessee in accordance with the terms and conditions of this Agreement and the other Operative Agreements. Without limitation, such obligations of the Lessee shall include the Supplement Rent obligations pursuant to
        Section 3.3 of the Lease, arrangement fees, administrative fees, participation fees, commitment fees, unused fees, prepayment penalties, breakage costs, indemnities, trustee fees and transaction expenses incurred by the parties hereto in connection with the transactions contemplated by the Operative Agreements.

               (f) At any time the Lessor or the Agent is entitled under the Operative Agreements to possession of a Property or any component thereof, each of the Construction Agent and the Lessee hereby covenants and agrees, at its own cost and expense, to assemble and make the same available to the Agent (on behalf of the Lessor).

               (g) The Lessee hereby covenants and agrees that, respecting each Property, Non-Integral Equipment financed under the Operative Agreements may constitute up to, but shall not exceed, ten percent (10%) of the aggregate Advances extended at or prior to such time with respect to such Property.

               (h) The Lessee hereby covenants and agrees that as of Completion
        (i) the aggregate Property Cost shall not exceed $40,000,000 and (ii) each parcel of the Property shall be a Permitted Facility.

               (i) The Lessee hereby covenants and agrees that it shall give prompt notice to the Agent if the Lessee's principal place of business or chief executive office, or the office where the records concerning the accounts or contract rights relating to any Property are kept, shall cease to be located at 1600 Plymouth Street, Mountain View, California 94043 or if it shall change its name.

               (j) Unless the Agent otherwise agrees in writing, the Lessee hereby covenants and agrees that the aggregate Property Cost of Non-Integral Equipment purchased for any reason by the Lessee prior to the Expiration Date shall not exceed ten percent (10%) of the aggregate Property Cost for all Properties funded during the Commitment Period.

               (k) Beginning with the fiscal quarter of the Lessee that begins on January 1, 2000 and ends on March 31, 2000, and for each fiscal quarter of the Lessee thereafter, the Lessee shall furnish to the Agent a written notice setting forth the Lessee's calculation, in reasonable detail, of the ratio of Funded Indebtedness to EBITDA as of the last day of each such period and the level of EBITDA for such fiscal quarter of the Lessee, such written notice to be provided in the form of the officer's compliance certificate provided in Schedule 8.3A(a)(iii) and by the date required pursuant to Section 8.3A(a)(iii).

               (l) The Lessee hereby covenants and agrees that the rights of the Lessee under this Agreement and the Lease shall not impair or in any way diminish the obligations of the Construction Agent and/or the rights of the Lessor under the Construction Agency Agreement.

               (m) Each Credit Party shall promptly notify the Agent, or cause the Agent to be promptly notified, upon such Credit Party gaining knowledge of the occurrence of any Default or Event of Default which is continuing at such time. In any event, such notice shall be provided to the Agent within ten (10) days of when such Credit Party gains such knowledge.

               (n) Until all of the obligations under the Operative Agreements have been finally and indefeasibly paid and satisfied in full and the Commitments and the Holder Commitments terminated each Credit Party, unless consent has been obtained from the Majority Secured Parties, will:

                      (i) except as permitted by Sections 8.3A and 8.3B,
               preserve and maintain its separate legal existence and all rights, franchises, licenses and privileges necessary to the conduct of its business, and qualify and remain qualified as a foreign corporation (or partnership, limited liability company or other such similar entity, as the case may be) and authorized to do business in each jurisdiction in which the failure to do so qualify would have a Material Adverse Effect;

                      (ii) pay and perform all obligations of the Credit Parties under the Operative Agreements and pay and perform (A) all taxes, assessments and other governmental charges that may be levied or assessed upon it or any of its property, and (B) all other indebtedness, obligations and liabilities in accordance with customary trade practices, which if not paid would have a Material Adverse Effect; provided that any Credit Party may contest any item described in this Section 8.3(n)(ii) in good faith so long as adequate reserves are maintained with respect thereto in accordance with GAAP;

                      (iii) to the extent failure to do so would have a Material
               Adverse Effect, observe and remain in compliance with all applicable Laws and maintain in full force and effect all Governmental Actions, in each case applicable to the conduct of its business; keep in full force and effect all licenses, certifications or accreditations necessary for any Facility to carry on its business; and not permit the termination of any insurance reimbursement program available to any Facility; and

                      (iv) provided that the Agent, the Lenders and the Holders
               use reasonable efforts to minimize disruption to the business of the Credit Parties, permit representatives of the Agent or any Lender or Holder, from time to time, to visit and inspect its properties; inspect, audit and make extracts from its books, records and files, including without limitation management letters prepared by independent accountants; and discuss with its principal officers, and its independent accountants, its business, assets, liabilities, financial condition, results of operations and business prospects.

               (o) [RESERVED].

               (p) Promptly after obtaining any required architectural approvals by any business park or any other applicable entity with oversight responsibility for the applicable Improvements, the Construction Agent shall deliver to the Agent copies of the same.

               (q) Each Credit Party will promptly notify the Agent in the event such Credit Party discovers or determines that any computer application (including those of any supplier, vendor or customer of such Credit Party or any of its Subsidiaries) that is material to such Credit Party's or any of its Subsidiaries' business and operations is not Year 2000 Compliant, except to the extent that such failure shall not have and could not reasonably be expected to have a Material Adverse Effect.

               (r) Each Credit Party hereby covenants and agrees that, except for amounts payable as Basic Rent, any and all payment obligations owing from time to time under the Operative Agreements by any Person to the Agent, any Lender, any Holder or any other Person shall (without further action) be deemed to be Supplemental Rent obligations payable by the Lessee and guaranteed by the other Credit Parties. Without limitation, such obligations of the Credit Parties shall include without limitation arrangement fees, administrative fees, unused fees, breakage costs, indemnities, trustee fees and transaction expenses incurred by the parties hereto in connection with the transactions contemplated by the Operative Agreements.

               (s) Each Credit Party hereby covenants and agrees (i) to cause each Material Domestic Subsidiary of each Credit Party formed or acquired after the Initial Closing Date to execute a Joinder Agreement and to observe the terms of Sections 5.10(a)-(d), all within thirty (30) days of the formation or acquisition of such Material Domestic Subsidiary (or, in the case of a Domestic Subsidiary that was not a Material Domestic Subsidiary at the time of its formation or acquisition, within thirty (30) days after such Domestic Subsidiary becomes a Material Domestic Subsidiary of any Credit Party), and (ii) to cause such additional Domestic Subsidiaries of any Credit Party to execute a Joinder Agreement and observe the terms of Section 5.10(a)-(d) as required in accordance with Section 5.10.

               (t) The Lessee hereby covenants and agrees that it will (i) cause the Improvements to be constructed by, and use commercially reasonable efforts to cause the demolition of existing improvements to be performed by, a Contractor that is a licensed general contractor, and that shall carry insurance of the types and in the minimum amounts set forth in
        Section 14.2(c) of the Lease, under a maximum fixed price contract, and
        (ii) cause such Contractor to retain licensed consultants, engineers, architects and subcontractors, all of whom shall carry insurance of the types and in the minimum amounts set forth in Section 14.2(c) of the Lease, in connection with the construction of Improvements and the demolition of existing improvements in accordance with the terms and conditions of the Operative Agreements.

               (u) If any credit facility, loan agreement or other financing arrangement extended to any Credit Party or any Affiliate of any Credit Party, other than pursuant to the Operative Agreements and other than Indebtedness permitted under Sections 8.3B(a)(iii) and (vii), is ever secured by any collateral, the Secured Parties shall share on a pari-passu basis (based on the respective amounts outstanding under the Operative Agreements relative to the amounts outstanding under any such credit facility, loan agreement or other financing arrangement) in all such collateral.

        8.3A.  AFFIRMATIVE COVENANTS.

        (a)    INFORMATION COVENANTS.

        The Credit Parties will furnish, or cause to be furnished, to the Agent on behalf of the Lenders:

                      (i) Annual Financial Statements. As soon as available, and in any event within 90 days after the close of each fiscal year of the Lessee, a consolidated and consolidating balance sheet and income statement of the Credit Parties and their Consolidated Subsidiaries as of the end of such fiscal year, together with related consolidated and consolidating statements of operations and retained earnings and of cash flows for such fiscal year, in each case setting forth in comparative form consolidated and consolidating figures for the preceding fiscal year, all such financial information described above to be in reasonable form and detail and audited by independent certified public accountants of recognized national standing reasonably acceptable to the Agent and whose opinion shall be to the effect that such financial statements have been prepared in accordance with GAAP (except for changes with which such accountants concur) and shall not be limited as to the scope of the audit or qualified as to the status of the Credit Parties and their Consolidated Subsidiaries as a going concern or any other material qualifications or exceptions.

                      (ii) Quarterly Financial Statements. As soon as available, and in any event within 45 days after the close of each fiscal quarter of the Credit Party (other than the fourth fiscal quarter, in which case 90 days after the end thereof) a consolidated and consolidating balance sheet and income statement of the Credit Parties and their Consolidated Subsidiaries as of the end of such fiscal quarter, together with related consolidated and consolidating statements of operations and retained earnings and of cash flows for such fiscal quarter, in each case setting forth in comparative form consolidated and consolidating figures for the corresponding period of the preceding fiscal year, all such financial information described above to be in reasonable form and detail and reasonably acceptable to the Agent, and accompanied by a certificate of the chief financial officer of the Lessee to the effect that such quarterly financial statements fairly present in all material respects the financial condition of the Credit Parties and their Consolidated Subsidiaries and have been prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end audit adjustments.

                      (iii) Officer's Certificate. At the time of delivery of the financial statements provided for in Sections 8.3A(a)(i) and 8.3A(a)(ii) above, a certificate of the chief financial officer of the Lessee or the Parent, as applicable, substantially in the form of
        Schedule 8.3A(a)(iii), (i) demonstrating compliance with the financial covenants contained in Section 8.3(k) by calculation thereof as of the end of each such fiscal period and (ii) stating that no Default or Event of Default exists, or if any Default or Event of Default does exist, specifying the nature and extent thereof and what action the Credit Parties propose to take with respect thereto.

                      (iv) Annual Business Plan and Budgets. At least 30 days prior to the end of each fiscal year of the Lessee, beginning with the fiscal year ending December 31, 1999, an annual budget of the Parent and its Consolidated Subsidiaries containing, among other things, pro forma financial statements for the next fiscal year.

                      (v) Accountant's Certificate. Within 120 days after the close of each fiscal year of the Lessee, a certificate of the accountants conducting the annual audit stating that they have reviewed this Credit Agreement and stating further whether, in the course of their audit, they have become aware of any Default or Event of Default and, if any such Default or Event of Default exists, specifying the nature and extent thereof.

                      (vi) Auditor's Reports. Promptly upon receipt thereof, a copy of any other report or "management letter" submitted by independent accountants to the Parent or any of its Consolidated Subsidiaries in connection with any annual, interim or special audit of the books of such Person.

                      (vii) Reports. Promptly upon transmission or receipt thereof, (i) copies of any filings and registrations with, and reports to or from, the Securities and Exchange Commission, or any successor agency, and copies of all financial statements, proxy statements, notices and reports as the Parent or any Consolidated Subsidiary shall send to its shareholders or to a holder of any Indebtedness owed by the Parent or any Consolidated Subsidiary in its capacity as such a holder and (ii) upon the request of the Agent, all reports and written information to and from the United States Environmental Protection Agency, or any state or local agency responsible for environmental matters, the United States Occupational Health and Safety Administration, or any state or local agency responsible for health and safety matters, or any successor agencies or authorities concerning environmental, health or safety matters.

                      (viii) ERISA. Upon the Parent, any of its Consolidated Subsidiaries or any ERISA Affiliate obtaining knowledge thereof, the Lessee will give written notice to the Agent promptly (and in any event within five Business Days) of: (i) any event or condition, including, but not limited to, any Reportable Event, that constitutes, or might reasonably lead to, an ERISA Event; (ii) with respect to any Multiemployer Plan, the receipt of notice as prescribed in ERISA or otherwise of any withdrawal liability assessed against a Credit Party or any of its Consolidated Subsidiaries or any ERISA Affiliates, or of a determination that any Multiemployer Plan is in reorganization or insolvent (both within the meaning of Title IV of ERISA); (iii) the failure to make full payment on or before the due date (including extensions) thereof of all amounts which a Credit Party or any of its Consolidated Subsidiaries or any ERISA Affiliate is required to contribute to each Plan pursuant to its terms and as required to meet the minimum funding standard set forth in ERISA and the Code with respect thereto; or (iv) any change in the funding status of any Plan that could have a Material Adverse Effect, together with a description of any such event or condition or a copy of any such notice and a statement by the chief financial officer of the Lessee briefly setting forth the details regarding such event, condition, or notice, and the action, if any, which has been or is being taken or is proposed to be taken by a Credit Party or any of its Consolidated Subsidiaries with respect thereto. Promptly upon request, the Lessee shall furnish the Agent and the Lenders with such additional information concerning any Plan as may be reasonably requested, including, but not limited to, copies of each annual report/return (Form 5500 series), as well as all schedules and attachments thereto required to be filed with the Department of Labor and/or the Internal Revenue Service pursuant to ERISA and the Code, respectively, for each "plan year" (within the meaning of Section 3(39) of ERISA).

               (ix)   Environmental.

                      (A) Upon the reasonable written request of the Agent, the
               Lessee will furnish or cause to be furnished to the Agent, at the Lessee's expense, a report of an environmental assessment of reasonable scope, form and depth, (including, where appropriate, invasive soil or groundwater sampling) by a consultant reasonably acceptable to the Agent as to the nature and extent of the presence of any Hazardous Materials on any Real Properties and as to the compliance by a Credit Party or any of its Consolidated Subsidiaries with Environmental Laws at such Real Properties. If the Lessee fails to deliver such an environmental report within seventy-five (75) days after receipt of such written request then the Agent may arrange for same, and the Credit Parties hereby grant to the Agent and their representatives access to the Real Properties to reasonably undertake such an assessment (including, where appropriate, invasive soil or groundwater sampling). The reasonable cost of any assessment arranged for by the Agent pursuant to this provision will be payable by the Credit Parties on demand (except that during the Construction Period, such cost shall be paid by Lessor; provided, however, the Lessor shall pay such amounts described in this Section 8.3A(a)(ix) only if funds are made available by the Lenders and the Holders in an amount sufficient to allow such payment) and added to the obligations secured by the Security Documents.

                      (B) The Lessee and its Consolidated Subsidiaries will
               conduct and complete all investigations, studies, sampling, and testing and all remedial, removal, and other actions necessary to address all Hazardous Materials on, from or affecting any of the Real Properties to the extent necessary to be in compliance with all Environmental Laws and with the validly issued orders and directives of all

               Governmental Authorities with jurisdiction over such Real Properties to the extent any failure could have a Material Adverse Effect.

                      (x) Other Information. With reasonable promptness upon any such request, such other information regarding the business, properties or financial condition of a Credit Party and any of its Consolidated Subsidiaries as the Agent or the Majority Secured Parties may reasonably request.

                      (xi) Reports and financial statements required to be delivered pursuant to subsections (a)(i), (a)(ii) and (a)(vii)(i) of this Section 8.3A(a) shall be deemed to have been delivered on the date on which such report is posted on the Securities and Exchange Commission's website on the internet at the website address www.sec.gov or the Free Edgar website on the internet at the website www.freeedgar.com and after Lessee has provided written notice to the Agent, each Lender and each Holder that such report or financial statement has been so posted; provided that Lessee shall deliver paper copies of such reports and financial statements to the Agent and any Lender or Holder that requests Lessee to deliver such paper copies until written notice to cease delivering paper copies is given by the Agent or such Lender or Holder; provided further that, notwithstanding the foregoing, Lessee shall be required to deliver paper copies to each of the Agent and any Lender or Holder of any other documentation required pursuant to this Section 8.3A(a). The Agent shall have no obligation to request the delivery or to maintain copies of the reports referred to in subsections (a)(i), (a)(ii) and (a)(vii)(i) of this Section 8.3A(a) or to monitor compliance by Lessee with any such request for delivery and each Lender or Holder shall be solely responsible for requesting delivery to it or maintaining copies of such reports and financial statements.

        (b) PRESERVATION OF EXISTENCE AND FRANCHISES.

               Each of the Credit Parties will, and will cause each of its Consolidated Subsidiaries to, do all things necessary to preserve and keep in full force and effect its existence, rights, franchises and authority, except in connection with any Permitted Acquisition.

        (c) BOOKS AND RECORDS.

               Each of the Credit Parties will, and will cause each of its Consolidated Subsidiaries to, keep complete and accurate books and records of its transactions in accordance with good accounting practices on the basis of GAAP (including the establishment and maintenance of appropriate reserves).

        (d) COMPLIANCE WITH LAW.

               Each of the Credit Parties will, and will cause each of its Consolidated Subsidiaries to, comply with all laws, rules, regulations and orders, and all applicable restrictions imposed by all Governmental Authorities, applicable to it and its Property if noncompliance with any such law, rule, regulation, order or restriction could have a Material Adverse Effect.

        (e) PAYMENT OF TAXES AND OTHER INDEBTEDNESS.

               Subject to Lessee's permitted contest rights under Section 11.2 hereof and Section 13.1 of the Lease, each of the Credit Parties will, and will cause each of its Consolidated Subsidiaries to, pay and discharge (a) all taxes, assessments and governmental charges or levies imposed upon it, or upon its income or profits, or upon any of its properties, before they shall become delinquent, (b) all lawful claims (including claims for labor, materials and supplies) which, if unpaid, might give rise to a Lien upon any of its properties, and (c) except as prohibited hereunder, all of its other Indebtedness as it shall become due; provided, however, that a Credit Party and any of its Consolidated Subsidiaries shall not be required to pay any such tax, assessment, charge, levy, claim or Indebtedness which is being contested in good faith by appropriate proceedings and as to which adequate reserves therefor have been established in accordance with GAAP, unless the failure to make any such payment (i) could give rise to an immediate right to foreclose on a Lien securing such amounts or (ii) could have a Material Adverse Effect.

        (f) MAINTENANCE OF PROPERTY.

               Each of the Credit Parties will, and will cause each of its Consolidated Subsidiaries to, maintain and preserve its properties and equipment material to the conduct of its business in good repair, working order and condition, normal wear and tear and casualty and condemnation excepted, and will make, or cause to be made, in such properties and equipment from time to time all repairs, renewals, replacements, extensions, additions, betterments and improvements thereto as may be needed or proper, to the extent and in the manner customary for companies in similar businesses.

        (g) PERFORMANCE OF OBLIGATIONS.

               Each of the Credit Parties will, and will cause each of its Consolidated Subsidiaries to, perform in all material respects all of its obligations under the terms of all material agreements, indentures, mortgages, security agreements or other debt instruments to which it is a party or by which it is bound.

        (h) FINANCIAL COVENANTS.

               (i) Leverage Ratio. The Leverage Ratio, as of the last day of each fiscal quarter of the Lessee, shall be less than or equal to:

                             (A)    From the Initial Closing Date to and
                                    including September 30, 2000, 2.50 to 1.0;

                             (B)    From October 1, 2000 to and including
                                    September 30, 2001, 2.25 to 1.0; and

                             (C)    From October 1, 2001 and thereafter, 2.0 to
                                    1.0.

               (ii) EBITDA. EBITDA, for each period set forth below, as shown on the financial statements of Credit Parties and their Consolidated Subsidiaries delivered pursuant to Section 8.3(A)(a)(i), shall not be less than (i) $200,000,000 for each twelve month period ending December 31, 1999, March 31, 2000, June 30, 2000 and September 30, 2000, (ii)
        $250,000,000 for each twelve month period ending December 31, 2000, March 31, 2001, June 30, 2001 and September 30, 2001 (iii) $375,000,000
        for each twelve month period ending December 31, 2001, March 31, 2002, June 30, 2002 and September 30, 2002, and (iv) $500,000,000 for each twelve month period ending as of December 31, 2002 and each March 31, June 30, September 30 and December 31 thereafter.

               (iii) Quick Ratio. The Quick Ratio, as of the last day of each fiscal quarter of the Lessee, shall be greater than or equal to 1.50 to 1.0.

        8.3B.  NEGATIVE COVENANTS.

        (a)    INDEBTEDNESS.

               No Credit Party will, nor will it permit any of its Consolidated Subsidiaries to, contract, create, incur, assume or permit to exist any Indebtedness, except:

                      (i) Indebtedness arising under this Participation Agreement and the other Operative Agreements;

                      (ii) Indebtedness of a Credit Party and its Consolidated Subsidiaries set forth in Schedule 8.3B(a)(ii) (and renewals, refinancings and extensions thereof on terms and conditions no less favorable to such Person than such existing Indebtedness);

                      (iii) purchase money Indebtedness (including obligations in respect of Capital Leases) hereafter incurred by a Credit Party or any of its Consolidated Subsidiaries to finance the purchase of fixed assets provided that (i) the total of all such Indebtedness for all such Persons taken together (including any such Indebtedness referred to in subsection (ii) above) shall not exceed (A) during fiscal year 1999 and 2000, an aggregate principal amount of $25,000,000 at any one time outstanding and (B) at any time subsequent to fiscal year 2000, $40,000,000 at any one time outstanding; (ii) such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed; and (iii) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing;

                      (iv) other unsecured Indebtedness (exclusive of Indebtedness permitted under subsection (v) and subsection (vi) of this
        Section 8.3B(a)) of the Credit Parties and their Consolidated Subsidiaries in an aggregate amount not to exceed $300,000,000 on terms and conditions satisfactory in form and substance to the Majority Secured Parties; provided, however, the amount of Indebtedness permitted under this subsection (iv) shall be reduced by an amount equal to the sum of (a) the aggregate outstanding Loans, plus (b) the aggregate outstanding Holder Advances, plus (c) accrued and unpaid Interest or Holder Yield due and owing on such Loans or Holder Advances, plus (d) any other amounts due and owing by the Lessee or the Construction Agent to any Person under any Operative Agreement;

                      (v) the Subordinated Debt;

                      (vi) Indebtedness of a Credit Party consisting of unsecured convertible subordinated debentures on terms and conditions (including, without limitation, the subordination terms) reasonably acceptable to the Agent, and any renewal, refinancings or extensions thereof on terms and conditions (including, without limitation, the subordinations terms) reasonably acceptable to the Agent; and

                      (vii) Indebtedness arising under the Mountain View Lease Financing.

        (b) LIENS.

               No Credit Party will, nor will it permit any of its Consolidated Subsidiaries to contract, create, incur, assume or permit to exist any Lien with respect to any of its Property, whether now owned or after acquired, except for Permitted Liens.

        (c) NATURE OF BUSINESS.

               No Credit Party will, nor will it permit any of its Consolidated Subsidiaries to, substantively alter the character or conduct of its business from that conducted as of the Initial Closing Date or engage in any business other than the business conducted as of the Initial Closing Date other than activities in the systems management software business substantially similar or related to such businesses.

        (d) CONSOLIDATION, MERGER, DISSOLUTION, ETC.

               No Credit Party will, nor will it permit any Consolidated Subsidiaries to, enter into any transaction of merger or consolidation or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution); provided that, notwithstanding the foregoing provisions of this Section 8.3B(d), (a) the Lessee may merge or consolidate with any of its Consolidated Subsidiaries provided that (i) the Lessee shall be the continuing or surviving corporation, and (ii) after giving effect to such transaction, no Default or Event of Default arises, (b) any Consolidated Subsidiary of the Lessee may be merged or consolidated with or into any other Consolidated Subsidiary of the Lessee provided that after giving effect to such transaction no Default or Event of Default exists and (c) any Wholly-Owned Subsidiary of the Lessee may dissolve, liquidate or wind up its affairs at any time provided that such dissolution, liquidation or winding up, as applicable, could not have a Material Adverse Effect.

        (e) ASSET DISPOSITIONS.

               No Credit Party will, nor will it permit any of its Consolidated Subsidiaries to, sell, lease, transfer or otherwise dispose of any Property (including, without limitation, pursuant to any sale/leaseback transaction or securitization transaction) other than (i) the sale of assets in the ordinary course of business for fair consideration, (ii) the sale or disposition of assets no longer used or useful in the conduct of such Person's business and (iii) the sale by NSMG for fair consideration of those lines of business identified on Schedule 8.3B(e).

        (f) INVESTMENTS.

               No Credit Party will, nor will it permit any of its Consolidated Subsidiaries to, make Investments in or to any Person, except for Permitted Investments.

        (g) RESTRICTED PAYMENTS.

               No Credit Party will, nor will it permit any of its Consolidated Subsidiaries to, directly or indirectly, declare, order, make or set apart any sum for or pay any Restricted Payment, except (i) to make dividends payable solely in the same class of Capital Stock of such Person so long as no Default or Event of Default exists and is continuing or would be directly or indirectly caused as a result thereof, (ii) to make dividends or other distributions payable to the Lessee (directly or indirectly through Subsidiaries), (iii) prior to the Reorganization, the repurchase by the Lessee of outstanding shares of Capital Stock of the Lessee so long as no Default or Event of Default exists and is continuing or would be directly or indirectly caused as a result thereof and (iv) after the Reorganization, the repurchase by the Parent of outstanding shares of Capital Stock of the Parent so long as no Default or Event of Default exists and is continuing or would be directly or indirectly caused as a result thereof.

        (h) OTHER INDEBTEDNESS.

               No Credit Party will, nor will it permit any of its Consolidated Subsidiaries to, (i) after the issuance thereof, amend or modify (or permit the amendment or modification of) any of the terms of any Indebtedness of a Credit Party or any of its Consolidated Subsidiaries if such amendment or modification would add or change any terms in a manner adverse to such Credit Party or any of its Consolidated Subsidiaries, or shorten the final maturity or average life to maturity or require any payment to be made sooner than originally scheduled or increase the interest rate applicable thereto or change any subordination provision thereof or (ii) make (or give any notice with respect thereto) any voluntary or optional payment or prepayment or redemption or acquisition for value of

        (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), refund, refinance or exchange of any other Indebtedness of a Credit Party or any of its Consolidated Subsidiaries.

        (i) TRANSACTIONS WITH AFFILIATES.

               No Credit Party will, nor will it permit any of its Consolidated Subsidiaries to, enter into or permit to exist any transaction or series of transactions with any officer, director, shareholder, Subsidiary or Affiliate of such Person other than (a) transactions permitted by
        Section 8.3B(d), Section 8.3B(f) or Section 8.3B(g), (b) normal compensation and reimbursement of expenses of officers and directors,
        (c) any employment agreement (including customary benefits thereunder) that is entered into in the ordinary course of business and (d) other transactions which are entered into in the ordinary course of such Person's business on terms and conditions substantially as favorable to such Person as would be obtainable by it in a comparable arms-length transaction with a Person other than an officer, director, shareholder, Subsidiary or Affiliate.

        (j) FISCAL YEAR; ORGANIZATIONAL DOCUMENTS.

               No Credit Party will, nor will it permit any of its Consolidated Subsidiaries to, (a) change its fiscal year without having first provided 30 days prior written notice to the Agent, or (b) amend, modify or change its articles of incorporation (or corporate charter or other similar organizational document) or bylaws (or other similar document) in any manner that would reasonably be likely to adversely affect the rights of the Lenders and Holders without the prior written consent of the Majority Secured Parties.

        (k) LIMITATION ON RESTRICTED ACTIONS.

               No Credit Party will, nor will it permit any of its Consolidated Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Person to (a) pay dividends or make any other distributions on such Person's Capital Stock or with respect to any other interest or participation in, or measured by, its profits, (b) pay any Indebtedness or other obligation owed to a Credit Party or any of its Consolidated Subsidiaries, (c) make loans or advances to Credit Party or any of its Consolidated Subsidiaries, (d) sell, lease or transfer any of its properties or assets to a Credit Party or any of its Consolidated Subsidiaries, except (in respect of any of the matters referred to in clauses (a)-(d) above) for such encumbrances or restrictions existing under or by reason of (i) this Participation Agreement and the other Operative Agreements or (ii) applicable law.

        (l) OWNERSHIP OF SUBSIDIARIES

               Notwithstanding any other provisions of this Credit Agreement to the contrary, the Credit Parties will not, nor will they permit any of their Consolidated Subsidiaries to, (i) permit any Person (other than the Parent, the Lessee or any Wholly-Owned Subsidiary of the Lessee) to own any Capital Stock of any Subsidiary of a Credit Party, (ii) permit any Subsidiary of a Credit Party to issue any shares of preferred Capital Stock or (iii) permit, create, incur, assume or suffer to exist any Lien on any Capital Stock of any Subsidiary of a Credit Party.

        (m) SALE LEASEBACKS.

               No Credit Party will, nor will it permit any of its Consolidated Subsidiaries to, directly or indirectly, become or remain liable as lessee or as guarantor or other surety with respect to any lease, whether an Operating Lease or a Capitalized Lease, of any Property (whether real, personal or mixed), whether now owned or hereafter acquired, (a) which such Credit Party or any of its Consolidated Subsidiaries has sold or transferred or is to sell or transfer to a Person which is not a Credit Party or any of its Consolidated Subsidiaries or (b) which a Credit Party or any of its Consolidated Subsidiaries intends to use for substantially the same purpose as any other Property which has been sold or is to be sold or transferred by such Credit Party or its Consolidated Subsidiaries to another Person which is not a Credit Party or any of its Consolidated Subsidiaries in connection with such lease.

        (n) NO FURTHER NEGATIVE PLEDGES.

               No Credit Party will, nor will it permit any of its Consolidated Subsidiaries to, enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for any obligation if security is given for any other obligation, except pursuant to this Participation Agreement and the other Operative Agreements.

        (o) CAPITAL EXPENDITURES.

               The Credit Parties hereby agree that the Credit Parties and their Consolidated Subsidiaries will not make any Capital Expenditures if any Default or Event of Default has occurred and is continuing or would be directly or indirectly caused as a result thereof.

        8.4. SHARING OF CERTAIN PAYMENTS.

        Except for Excepted Payments, the parties hereto acknowledge and agree that all payments due and owing by any Credit Party to the Lessor under the Lease or any of the other Operative Agreements shall be made by such Credit Party directly to the Agent as more particularly provided in Section 8.7 hereof. The Lessor, the Holders, the Agent, the Lenders and the Credit Parties acknowledge the terms of Section 8.7 of this Agreement regarding the allocation of payments and other amounts made or received from time to time under the Operative Agreements and agree, that all such payments and amounts are to be allocated as provided in Section 8.7 of this Agreement.

        8.5.   GRANT OF EASEMENTS, ETC.

        The Owner Trustee, the Agent, the Lenders and the Holders hereby agree that, so long as no Event of Default shall have occurred and be continuing, the Lessee may take the following actions in the name and stead of the Owner Trustee (but at Lessee's sole cost and expense) in connection with the transactions contemplated by the Construction Agency Agreement, the Lease or the other Operative Agreements, (i) grant easements and other rights in the nature of easements with respect to any Property, (ii) release existing easements or other rights in the nature of easements which are for the benefit of any Property,
(iii) execute and deliver to any Person any instrument appropriate to confirm or effect such grants or releases, and (iv) execute and deliver to any Person such other documents or materials in connection with the acquisition, development, construction, testing or operation of any Property, including without limitation reciprocal easement agreements, construction contracts, operating agreements, development agreements, plats, replats or subdivision documents; provided, that each of the agreements referred to in this Section 8.5 shall be entered into consistent with Lessee's practices with respect to other properties owned by the Lessee and shall be on commercially reasonable terms so as not to diminish the fair market value of any Property. The Owner Trustee shall, upon Lessee's reasonable request, promptly execute and deliver any instrument necessary or appropriate to confirm such grant, release, dedication or transfer to any Person permitted under this Section 8.5.

        8.6. APPOINTMENT BY THE AGENT, THE LENDERS, THE HOLDERS AND THE OWNER TRUSTEE.

        The Holders hereby appoint the Agent to act as collateral agent for the Holders in connection with the Lien granted by the Security Documents to secure the Holder Amount. The Lenders and the Holders acknowledge and agree and direct that the rights and remedies of the beneficiaries of the Lien of the Security Documents shall be exercised by the Agent on behalf of the Lenders and the Holders as directed from time to time by the Majority Secured Parties or, pursuant to Sections 8.2(h) and 12.4, all of the Lenders and the Holders, as the case may be; provided, in all cases, the Agent shall allocate payments and other amounts received in accordance with Section 8.7. The Agent is further appointed to provide notices under the Operative Agreements on behalf of the Owner Trustee (as determined by the Agent, in its reasonable discretion), to receive notices under the Operative Agreements on behalf of the Owner Trustee and (subject to Sections 8.5 and 9.2) to take such other action under the Operative Agreements on behalf of the Owner Trustee as the Agent shall determine in its reasonable discretion from time to time. The Agent hereby accepts such appointments. For purposes hereof, the provisions of Section 7 of the Credit Agreement, together with such other terms and provisions of the Credit Agreement and the other Operative Agreements as required for the full interpretation and operation of
Section 7 of the Credit Agreement are hereby incorporated by reference as if restated herein for the mutual benefit of the Agent and each Holder as if each Holder were a Lender thereunder. Outstanding Holder Advances and outstanding Loans shall each be taken into account for purposes of determining Majority Secured Parties. Further, the Agent shall be entitled to take such action on behalf of the Owner Trustee as is delegated to the Agent under any Operative Agreement (whether express or implied) as may be reasonably incidental thereto. The parties hereto hereby agree to the provisions contained in this Section

8.6. Any appointment of a successor agent under Section 7.9 of the Credit Agreement shall also be effective as an appointment of a successor agent for purposes of this Section 8.6.

        8.7.   COLLECTION AND ALLOCATION OF PAYMENTS AND OTHER AMOUNTS.

               (a) Each Credit Party has agreed pursuant to Section 5.8 and otherwise in accordance with the terms of this Agreement to pay to (i) the Agent any and all Rent (excluding Excepted Payments) and any and all other amounts of any kind or type under any of the Operative Agreements due and owing or payable to any Person and (ii) each Person as appropriate the Excepted Payments. Promptly after receipt, the Agent shall apply and allocate, in accordance with the terms of this Section 8.7, such amounts received from any Credit Party and all other payments, receipts and other consideration of any kind whatsoever received by the Agent pursuant to the Security Agreement or otherwise received by the Agent, the Holders or any of the Lenders in connection with the Collateral, the Security Documents or any of the other Operative Agreements. Ratable distributions among the Lenders and the Holders under this Section 8.7 shall be made based on (in the case of the Lenders) the ratio of the outstanding Loans to the aggregate Property Cost and (in the case of the Holders) the ratio of the outstanding Holder Advances to the aggregate Property Cost. Ratable distributions among the Tranche A Lenders under this Section 8.7 shall be made based on the ratio of the individual Tranche A Lender's Commitment for Tranche A Loans to the aggregate of all the Tranche A Lenders' Commitments for Tranche A Loans. Ratable distributions among the Tranche B Lenders under this Section 8.7 shall be made based on the ratio of the individual Tranche B Lender's Commitment for Tranche B Loans to the aggregate of all the Tranche B Lenders' Commitments for Tranche B Loans. Ratable distributions among the Lenders (in situations where the Tranche A Lenders are not differentiated from the Tranche B Lenders) shall be made based on the ratio of the individual Lender's Commitment to the aggregate of all the Lenders' Commitments. Ratable distributions among the Holders under this Section 8.7 shall be based on the ratio of the individual Holder's Holder Commitment to the aggregate of all the Holders' Holder Commitments.

               (b) Payments and other amounts received by the Agent from time to time in accordance with the terms of subparagraph (a) shall be applied and allocated as follows (subject in all cases to Section 8.7(c)):

                      (i) Any such payment or amount identified as or deemed to
               be Basic Rent shall be applied and allocated by the Agent first, ratably to the Lenders and the Holders for application and allocation to the payment of interest on the Loans and thereafter the principal of the Loans which is due and payable on such date and to the payment of accrued Holder Yield with respect to the Holder Advances and thereafter the portion of the Holder Advances which is due on such date; and second, if no Default or Event of Default has occurred and is continuing, any excess shall be paid to such Person or Persons as the Lessee may designate; provided, that if a Default or Event of Default has occurred and is continuing, such excess (if any) shall instead be held by the Agent until the earlier of (I) the first date thereafter on which no Default or Event of Default shall be continuing (in which case such payments or returns shall then be made to such other Person or Persons as the Lessee may designate) and (II) the Maturity Date or the Expiration Date, as the case may be (or, if earlier, the date of any Acceleration), in which case such amounts shall be applied and allocated in the manner contemplated by Section 8.7(b)(iv).

                      (ii) If on any date the Agent or the Lessor shall receive
               any amount in respect of (A) any Casualty or Condemnation pursuant to Sections 15.1(a) or 15.1(g) of the Lease (excluding any payments in respect thereof which are payable to the Lessee in accordance with the Lease), or (B) the Termination Value in connection with the delivery of a Termination Notice pursuant to
               Article XVI of the Lease, or (C) the Termination Value in connection with the exercise of the Purchase Option under Section
               20.1 of the Lease or the exercise of the option of the Lessor to transfer the Properties to the Lessee pursuant to Section 20.3 of the Lease, or (D) any payment required to be made or elected to be made by the Construction Agent to the Lessor pursuant to the terms of the Construction Agency Agreement, then in each case, the Lessor shall be required to pay such amount received (1) if no Acceleration has occurred, to prepay the principal balance of the Loans and the Holder Advances, on a pro rata basis, a portion of such amount to be distributed to the Lenders and the Holders or (2) if an Acceleration has occurred, to apply and allocate the proceeds respecting Sections 8.7(b)(ii)(A) through 8.7(b)(ii)(D) in accordance with Section 8.7(b)(iii) hereof.

                      (iii) An amount equal to any payment identified as
               proceeds of the sale or other disposition (or lease upon the exercise of remedies) of the Properties or any portion thereof, whether pursuant to Article XXII of the Lease or the exercise of remedies under the Security Documents or otherwise, the execution of remedies set forth in the Lease and any payment in respect of excess wear and tear pursuant to Section 22.3 of the Lease (whether such payment relates to a period before or after the Construction Period Termination Date) shall be applied and allocated by the Agent first, ratably to the payment of the principal and interest of the Tranche B Loans then outstanding, second, ratably to the payment to the Holders of the outstanding principal balance of all Holder Advances plus all outstanding Holder Yield with respect to such outstanding Holder Advances, third, to the extent such amount exceeds the maximum amount to be returned pursuant to the foregoing provisions of this paragraph
               (iii), ratably to the payment of the principal and interest of the Tranche A Loans then outstanding, fourth, to any and all other amounts owing under the Operative Agreements to the Lenders under the Tranche B Loans, fifth, to any and all other amounts owing under the Operative Agreements to the Holders, sixth, to any and all other amounts owing under the Operative Agreements to the Lenders under the Tranche A Loans, and seventh, to the extent moneys remain after application and allocation pursuant to clauses first through sixth above, to the Owner Trustee for application and allocation to any and all other amounts owing to the Holders or the Owner Trustee and as the Holders shall determine; provided, where no Event of Default shall exist and be continuing and a prepayment is made for any reason with respect to less than the full amount of the outstanding principal amount of the Loans and the outstanding Holder Advances, the proceeds shall be applied and allocated ratably to the Lenders and to the Holders.

                      (iv) An amount equal to (A) any such payment identified as a payment of the Maximum Amount or any payment pursuant to
               Section 22.1(b) of the Lease (or otherwise) of the Maximum Residual Guarantee Amount (and any such lesser amount as may be required by Section 22.1(b) of the Lease) in respect of the Properties and (B) any other amount payable upon any exercise of remedies after the occurrence of an Event of Default not covered by Sections 8.7(b)(i) or 8.7(b)(iii) above (including without limitation any amount received in connection with an Acceleration which does not represent proceeds from the sale or liquidation of the Properties) and (C) any other amount payable to any Guarantor pursuant to Section 6B, shall be applied and allocated by the Agent first, ratably, to the payment of the principal and interest balance of Tranche A Loans then outstanding, second, ratably to the payment of the principal and interest balance of the Tranche B Loans then outstanding, third, ratably to the payment of the principal balance of all Holder Advances plus all outstanding Holder Yield with respect to such outstanding Holder Advances, fourth, to the payment of any other amounts owing to the Lenders hereunder or under any of the other Operative Agreement, and fifth, to the extent moneys remain after application and allocation pursuant to clauses first through fourth above, to the Owner Trustee for application and allocation to Holder Advances and Holder Yield and any other amounts owing to the Holders or the Owner Trustee as the Holders shall determine.

                      (v) An amount equal to any such payment identified as
               Supplemental Rent shall be applied and allocated by the Agent to the payment of any amounts then owing to the Agent, the Lenders, the Holders and the other parties to the Operative Agreements (or any of them) (other than any such amounts payable pursuant to the preceding provisions of this Section 8.7(b)) as shall be determined by the Agent in its reasonable discretion; provided, however, that Supplemental Rent received upon the exercise of remedies after the occurrence and continuance of an Event of Default in lieu of or in substitution of the Maximum Residual Guarantee Amount or as a partial payment thereon shall be applied and allocated as set forth in Section 8.7(b)(iv).

                      (vi) The Agent in its reasonable judgment shall identify
               the nature of each payment or amount received by the Agent and apply and allocate each such amount in the manner specified above.

               (c) Upon the payment in full of the Loans, the Holder Advances and all other amounts then due and owing by the Owner Trustee hereunder or under any Credit

        Document and the payment in full of all other amounts then due and owing to the Lenders, the Holders, the Agent, the Owner Trustee and the other Financing Parties pursuant to the Operative Agreements, any moneys remaining with the Agent shall be returned to the Lessee. In the event of an Acceleration it is agreed that, prior to the application and allocation of amounts received by the Agent in the order described in
        Section 8.7(b) above or any distribution of money to the Lessee, any such amounts shall first be applied and allocated to the payment of (i) any and all sums advanced by the Agent in order to preserve the Collateral or to preserve its Lien thereon, (ii) the expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or of any exercise by the Agent of its rights under the Security Documents, together with reasonable attorneys' fees and expenses and court costs and (iii) any and all other amounts reasonably owed to the Agent under or in connection with the transactions contemplated by the Operative Agreements (including without limitation any accrued and unpaid administration fees).

        8.8.   RELEASE OF PROPERTIES, ETC.

        If the Lessee shall at any time purchase any Property pursuant to the Lease, or the Construction Agent shall purchase any Property pursuant to the Construction Agency Agreement, or if any Property shall be sold in accordance with Article XXII of the Lease, then, upon satisfaction by the Owner Trustee of its obligation to prepay the Loans, Holder Advances and all other amounts owing to the Lenders and the Holders under the Operative Agreements, the Agent is hereby authorized and directed to release such Properties from the Liens created by the Security Documents to the extent of its interest therein. In addition, upon the termination of the Commitments and the Holder Commitments and the payment in full of the Loans, the Holder Advances and all other amounts owing by the Owner Trustee and the Lessee hereunder or under any other Operative Agreement the Agent is hereby authorized and directed to release all of the Properties from the Liens created by the Security Documents to the extent of its interest therein. Upon request of the Owner Trustee following any such release, the Agent shall, at the sole cost and expense of the Lessee, execute and deliver to the Owner Trustee and the Lessee such documents as the Owner Trustee or the Lessee shall reasonably request to evidence such release.

                SECTION 9. CREDIT AGREEMENT AND TRUST AGREEMENT.

        9.1. THE CONSTRUCTION AGENT'S AND THE LESSEE'S CREDIT AGREEMENT RIGHTS.

        Notwithstanding anything to the contrary contained in the Credit Agreement, the Agent, the Lenders, the Holders, the Credit Parties and the Owner Trustee hereby agree that, prior to the occurrence and continuation of any Default or Event of Default, the Construction Agent or the Lessee, as the case may be, shall have the following rights:

               (a) the right to designate an account to which amounts funded under the Operative Agreements shall be credited pursuant to Section 2.3(a) of the Credit Agreement;

               (b) the right to terminate or reduce the Commitments pursuant to
        Section 2.5(a) of the Credit Agreement;

               (c) the right to exercise the conversion and continuation options pursuant to Section 2.7 of the Credit Agreement;

               (d) the right to receive any notice and any certificate, in each case issued pursuant to Section 2.11(a) of the Credit Agreement;

               (e) the right to replace any Lender pursuant to Section 2.11(b) of the Credit Agreement;

               (f) the right to approve any successor agent pursuant to Section
        7.9 of the Credit Agreement;

               (g) the right to consent to any assignment by a Lender to which the Lessor has the right to consent pursuant to Section 9.8 of the Credit Agreement; and

               (h) the right to notice of and the opportunity to cure any Credit Agreement Event of Default within the applicable period set forth in
        Section 6 of the Credit Agreement (except that the Lessee shall not have any additional right to cure any Credit Agreement Event of Default that is also a Lease Event of Default beyond such cure rights as are expressly set forth in Section 17 of the Lease).

        9.2.   THE CONSTRUCTION AGENT'S AND THE LESSEE'S TRUST AGREEMENT RIGHTS.

        Notwithstanding anything to the contrary contained in the Trust Agreement, the Credit Parties, the Owner Trustee and the Holders hereby agree that, prior to the occurrence and continuation of any Default or Event of Default, the Construction Agent or the Lessee, as the case may be, shall have the following rights:

               (a) the right to exercise the conversion and continuation options pursuant to Section 3.8 of the Trust Agreement;

               (b) the right to receive any notice and any certificate, in each case issued pursuant to Section 3.9(a) of the Trust Agreement;

               (c) the right to replace any Holder pursuant to Section 3.9(b) of the Trust Agreement;

               (d) the right to exercise the removal options contained in
        Section 9.1 of the Trust Agreement; provided, however, that no removal of the Owner Trustee and appointment of a successor Owner Trustee by the Holders pursuant to Section 9.1 of the

        Trust Agreement shall be made without the prior written consent (not to be unreasonably withheld or delayed) of the Lessee.

                        SECTION 10. TRANSFER OF INTEREST.

        10.1.  RESTRICTIONS ON TRANSFER.

        Each Lender may participate, assign or transfer all or a portion of its interest hereunder and under the other Operative Agreements in accordance with Sections 9.7 and 9.8 of the Credit Agreement; provided, each participant, assignee or transferee must obtain the same ratable interest in Tranche A Loans, Tranche A Commitments, Tranche B Loans and Tranche B Commitments (and to the extent the selling Lender is also a Holder (or an Affiliate of a Holder), each such participant, assignor or transferee must also obtain the same ratable interest in and to the Holder Advances, Holder Commitments and the Trust Estate); provided further, that each Lender that participates, assigns or transfers all or a portion of its interest hereunder and under the other Operative Agreements shall deliver to the Agent a copy of each Assignment and Acceptance (as referenced in Section 9.8 of the Credit Agreement) for purposes of maintaining the Register. The Holders may, directly or indirectly, assign, convey or otherwise transfer any of their right, title or interest in or to the Trust Estate or the Trust Agreement with the prior written consent of the Agent and the Lessee (which consent shall not be unreasonably withheld or delayed) and in accordance with the terms of Section 11.8(b) of the Trust Agreement; provided, to the extent the selling Holder is also a Lender (or an Affiliate of a Lender), each such assignee, receiver of a conveyance or other transferee must also obtain the same ratable interest in and to the Tranche A Loans, Tranche A Commitments, Tranche B Loans and Tranche B Commitments. The Owner Trustee may, subject to the rights of the Lessee under the Lease and the other Operative Agreements and to the Lien of the applicable Security Documents but only with the prior written consent of the Agent (which consent may be withheld by the Agent in its sole discretion) and (provided, no Default or Event of Default has occurred and is continuing) with the consent of the Lessee, directly or indirectly, assign, convey, appoint an agent with respect to enforcement of, or otherwise transfer any of its right, title or interest in or to any Property, the Lease, the Trust Agreement and the other Operative Agreements (including without limitation any right to indemnification thereunder), or any other document relating to a Property or any interest in a Property as provided in the Trust Agreement and the Lease. The provisions of the immediately preceding sentence shall not apply to the obligations of the Owner Trustee to transfer Property to the Lessee or a third party purchaser pursuant to Article XXII of the Lease upon payment for such Property in accordance with the terms and conditions of the Lease. No Credit Party may assign any of the Operative Agreements or any of their respective rights or obligations thereunder or with respect to any Property in whole or in part to any Person without the prior written consent of the Agent, the Lenders, the Holders and the Lessor.

        10.2.  EFFECT OF TRANSFER.

        From and after any transfer effected in accordance with this Section 10, the transferor shall be released, to the extent of such transfer, from its liability hereunder and under the other documents to which it is a party in respect of obligations to be performed on or after the date of such transfer; provided, however, that any transferor shall remain liable hereunder and under such other documents to the extent that the transferee shall not have assumed the obligations of the transferor thereunder. Upon any transfer by the Owner Trustee, a Holder or a Lender as above provided, any such transferee shall assume the obligations of the Owner Trustee, the Holder or the Lender, as the case may be, and shall be deemed an "Owner Trustee", "Holder", or "Lender", as the case may be, for all purposes of such documents and each reference herein to the transferor shall thereafter be deemed a reference to such transferee for all purposes, except as provided in the preceding sentence. Notwithstanding any transfer of all or a portion of the transferor's interest as provided in this Section 10, the transferor shall be entitled to all benefits accrued and all rights vested prior to such transfer including without limitation rights to indemnification under any such document.

                          SECTION 11. INDEMNIFICATION.

        11.1.  GENERAL INDEMNITY.

        Subject to and limited by in all respects by the provisions of Sections
11.6 through 11.8 and whether or not any of the transactions contemplated hereby shall be consummated, the Indemnity Provider hereby assumes liability for and agrees to defend, indemnify and hold harmless each Indemnified Person on an After Tax Basis from and against any Claims, which may be imposed on, incurred by or asserted against an Indemnified Person by any third party, including without limitation Claims arising from the negligence of an Indemnified Person (but not to the extent such Claims arise from the gross negligence or willful misconduct of such Indemnified Person itself, as determined by a court of competent jurisdiction, as opposed to gross negligence or willful misconduct imputed to such Indemnified Person) in any way relating to or arising or alleged to arise out of the execution, delivery, performance or enforcement of this Agreement, the Lease or any other Operative Agreement or on or with respect to any Property or any component thereof, including without limitation Claims in any way relating to or arising or alleged to arise out of (a) the financing, refinancing, purchase, acceptance, rejection, ownership, design, construction, refurbishment, development, delivery, acceptance, nondelivery, leasing, subleasing, possession, use, occupancy, operation, maintenance repair, modification, transportation, condition, sale, return, repossession (whether by summary proceedings or otherwise), or any other disposition of any Property or any part thereof, including without limitation the acquisition, holding or disposition of any interest in the Property, lease or agreement comprising a portion of any thereof; (b) any latent or other defects in any Property or any portion thereof whether or not discoverable by an Indemnified Person or the Indemnity Provider; (c) a violation of Environmental Laws, Environmental Claims or other loss of or damage to any property or the environment relating to the Property, the Lease, the Construction Agency Agreement or the Indemnity Provider; (d) the Operative Agreements, or any transaction contemplated thereby;
(e) any breach by the Indemnity Provider of any of its representations or warranties under the Operative Agreements to which the Indemnity Provider is a party or failure by the Indemnity Provider to perform or observe any covenant or agreement to be performed by it under any of the Operative Agreements; (f) the transactions contemplated hereby or by any other Operative Agreement, in respect of the application of Parts 4 and 5 of Subtitle B of Title I of ERISA; (g) personal injury, death or property damage, including without limitation Claims based on strict or absolute liability in tort; and (h) any fees, expenses and/or other assessments by any business park or any other applicable entity with oversight responsibility for the applicable Property.

        If a written Claim is made against any Indemnified Person or if any proceeding shall be commenced against such Indemnified Person (including without limitation a written notice of such proceeding), for any Claim, such Indemnified Person shall promptly notify the Indemnity Provider in writing and shall not take action with respect to such Claim without the consent of the Indemnity Provider for thirty (30) days after the receipt of such notice by the Indemnity Provider; provided, however, that in the case of any such Claim, if action shall be required by law or regulation to be taken prior to the end of such period of thirty (30) days, such Indemnified Person shall endeavor to, in such notice to the Indemnity Provider, inform the Indemnity Provider of such shorter period, and no action shall be taken with respect to such Claim without the consent of the Indemnity Provider before seven (7) days before the end of such shorter period; provided, further, that the failure of such Indemnified Person to give the notices referred to in this sentence shall not diminish the Indemnity Provider's obligation hereunder except to the extent such failure precludes in all respects the Indemnity Provider from contesting such Claim.

        If, within thirty (30) days of receipt of such notice from the Indemnified Person (or such shorter period as the Indemnified Person has notified the Indemnity Provider is required by law or regulation for the Indemnified Person to respond to such Claim), the Indemnity Provider shall request in writing that such Indemnified Person respond to such Claim, the Indemnified Person shall, at the expense of the Indemnity Provider, in good faith conduct and control such action (including without limitation by pursuit of appeals) (provided, however, that (A) if such Claim, in the Indemnity Provider's reasonable discretion, can be pursued by the Indemnity Provider on behalf of or in the name of such Indemnified Person, the Indemnified Person, at the Indemnity Provider's request, shall allow the Indemnity Provider to conduct and control the response to such Claim and (B) in the case of any Claim (and notwithstanding the provisions of the foregoing subsection (A)), the Indemnified Person may request the Indemnity Provider to conduct and control the response to such Claim (with counsel to be selected by the Indemnity Provider and consented to by such Indemnified Person, such consent not to be unreasonably withheld; provided, however, that any Indemnified Person may retain separate counsel at the expense of the Indemnity Provider in the event of a conflict of interest between such Indemnified Person and the Indemnity Provider)) by, in the sole discretion of the Person conducting and controlling the response to such Claim
(1) resisting payment thereof, (2) not paying the same except under protest, if protest is necessary and proper, (3) if the payment be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings, or (4) taking such other action as is reasonably requested by the Indemnity Provider from time to time.

        The party controlling the response to any Claim shall consult in good faith with the non-controlling party and shall keep the non-controlling party reasonably informed as to the conduct of the response to such Claim; provided, that all decisions ultimately shall be made in the discretion of the controlling party. The parties agree that an Indemnified Person may at any time decline to take further action with respect to the response to such Claim and may settle such Claim if such Indemnified Person shall waive its rights to any indemnity from the Indemnity Provider that otherwise would be payable in respect of such Claim (and any future Claim, the pursuit of which is precluded by reason of such resolution of such Claim) and shall pay to the Indemnity Provider any amount previously paid or advanced by the Indemnity Provider pursuant to this Section 11.1 by way of indemnification or advance for the payment of an amount regarding such Claim.

        Notwithstanding the foregoing provisions of this Section 11.1, an Indemnified Person shall not be required to take any action and the Indemnity Provider shall not be permitted to respond to any Claim in its own name or that of the Indemnified Person unless (A) the Indemnity Provider shall have agreed to pay and shall pay to such Indemnified Person on demand and on an After Tax Basis all reasonable costs, losses and expenses that such Indemnified Person actually incurs in connection with such Claim, including without limitation all reasonable legal, accounting and investigatory fees and disbursements and, if the Indemnified Person has informed the Indemnity Provider that it intends to contest such Claim (whether or not the control of the contest is then assumed by the Indemnity Provider), the Indemnity Provider shall have agreed that the Claim is an indemnifiable Claim hereunder, (B) in the case of a Claim that must be pursued in the name of an Indemnified Person (or an Affiliate thereof), the amount of the potential indemnity (taking into account all similar or logically related Claims that have been or could be raised for which the Indemnity Provider may be liable to pay an indemnity under this Section 11.1) exceeds $25,000 (or such lesser amount as may be subsequently agreed between the Indemnity Provider and the Indemnified Person), (C) the Indemnified Person shall have reasonably determined that the action to be taken will not result in any material danger of sale, forfeiture or loss of the Property, or any part thereof or interest therein, will not interfere with the payment of Rent, and will not result in risk of criminal liability, (D) if such Claim shall involve the payment of any amount prior to the resolution of such Claim, the Indemnity Provider shall provide to the Indemnified Person an interest-free advance in an amount equal to the amount that the Indemnified Person is required to pay (with no additional net after-tax cost to such Indemnified Person) prior to the date such payment is due, (E) in the case of a Claim that must be pursued in the name of an Indemnified Person (or an Affiliate thereof), the Indemnity Provider shall have provided to such Indemnified Person an opinion of independent counsel selected by the Indemnity Provider and reasonably satisfactory to the Indemnified Person stating that a reasonable basis exists to contest such Claim (or, in the case of an appeal of an adverse determination, an opinion of such counsel to the effect that the position asserted in such appeal will more likely than not prevail) and (F) no Event of Default shall have occurred and be continuing. In no event shall an Indemnified Person be required to appeal an adverse judicial determination to the United States Supreme Court. In addition, an Indemnified Person shall not be required to contest any Claim in its name (or that of an Affiliate) if the subject matter thereof shall be of a continuing nature and shall have previously been decided adversely by a court of competent jurisdiction pursuant to the contest provisions of this Section 11.1, unless there shall have been a change in law (or interpretation thereof) and the Indemnified Person shall have received, at the Indemnity Provider's expense, an opinion of independent counsel selected by the Indemnity Provider and reasonably acceptable to the Indemnified Person stating that as a result of such change in law (or interpretation thereof), it is more likely than not that the Indemnified Person will prevail in such contest. In no event shall the Indemnity Provider be permitted to adjust or settle any Claim without the consent of the Indemnified Person to the extent any such adjustment or settlement involves, or is reasonably likely to involve, any performance by or adverse admission by or with respect to the Indemnified Person.

        11.2.  GENERAL TAX INDEMNITY.

               (a) Subject to and limited by in all respects the provisions of Sections 11.6 through 11.8 and Section 3.9(a) of the Trust Agreement, the Indemnity Provider shall pay and assume liability for, and does hereby agree to indemnify, protect and defend each Property and all Indemnified Persons, and hold them harmless against, all Impositions on an After Tax Basis, and all payments pursuant to the Operative Agreements shall be made free and clear of and without deduction for any and all present and future Impositions.

               (b) Notwithstanding anything to the contrary in Section 11.2(a) hereof, the following shall be excluded from the indemnity required by
        Section 11.2(a) (collectively, the "Excluded Taxes"):

                      (i) Taxes (other than Taxes that are, or are in the nature of, sales, use, rental, value added, transfer or property taxes) that are imposed on a Indemnified Person (other than the Lessor, the Owner Trustee and the Trust) by the United States federal government that are based on or measured by the net income (including without limitation taxes based on capital gains and minimum taxes) of such Person; provided, that this clause (i) shall not be interpreted to prevent a payment from being made on an After Tax Basis if such payment is otherwise required to be so made;

                      (ii) Taxes (other than Taxes that are, or are in the
               nature of, sales, use, rental, value added, transfer or property taxes) that are imposed on any Indemnified Person (other than the Lessor, the Owner Trustee and the Trust) by any state or local jurisdiction or taxing authority within any state or local jurisdiction and that are based upon or measured by the net income (including without limitation taxes based on capital gains and minimum taxes) of such Person; provided, however, that the Indemnity Provider shall not have any obligation to indemnify any Indemnified Person for any California unitary tax obligations of the Indemnified Person that are not attributable to the payments received under the Operative Agreements or otherwise attributable to the transactions contemplated thereby; provided, further, that such Taxes shall not be excluded under this subparagraph (ii) to the extent such Taxes would have been imposed had the location, possession or use of any Property in, the location or the operation of the Lessee in, or the Lessee's making payments under the Operative Agreements from, the jurisdiction imposing such Taxes been the sole connection between such Indemnified Person and the jurisdiction imposing such Taxes; provided, further, that this clause (ii) shall not be interpreted to prevent a payment from being made on an After Tax Basis if such payment is otherwise required to be so made;

                      (iii) any Tax to the extent it relates to any act, event
               or omission that occurs after the termination of the Lease and redelivery or sale of the Property in accordance with the terms of the Lease (but not any Tax that relates to such termination, redelivery or sale and/or to any period prior to such termination, redelivery or sale); and

                      (iv) any Taxes which are imposed on an Indemnified Person
               as a result of the gross negligence or willful misconduct of such Indemnified Person itself, as determined by a court of competent jurisdiction (as opposed to gross negligence or willful misconduct imputed to such Indemnified Person), but not Taxes imposed as a result of ordinary negligence of such Indemnified Person;

               (c) (i) Subject to the terms of Section 11.2(f), the Indemnity Provider shall pay or cause to be paid all Impositions directly to the taxing authorities where feasible and otherwise to the Indemnified Person, as appropriate, and the Indemnity Provider shall at its own expense, upon such Indemnified Person's reasonable request, furnish to such Indemnified Person copies of official receipts or other satisfactory proof evidencing such payment.

                      (ii) In the case of Impositions for which no contest is
               conducted pursuant to Section 11.2(f) and which the Indemnity Provider pays directly to the taxing authorities, the Indemnity Provider shall pay such Impositions prior to the latest time permitted by the relevant taxing authority for timely payment. In the case of Impositions for which the Indemnity Provider reimburses an Indemnified Person, the Indemnity Provider shall do so within thirty (30) days after receipt by the Indemnity Provider of demand by such Indemnified Person describing in reasonable detail the nature of the Imposition and the basis for the demand (including without limitation the computation of the amount payable), accompanied by receipts or other reasonable evidence of such demand. In the case of Impositions for which a contest is conducted pursuant to Section 11.2(f), the Indemnity Provider shall pay such Impositions or reimburse such Indemnified Person for such Impositions, to the extent not previously paid or reimbursed pursuant to subsection (a), prior to the latest time permitted by the relevant taxing authority for timely payment after conclusion of all contests under Section 11.2(f).

                      (iii) At the Indemnity Provider's request, the amount of
               any indemnification payment by the Indemnity Provider pursuant to subsection (a) shall be verified and certified by an independent public accounting firm mutually acceptable to the Indemnity Provider and the Indemnified Person. The fees and expenses of such independent public accounting firm shall be paid by the Indemnity Provider unless such verification shall result in an adjustment in the Indemnity Provider's favor of fifteen percent (15%) or more of the payment as computed by the Indemnified Person, in which case such fee shall be paid by the Indemnified Person.

               (d) The Indemnity Provider shall be responsible for preparing and filing any real and personal property or ad valorem tax returns in respect of each Property and any other tax returns required for the Owner Trustee respecting the transactions described in the Operative Agreements. In case any other report or tax return shall be required to be made with respect to any obligations of the Indemnity Provider under or arising out of subsection (a) and of which the Indemnity Provider has knowledge or should have knowledge, the Indemnity Provider, at its sole cost and expense, shall notify the relevant Indemnified Person of such requirement and (except if such Indemnified Person notifies the Indemnity Provider that such Indemnified Person intends to prepare and file such report or return) (A) to the extent required or permitted by and consistent with Legal Requirements, make and file in the Indemnity Provider's name such return, statement or report; and (B) in the case of any other such return, statement or report required to be made in the name of such Indemnified Person, advise such Indemnified Person of such fact and prepare such return, statement or report for filing by such Indemnified Person or, where such return, statement or report shall be required to reflect items in addition to any obligations of the Indemnity Provider under or arising out of subsection (a), provide such Indemnified Person at the Indemnity Provider's expense with information sufficient to permit such return, statement or report to be properly made with respect to any obligations of the Indemnity Provider under or arising out of subsection (a). Such Indemnified Person shall, upon the Indemnity Provider's request and at the Indemnity Provider's expense, provide any data maintained by such Indemnified Person (and not otherwise available to or within the control of the Indemnity Provider) with respect to each Property which the Indemnity Provider may reasonably require to prepare any required tax returns or reports.

               (e) As between the Indemnity Provider on one hand, and each Financing Party on the other hand, the Indemnity Provider shall be responsible for, and the Indemnity Provider shall indemnify and hold harmless each Financing Party (without duplication of any indemnification required by subsection (a)) on an After Tax Basis against, any obligation for United States or foreign withholding taxes or similar levies, imposts, charges, fees, deductions or withholdings (collectively, "Withholdings") imposed in respect of the interest payable on the Notes, Holder Yield payable on the Certificates or with respect to any other payments under the Operative Agreements (all such payments being referred to herein as "Exempt Payments" to be made without deduction, withholding or set off) (and, if any Financing Party receives a demand for such payment from any taxing authority or a Withholding is otherwise required with respect to any Exempt Payment, the Indemnity Provider shall discharge such demand on behalf of such Financing Party); provided, however, that the obligation of the Indemnity Provider under this Section 11.2(e) shall not apply to:

                      (i) Withholdings on any Exempt Payment to any Financing
               Party which is a non-U.S. Person unless such Financing Party is, on the date hereof (or on the date it becomes a Financing Party hereunder) and on the date of any change in the principal place of business or the lending office of such Financing Party, entitled to submit a Form 1001 (relating to such Financing Party and entitling it to a complete exemption from Withholding on such Exempt Payment) or Form 4224 or is otherwise subject to exemption from Withholding with respect to such Exempt Payment (except where the failure of the exemption results from a change in the principal place of business of the Lessee; provided if a failure of exemption for any Financing Party results from a change in the principal place of business or lending office of any other Financing Party, then such other Financing Party shall be liable for any Withholding or indemnity with respect thereto), or

                      (ii) Any U.S. Taxes imposed solely by reason of the
               failure by a non-U.S. Person to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United States of America of such non-U.S. Person if such compliance is required by statute or regulation of the United States of America as a precondition to relief or exemption from such U.S. Taxes.

        For the purposes of this Section 11.2(e), (A) "U.S. Person" shall mean a citizen, national or resident of the United States of America, a corporation, partnership or other entity created or organized in or under any laws of the United States of America or any State thereof, or any estate or trust that is subject to Federal income taxation regardless of the source of its income, (B) "U.S. Taxes" shall mean any present or future tax, assessment or other charge or levy imposed by or on behalf of the United States of America or any taxing authority thereof or therein, (C) "Form 1001" shall mean Form 1001 (Ownership, Exemption, or Reduced Rate Certificate) of the Department of the Treasury of the United States of America and (D) "Form 4224" shall mean Form 4224(R) (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States) of the Department of Treasury of the United States of America (or in relation to either such Form such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States of America to document a claim to which such Form relates). Each of the Forms referred to in the foregoing clauses (C) and
        (D) shall include such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States of America to document a claim to which such Form relates.

               If a Financing Party or an Affiliate with whom such Financing Party files a consolidated tax return (or equivalent) subsequently receives the benefit in any country of a tax credit or an allowance resulting from U.S. Taxes with respect to which it has received a payment of an additional amount under this Section 11.2(e), such Financing Party will pay to the Indemnity Provider such part of that benefit as in the opinion of such Financing Party will leave it (after such payment) in a position no more and no less favorable than it would have been in if no additional payment had been required to be paid, provided always that (i) such Financing Party will be the sole judge of the amount of any such benefit and of the date on which it is received,
        (ii) such Financing Party will
        have the absolute discretion as to the order and manner in which it employs or claims tax credits and allowances available to it and (iii) such Financing Party will not be obliged to disclose to the Indemnity Provider any information regarding its tax affairs or tax computations.

               Each non-U.S. Person that shall become a Financing Party after the date hereof shall, upon the effectiveness of the related transfer or otherwise upon becoming a Financing Party hereunder, be required to provide all of the forms and statements referenced above or other evidences of exemption from Withholdings.

               (f) If a written Claim is made against any Indemnified Person or if any proceeding shall be commenced against such Indemnified Person (including without limitation a written notice of such proceeding), for any Impositions, the provisions in Section 11.1 relating to notification and rights to contest shall apply; provided, however, that the Indemnity Provider shall have the right to conduct and control such contest only if such contest involves a Tax other than a Tax on net income of the Indemnified Person and can be pursued independently from any other proceeding involving a Tax liability of such Indemnified Person.

        11.3.  INCREASED COSTS, ILLEGALITY, ETC.

               (a) If, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request hereafter adopted, promulgated or made by any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any Financing Party of agreeing to make or making, funding or maintaining Advances, then the Lessee shall from time to time, upon demand by such Financing Party (with a copy of such demand to the Agent but subject to the terms of Section 2.11 of the Credit Agreement and 3.9 of the Trust Agreement, as the case may be), pay to the Agent for the account of such Financing Party additional amounts sufficient to compensate such Financing Party for such increased cost. A certificate as to the amount of such increased cost, submitted to the Lessee and the Agent by such Financing Party, shall be conclusive and binding for all purposes, absent manifest error.

               (b) If any Financing Party determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law, but in each case promulgated or made after the date hereof) affects or would affect the amount of capital required or expected to be maintained by such Financing Party or any corporation controlling such Financing Party and that the amount of such capital is increased by or based upon the existence of such Financing Party's commitment to make Advances and other commitments of this type or upon the Advances, then, upon demand by such Financing Party (with a copy of such demand to the Agent but subject to the terms of Section 2.11 of the Credit Agreement and 3.9 of the Trust Agreement), the Lessee shall pay to the Agent for the account of such Financing Party, from time to time as specified by such Financing Party,


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

        additional amounts sufficient to compensate such Financing Party or such corporation in the light of such circumstances, to the extent that such Financing Party reasonably determines such increase in capital to be allocable to the existence of such Financing Party's commitment to make such Advances. A certificate as to such amounts submitted to the Lessee and the Agent by such Financing Party shall be conclusive and binding for all purposes, absent manifest error.

               (c) Without limiting the effect of the foregoing, the Lessee shall pay to each Financing Party on the last day of the Interest Period therefor so long as such Financing Party is maintaining reserves against "Eurocurrency liabilities" under Regulation D an additional amount (determined by such Financing Party and notified to the Lessee through the Agent) equal to the product of the following for each Eurodollar Loan or Eurodollar Holder Advance, as the case may be, for each day during such Interest Period:

                      (i) the principal amount of such Eurodollar Loan or
               Eurodollar Holder Advance, as the case may be, outstanding on such day; and

                      (ii) the remainder of (x) a fraction the numerator of
               which is the rate (expressed as a decimal) at which interest accrues on such Eurodollar Loan or Eurodollar Holder Advance, as the case may be, for such Interest Period as provided in the Credit Agreement or the Trust Agreement, as the case may be (less the Applicable Percentage), and the denominator of which is one
               (1) minus the effective rate (expressed as a decimal) at which such reserve requirements are imposed on such Financing Party on such day minus (y) such numerator; and

                      (iii) 1/360.

               (d) Without affecting its rights under Sections 11.3(a), 11.3(b) or 11.3(c) or any other provision of any Operative Agreement, each Financing Party agrees that if there is any increase in any cost to or reduction in any amount receivable by such Financing Party with respect to which the Lessee would be obligated to compensate such Financing Party pursuant to Sections 11.3(a) or 11.3(b), such Financing Party shall use reasonable efforts to select an alternative office for Advances which would not result in any such increase in any cost to or reduction in any amount receivable by such Financing Party; provided, however, that no Financing Party shall be obligated to select an alternative office for Advances if such Financing Party determines that
        (i) as a result of such selection such Financing Party would be in violation of any applicable law, regulation, treaty, or guideline, or would incur additional costs or expenses or (ii) such selection would be inadvisable for regulatory reasons or materially inconsistent with the interests of such Financing Party.

               (e) With reference to the obligations of the Lessee set forth in Sections 11.3(a) through 11.3(d), the Lessee shall not have any obligation to pay to any Financing Party amounts owing under such Sections for any period which is more than one (1) year prior to the date upon which the request for payment therefor is delivered to the Lessee.


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

               (f) Notwithstanding any other provision of this Agreement, if any Financing Party shall notify the Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for any Financing Party to perform its obligations hereunder to make or maintain Eurodollar Loans or Eurodollar Holder Advances, as the case may be, then (i) each Eurodollar Loan or Eurodollar Holder Advance, as the case may be, will automatically, at the earlier of the end of the Interest Period for such Eurodollar Loan or Eurodollar Holder Advance, as the case may be, or the date required by law, convert into an ABR Loan or an ABR Holder Advance, as the case may be, and (iii) the obligation of the Financing Parties to make, convert or continue Eurodollar Loans or Eurodollar Holder Advances, as the case may be, shall be suspended until the Agent shall notify the Lessee that such Financing Party has determined that the circumstances causing such suspension no longer exist.

               (g) If, with respect to any Advances consisting of Eurodollar Loans and Eurodollar Holder Advances requested by the Borrower, the Agent or the Majority Secured Parties shall have determined in good faith (which determination shall, save for manifest error, be conclusive and binding upon the Borrower) that (a) deposits of sufficient amount and maturity for funding such Advances are not available to the Lenders or the Holders in the relevant market in the ordinary course of business or (b) by reason of circumstances affecting the relevant market, adequate and fair means do not exist for ascertaining the rate of interest to be applicable to such Advances, then (i) the Agent or the Majority Secured Parties, as the case may be, shall promptly give notice thereof to the Borrower, (ii) the notice requesting such Borrowing shall, unless the Borrower otherwise notifies the Agent, automatically be amended to request ABR Loans and ABR Holder Advances instead of Eurodollar Loans and Eurodollar Holder Advances, and (iii) no Lender or Holder, as the case may be, shall be under any obligation to make additional Eurodollar Loans and Eurodollar Holder Advances to the Borrower, unless and until the Agent shall have notified the Borrower that such Eurodollar Loans and Eurodollar Holder Advances are again available hereunder.

        11.4.  FUNDING/CONTRIBUTION INDEMNITY.

        Subject to the provisions of Section 2.11(a) of the Credit Agreement and 3.9(a) of the Trust Agreement, as the case may be, the Lessee agrees to indemnify each Financing Party and to hold each Financing Party harmless from any loss or reasonable expense which such Financing Party may sustain or incur as a consequence of (a) any default in connection with the drawing of funds for any Advance, (b) any default in making any prepayment after a notice thereof has been given in accordance with the provisions of the Operative Agreements or (c) the making of a voluntary or involuntary payment of Eurodollar Loans or Eurodollar Holder Advances, as the case may be, on a day which is not the last day of an Interest Period with respect thereto. Such indemnification shall be in an amount equal to the excess, if any, of (x) the amount of interest or Holder Yield, as the case may be, which would have accrued on the amount so paid, or not so borrowed, accepted, converted or continued for the period from the date of such payment or of


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

such failure to borrow, accept, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, accept, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable Eurodollar Rate plus the Applicable Percentage for such Loan or Holder Advance, as the case may be, for such Interest Period over (y) the amount of interest (as determined by such Financing Party in its reasonable discretion) which would have accrued to such Financing Party on such amount by (i) (in the case of the Lenders) reemploying such funds in loans of the same type and amount during the period from the date of payment or failure to borrow to the last day of the then applicable Interest Period (or, in the case of a failure to borrow, the Interest Period that would have commenced on the date of such failure) and (ii) (in the case of the Holders) placing such amount on deposit for a comparable period with leading banks in the relevant interest rate market. This covenant shall survive the termination of the Operative Agreements and the payment of all other amounts payable hereunder.

        11.5. EXPRESS INDEMNIFICATION FOR ORDINARY NEGLIGENCE, STRICT LIABILITY, ETC.

        SUBJECT TO AND LIMITED BY IN ALL RESPECTS THE PROVISIONS OF SECTION 11.6 THROUGH 11.8 AND WITHOUT LIMITING THE GENERALITY OF THE INDEMNIFICATION PROVISIONS OF ANY AND ALL OF THE OPERATIVE AGREEMENTS, EACH PERSON PROVIDING INDEMNIFICATION OF ANOTHER PERSON UNDER ANY OPERATIVE AGREEMENT HEREBY FURTHER EXPRESSLY RELEASES EACH BENEFICIARY OF ANY SUCH INDEMNIFICATION FROM ALL CLAIMS FOR LOSS OR DAMAGE, DESCRIBED IN ANY OPERATIVE AGREEMENT, CAUSED BY ANY ACT OR OMISSION ON THE PART OF ANY SUCH BENEFICIARY ATTRIBUTABLE TO THE ORDINARY NEGLIGENCE (WHETHER SOLE OR CONTRIBUTORY) OR STRICT LIABILITY OF ANY SUCH BENEFICIARY, AND INDEMNIFIES, EXONERATES AND HOLDS EACH SUCH BENEFICIARY FREE AND HARMLESS FROM AND AGAINST ANY AND ALL ACTIONS, CAUSES OF ACTION, SUITS, CLAIMS, LOSSES, COSTS, LIABILITIES, DAMAGES AND EXPENSES (INCLUDING WITHOUT LIMITATION ATTORNEY'S FEES AND EXPENSES), DESCRIBED ABOVE, INCURRED BY ANY SUCH BENEFICIARY (IRRESPECTIVE OF WHETHER ANY SUCH BENEFICIARY IS A PARTY TO THE ACTION FOR WHICH INDEMNIFICATION UNDER THIS AGREEMENT OR ANY OTHER OPERATIVE AGREEMENT IS SOUGHT) ATTRIBUTABLE TO THE ORDINARY NEGLIGENCE (WHETHER SOLE OR CONTRIBUTORY) OR STRICT LIABILITY OF ANY SUCH BENEFICIARY.

        11.6.  ADDITIONAL PROVISIONS REGARDING ENVIRONMENTAL INDEMNIFICATION.

        Each and every Indemnified Person shall at all times have the rights and benefits, and the Indemnity Provider shall have the obligations, in each case provided pursuant to the Operative Agreements with respect to environmental matters, violations of any Environmental Law, any Environmental Claim or other loss of or damage to any property or the environment relating to


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any Property, the Lease, the Construction Agency Agreement or the Indemnity
Provider (including without limitation the rights and benefits provided pursuant to Section 11.1(c)).

        11.7.  ADDITIONAL PROVISIONS REGARDING INDEMNIFICATION.

        Notwithstanding the provisions of Sections 11.1, 11.2 and 11.5 (other than with respect to matters concerning environmental indemnification referenced in Section 11.6), (a) the Owner Trustee shall be the only beneficiary of the provisions set forth in Sections 11.1, 11.2 and 11.5 (again, subject to the immediately preceding parenthetical phrase) with respect to each Property solely for the period prior to the earlier to occur of the applicable Completion Date or Construction Period Termination Date for such Property, as applicable, and
(b) such limited rights of indemnification referenced in Section 11.7(a) (to the extent relating to third-party claims) shall be limited to third-party claims caused by or resulting from the Indemnity Provider's acts or omissions and/or all other Persons acting by, through or under the Indemnity Provider. After the earlier to occur of the applicable Completion Date or Construction Period Termination Date for such Property, as applicable, each Indemnified Person shall be a beneficiary of the provisions set forth in Sections 11.1, 11.2 and 11.5.

        11.8. INDEMNIFICATIONS PROVIDED BY THE OWNER TRUSTEE IN FAVOR OF THE OTHER INDEMNIFIED PERSONS.

        To the extent the Indemnity Provider is not obligated to indemnify each Indemnified Person with respect to the various matters described in this Section 11.8, the Owner Trustee shall provide such indemnities (but only to the extent amounts sufficient to pay such indemnity are funded by the Lenders and the Holders) in favor of each Indemnified Person in accordance with this Section
11.8 and shall pay all such amounts owed with respect to this Section 11.8 with amounts advanced by the Lenders and the Holders (a) to the extent, but only to the extent, amounts are available therefor with respect to the Available Commitments and the Available Holder Commitments (subject to the rights of the Lenders and the Holders to increase their respective commitment amounts in accordance with the provisions of Sections 5.9) and (b) unless each Lender and each Holder has declined in writing to fund such amount. Notwithstanding any other provision in any other Operative Agreement to the contrary, all amounts so advanced shall be deemed added (ratably, based on the ratio of the Property Cost for each Property individually to the Aggregate Property Cost of all Properties at such time) to the Property Cost of all Properties then subject to the terms of the Operative Agreements.

        Whether or not any of the transactions contemplated hereby shall be consummated, the Owner Trustee hereby assumes liability for and agrees to defend, indemnify and hold harmless each Indemnified Person on an After Tax Basis from and against any Claims, which may be imposed on, incurred by or asserted against an Indemnified Person by any third party, including without limitation Claims arising from the negligence of an Indemnified Person (but not to the extent such Claims arise from the gross negligence or willful misconduct of such Indemnified Person itself, as determined by a court of competent jurisdiction, as opposed to gross negligence or willful misconduct imputed to such Indemnified Person or breach of such Indemnified Person's obligations under this Agreement, the Lease or any other Operative Agreement) in any


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way relating to or arising or alleged to arise out of the execution, delivery, performance or enforcement of this Agreement, the Lease or any other Operative Agreement or on or with respect to any Property or any component thereof, including without limitation Claims in any way relating to or arising or alleged to arise out of the matters set forth in Sections 11.1(a) through 11.1(h).

        The Owner Trustee shall pay and assume liability for, and does hereby agree to indemnify, protect and defend each Property and all Indemnified Persons, and hold them harmless against, all Impositions on an After Tax Basis, and all payments pursuant to the Operative Agreements shall be made free and clear of and without deduction for any and all present and future Impositions. Notwithstanding anything to the contrary in this paragraph, the Excluded Taxes shall be excluded from the indemnity provisions afforded by this paragraph.

        THE INDEMNITY OBLIGATIONS UNDERTAKEN BY THE OWNER TRUSTEE PURSUANT TO THIS SECTION 11.8 ARE IN ALL RESPECTS SUBJECT TO THE LIMITATIONS ON LIABILITY REFERENCED IN SECTION 12.9.

                           SECTION 12. MISCELLANEOUS.

        12.1.  SURVIVAL OF AGREEMENTS.

        The representations, warranties, covenants, indemnities and agreements of the parties provided for in the Operative Agreements, and the parties' obligations under any and all thereof, shall survive the execution and delivery of this Agreement, the transfer of any Property to the Owner Trustee, the acquisition of any Property (or any of its components), the construction of any Improvements, the Completion of any Property, any disposition of any interest of the Owner Trustee in any Property or any interest of the Holders in the Trust Estate, the payment of the Notes and any disposition thereof and shall be and continue in effect notwithstanding any investigation made by any party and the fact that any party may waive compliance with any of the other terms, provisions or conditions of any of the Operative Agreements. Except as otherwise expressly set forth herein or in other Operative Agreements, the indemnities of the parties provided for in the Operative Agreements shall survive the expiration or termination of any thereof.

        12.2.  NOTICES.

        All notices required or permitted to be given under any Operative Agreement shall be in writing. Notices may be served by certified or registered mail, postage paid with return receipt requested; by private courier, prepaid; by telex, facsimile, or other telecommunication device capable of transmitting or creating a written record; or personally. Mailed notices shall be deemed delivered five (5) days after mailing, properly addressed. Couriered notices shall be deemed delivered when delivered as addressed, or if the addressee refuses delivery, when presented for delivery notwithstanding such refusal. Telex or telecommunicated notices shall be deemed delivered when receipt is either confirmed by confirming transmission equipment or


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acknowledged by the addressee or its office. Personal delivery shall be effective when accomplished. Unless a party changes its address by giving notice to the other party as provided herein, notices shall be delivered to the parties at the following addresses:

               If to the Construction Agent or the Lessee, or to any Guarantor, to such entity at the following address:

                      VERITAS Operating Corporation
                      1600 Plymouth Street
                      Mountain View, California 94043
                      Attention: Jay Jones, Esq.
                      Telephone: (650) 335-8647
                      Telecopy:  (650) 526-2525

               If to the Owner Trustee, to it at the following address:

                      First Security Bank, National Association
                      79 South Main Street
                      Salt Lake City, Utah 84111
                      Attention: Val T. Orton,
                                 Vice President
                      Telephone: (801) 246-5300
                      Telecopy:  (801) 246-5053

               If to the Holders, to each such Holder at the address set forth for such Holder on Schedule I of the Trust Agreement.

               If to the Agent, to it at the following address:

                      Bank of America, N.A.
                      555 California Street, 41st Floor
                      Mail Code CA5-705-41-01
                      San Francisco, CA 94104
                      Attention: Doug Meckelnburg
                      Telephone: (415) 953-9155
                      Telecopy:  (415) 622-0632

               If to any Lender, to it at the address set forth for such Lender in Schedule 2.1 of the Credit Agreement.

               From time to time any party may designate additional parties and/or another address for notice purposes by notice to each of the other parties hereto. Each notice hereunder shall be effective upon receipt or refusal thereof.


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        12.3.  COUNTERPARTS.

        This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one (1) and the same instrument.

        12.4.  TERMINATIONS, AMENDMENTS, WAIVERS, ETC.; UNANIMOUS VOTE MATTERS.

        Each Basic Document may be terminated, amended, supplemented, waived or modified only by an instrument in writing signed by, subject to Article VIII of the Trust Agreement regarding termination of the Trust Agreement, the Majority Secured Parties, the Agent and each Credit Party (to the extent such Credit Party is a party to such Basic Document); provided, to the extent no Default or Event of Default shall have occurred and be continuing, the Majority Secured Parties shall not amend, supplement, waive or modify any provision of any Basic Document in such a manner as to adversely affect the rights of any Credit Party without the prior written consent (not to be unreasonably withheld or delayed) of such Credit Party. Each Operative Agreement which is not a Basic Document may be terminated, amended, supplemented, waived or modified only by an instrument in writing signed by the parties thereto and (without the consent of any other Financing Party) the Agent. In addition, the Unanimous Vote Matters shall require the consent of each Lender and each Holder affected by such matter.

        Notwithstanding the foregoing, no such termination, amendment, supplement, waiver or modification shall, without the consent of the Agent and, to the extent affected thereby, each Lender and each Holder (collectively, the "Unanimous Vote Matters") (i) reduce the amount of any Note or any Certificate, extend the scheduled date of maturity of any Note, extend the scheduled Expiration Date, extend any payment date of any Note or Certificate, reduce the stated rate of interest payable on any Note, reduce the stated Holder Yield payable on any Certificate (other than as a result of waiving the applicability of any post-default increase in interest rates or Holder Yields), modify the priority of any Lien in favor of the Agent under any Security Document, subordinate any obligation owed to such Lender or Holder, reduce any Lender Commitment Fees or any Holder Commitment Fees payable to such Lender or Holder (as the case may be) under this Participation Agreement, extend the scheduled date of payment of any Lender Commitment Fees or any Holder Commitment Fees payable to such Lender or Holder (as the case may be), fund any Advance referenced in Section 2.1 of the Construction Agency Agreement in excess of the then current aggregate sum of the Available Commitments and the Available Holder Commitments, elect to decline the funding of any Transaction Expense with respect to Sections 7.1(a) or 7.1(b), elect to decline the funding of any indemnity payment by the Owner Trustee with respect to Section 11.8 or increase the amount or extend the expiration date of such Lender's Commitment or the Holder Commitment of such Holder, or (ii) terminate, amend, supplement, waive or modify any provision of this Section 12.4 or reduce the percentages specified in the definitions of Majority Lenders, Majority Holders or Majority Secured Parties, or consent to the assignment or transfer by the Owner Trustee of any of its rights and obligations under any Credit Document or release a material portion of the Collateral (except in accordance with Section 8.8) or release any Credit Party from its obligations under any Operative Agreement or otherwise alter any payment obligations of any Credit Party to the


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

Lessor or any Financing Party under the Operative Agreements, or (iii) terminate, amend, supplement, waive or modify any provision of Section 7 of the Credit Agreement (which shall also require the consent of the Agent), or (iv) eliminate the automatic option under Section 5.3(b) of the Construction Agency Agreement requiring that the Construction Agent pay certain liquidated damages in exchange for the conveyance of a Property to the Construction Agent, or (v) permit the extension of the Construction Period beyond the date that is two (2) years from the Initial Closing Date. Any such termination, amendment, supplement, waiver or modification shall apply equally to each of the Lenders and the Holders and shall be binding upon all the parties to this Agreement. In the case of any waiver, each party to this Agreement shall be restored to its former position and rights under the Operative Agreements, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

        If at a time when the conditions precedent set forth in the Operative Agreements to any Loan are, in the opinion of the Majority Lenders, satisfied, any Lender shall fail to fulfill its obligations to make such Loan (any such Lender, a "Defaulting Lender") then, for so long as such failure shall continue, the Defaulting Lender shall (unless the Lessee and the Majority Lenders, determined as if the Defaulting Lender were not a "Lender", shall otherwise consent in writing) be deemed for all purposes relating to terminations, amendments, supplements, waivers or modifications under the Operative Agreements to have no Loans, shall not be treated as a "Lender" when performing the computation of Majority Lenders or Majority Secured Parties, and shall have no rights under this Section 12.4; provided that any action taken pursuant to the second paragraph of this Section 12.4 shall not be effective as against the Defaulting Lender.

        If at a time when the conditions precedent set forth in the Operative Agreements to any Holder Advance are, in the opinion of the Majority Holders, satisfied, any Holder shall fail to fulfill its obligations to make such Holder Advance (any such Holder, a "Defaulting Holder") then, for so long as such failure shall continue, the Defaulting Holder shall (unless the Lessee and the Majority Holders, determined as if the Defaulting Holder were not a "Holder", shall otherwise consent in writing) be deemed for all purposes relating to terminations, amendments, supplements, waivers or modifications under the Operative Agreements to have no Holder Advances, shall not be treated as a "Holder" when performing the computation of Majority Holders or Majority Secured Parties, and shall have no rights under this Section 12.4; provided that any action taken pursuant to the second paragraph of this Section 12.4 shall not be effective as against the Defaulting Holder.

        12.5.  HEADINGS, ETC.

        The Table of Contents and headings of the various Articles and Sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

        12.6.  PARTIES IN INTEREST.

        Except as expressly provided herein, none of the provisions of this Agreement are intended for the benefit of any Person except the parties hereto.

        12.7. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; VENUE.

               (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Agreement or any other Operative Agreement may be brought in the courts of the State of California in Santa Clara County or of the United States for the Northern District of California, and, by execution and delivery of this Agreement, each of the parties to this Agreement hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of such courts. Each of the parties to this Agreement further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address set out for notices pursuant to Section 12.2, such service to become effective three (3) days after such mailing. Nothing herein shall affect the right of any party to serve process in any other manner permitted by Law or to commence legal proceedings or to otherwise proceed against any party in any other jurisdiction.

               (b) EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY, TO THE FULLEST EXTENT ALLOWED BY APPLICABLE LAW, WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, ANY OTHER OPERATIVE AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

               (c) Each of the parties to this Agreement hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Operative Agreement brought in the courts referred to in subsection (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

        12.8.  SEVERABILITY.

        Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        12.9.  LIABILITY LIMITED.

               (a) The Lenders, the Agent, the Credit Parties, the Owner Trustee and the Holders each acknowledge and agree that the Owner Trustee is (except as otherwise expressly provided herein or therein) entering into this Agreement and the other Operative Agreements to which it is a party (other than the Trust Agreement and to the extent otherwise provided in Section 6.1 of this Agreement), solely in its capacity as trustee under the Trust Agreement and not in its individual capacity and that the Trust Company shall not be liable or accountable under any circumstances whatsoever in its individual capacity for or on account of any statements, representations, warranties, covenants or obligations stated to be those of the Owner Trustee, except for its own gross negligence or willful misconduct and as otherwise expressly provided herein or in the other Operative Agreements.

                      (b) Anything to the contrary contained in this Agreement, the Credit Agreement, the Notes or in any other Operative Agreement notwithstanding, no Exculpated Person shall be personally liable in any respect for any liability or obligation arising hereunder or in any other Operative Agreement including without limitation the payment of the principal of, or interest on, the Notes, or for monetary damages for the breach of performance of any of the covenants contained in the Credit Agreement, the Notes, this Agreement, the Security Agreement or any of the other Operative Agreements. The Lenders, the Holders and the Agent agree that, in the event any remedies under any Operative Agreement are pursued, neither the Lenders, the Holders nor the Agent shall have any recourse against any Exculpated Person, for any deficiency, loss or Claim for monetary damages or otherwise resulting therefrom and recourse shall be had solely and exclusively against the Trust Estate (excluding Excepted Payments) and the Credit Parties (with respect to the Credit Parties' obligations under the Operative Agreements); but nothing contained herein shall be taken to prevent recourse against or the enforcement of remedies against the Trust Estate (excluding Excepted Payments) in respect of any and all liabilities, obligations and undertakings contained herein and/or in any other Operative Agreement. Notwithstanding the provisions of this Section, nothing in any Operative Agreement shall: (i) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Notes and/or the Certificates arising under any Operative Agreement or secured by any Operative Agreement, but the same shall continue until paid or discharged; (ii) relieve any Exculpated Person from liability and responsibility for (but only to the extent of the damages arising by reason of): active waste knowingly committed by any Exculpated Person with respect to any Property, any fraud, gross negligence or willful misconduct on the part of any Exculpated Person; (iii) relieve any Exculpated Person from liability and responsibility for (but only to the extent of the moneys misappropriated, misapplied or not turned over) (A) except for Excepted Payments, misappropriation or misapplication by the Lessor (i.e., application in a manner contrary to any of the Operative Agreements) of any insurance proceeds or condemnation award paid or delivered to the Lessor by any Person other than the Agent, (B) except for Excepted Payments, any deposits or any escrows or amounts owed by the Construction Agent under the Construction Agency Agreement held by the Lessor or (C) except for Excepted Payments, any rent or other income received by the Lessor from any Credit Party that is not turned over to the Agent; or (iv) affect or in any way limit the Agent's rights and remedies under any Operative Agreement with respect to the Rents and rights and powers of the Agent under the Operative Agreements or to obtain a judgment against the Lessee's interest in the Properties or the Agent's rights and powers to obtain a judgment against the Lessor or any Credit Party (provided, that no deficiency judgment or other money judgment shall be enforced against any Exculpated Person except to the extent of the Lessor's interest in the Trust Estate (excluding Excepted Payments) or to the extent the Lessor may be liable as otherwise contemplated in clauses (ii) and (iii) of this Section 12.9(b)).

        12.10. RIGHTS OF THE CREDIT PARTIES.

        If at any time all obligations (i) of the Owner Trustee under the Credit Agreement, the Security Documents and the other Operative Agreements and (ii) of the Credit Parties under the Operative Agreements have in each case been satisfied or discharged in full, then the Credit Parties shall be entitled to
(a) terminate the Lease and guaranty obligations under Section 6B and (b) receive all amounts then held under the Operative Agreements and all proceeds with respect to any of the Properties. Upon the termination of the Lease and
Section 6B pursuant to the foregoing clause (a), the Lessor shall transfer to the Lessee all of its right, title and interest free and clear of the Lien of the Lease, the Lien of the Security Documents and all Lessor Liens in and to any Properties then subject to the Lease and any amounts or proceeds referred to in the foregoing clause (b) shall be paid over to the Lessee.

        12.11. FURTHER ASSURANCES.

        The parties hereto shall promptly cause to be taken, executed, acknowledged or delivered, at the sole expense of the Lessee, all such further acts, conveyances, documents and assurances as the other parties may from time to time reasonably request in order to carry out and effectuate the intent and purposes of this Participation Agreement, the other Operative Agreements and the transactions contemplated hereby and thereby (including without limitation the preparation, execution and filing of any and all Uniform Commercial Code financing statements, filings of Mortgage Instruments and other filings or registrations which the parties hereto may from time to time request to be filed or effected). The Lessee, at its own expense and without need of any prior request from any other party, shall take such action as may be necessary (including without limitation any action specified in the preceding sentence), or (if the Owner Trustee shall so request) as so requested, in order to maintain and protect all security interests provided for hereunder or under any other Operative Agreement. In addition, in connection with the sale or other disposition of any Property or any portion thereof, the Lessee agrees to execute such instruments of conveyance as may be reasonably required in connection therewith.

        12.12. CALCULATIONS UNDER OPERATIVE AGREEMENTS.

        The parties hereto agree that all calculations and numerical determinations to be made under the Operative Agreements by the Owner Trustee shall be made by the Agent and that such calculations and determinations shall be conclusive and binding on the parties hereto in the absence of manifest error.

        12.13. CONFIDENTIALITY.

        Each Financing Party agrees to keep confidential any information furnished or made available to it by any Credit Party or any of its Subsidiaries pursuant to this Agreement that is marked confidential; provided that nothing herein shall prevent any Financing Party from disclosing such information (a) to any other Financing Party or any Affiliate of any Financing Party, or any officer, director, employee, agent, or advisor of any Financing Party or Affiliate of any Financing Party, (b) to any other Person if reasonably incidental to the administration of the credit facility provided herein, (c) as required by any law, rule, or regulation, (d) upon the order of any court or administrative agency, (e) upon the request or demand of any regulatory agency or authority, (f) that is or becomes available to the public or that is or becomes available to any Financing Party other than as a result of a disclosure by any Financing Party prohibited by this Agreement, (g) in connection with any litigation to which such Financing Party or any of its Affiliates may be a party, (h) to the extent necessary in connection with the exercise of any remedy under this Agreement or any other Operative Agreement, and (i) subject to provisions substantially similar to those contained in this Section, to any actual or proposed participant or assignee.

        12.14. FINANCIAL REPORTING/TAX CHARACTERIZATION.

        Lessee agrees to obtain advice from its own accountants and tax counsel regarding the financial reporting treatment and the tax characterization of the transactions described in the Operative Agreements. Lessee further agrees that Lessee shall not rely upon any statement of any Financing Party or any of their respective Affiliates and/or Subsidiaries regarding any such financial reporting treatment and/or tax characterization.

        12.15. SET-OFF.

In addition to any rights now or hereafter granted under applicable Law and not by way of limitation of any such rights, upon and after the occurrence of any Event of Default and during the continuance thereof, the Lenders, the Holders, their respective Affiliates and any assignee or participant of a Lender or a Holder in accordance with the applicable provisions of the Operative Agreements are hereby authorized by the Credit Parties at any time or from time to time, without notice to the Credit Parties or to any other Person, any such notice being hereby expressly waived, to set-off and to appropriate and to apply any and all deposits (general or special, time or demand, including without limitation indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Lenders, the Holders, their respective Affiliates or any assignee or participant of a Lender or a Holder in accordance with the applicable provisions of the Operative Agreements to or for the credit or the account of any Credit Party against and on account of the obligations of any Credit Party under the Operative Agreements irrespective of whether or not (a) the Lenders or the Holders shall have made any demand under any Operative Agreement or (b) the Agent shall have declared any or all of the obligations of any Credit Party under the Operative Agreements to be due and payable and although such obligations shall be contingent or unmatured. Notwithstanding the foregoing, neither the Agent nor any other Financing Party shall exercise, or attempt to exercise, any right of setoff, banker's lien, or the like, against any deposit account or property of any Credit Party held by the Agent or any other Financing Party, without the prior written consent of the Majority Secured Parties, and any Financing Party violating this provision shall indemnify the Agent and the other Financing Parties from any and all costs, expenses, liabilities and damages resulting therefrom. The contractual restriction on the exercise of setoff rights provided in the foregoing sentence is solely for the benefit of the Agent and the Financing Parties and may not be enforced by any Credit Party.


                            [signature pages follow]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

CONSTRUCTION AGENT
AND LESSEE:                             VERITAS OPERATING CORPORATION, as the
                                        Construction Agent and as the Lessee


                                        By: /s/ KEN LONCHAR
                                            ------------------------------------
                                        Name: Ken Lonchar
                                        Title: Senior Vice President and
                                               Chief Financial Officer


GUARANTORS:                             VERITAS SOFTWARE CORPORATION, as a
                                        Guarantor


                                        By: /s/ KEN LONCHAR
                                            ------------------------------------
                                        Name: Ken Lonchar
                                        Title: Senior Vice President and
                                               Chief Financial Officer

                                        SEAGATE SOFTWARE NETWORK & STORAGE
                                        MANAGEMENT GROUP, INC. as a Guarantor


                                        By: /s/ KEN LONCHAR
                                            ------------------------------------
                                        Name: Ken Lonchar
                                        Title: Senior Vice President and
                                               Chief Financial Officer

                                        OPENVISION INTERNATIONAL, INC., as a
                                        Guarantor


                                        By: /s/ KEN LONCHAR
                                            ------------------------------------
                                        Name: Ken Lonchar
                                        Title: Senior Vice President and
                                               Chief Financial Officer

OWNER TRUSTEE
AND LESSOR:                             FIRST SECURITY BANK, NATIONAL
                                        ASSOCIATION, not individually, except
                                        as expressly stated herein, but
                                        solely as the Owner Trustee under the
                                        VS Trust 2000-1


                                        By: /s/ VAL T. ORTON
                                            ------------------------------------
                                        Name: Val T. Orton
                                        Title: Vice President

AGENT:                                  BANK OF AMERICA, N.A., as the Agent


                                        By: /s/ DOUGLAS T. MECKELNBURG
                                            ----------------------------------
                                        Name: Douglas T. Meckelnburg
                                        Title: Vice President

HOLDERS AND LENDERS:                    BANK OF AMERICA, N.A., as a Holder and
                                        as a Lender

                                        By: /s/ DOUGLAS T. MECKELNBURG
                                            ----------------------------------
                                        Name: Douglas T. Meckelnburg
                                        Title: Vice President

                                        KEYBANK NATIONAL ASSOCIATION, as a
                                        Holder and as a Lender


                                        By: /s/ MARY K. YOUNG
                                            ----------------------------------
                                        Name: Mary K. Young
                                        Title: Assistant Vice President

                                        UNION BANK OF CALIFORNIA, N.A., as a
                                        Holder and as a Lender


                                        By: /s/ GLENN LEYRER
                                            ----------------------------------
                                        Name: Glenn Leyrer
                                        Title: Vice President

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        as a Holder and as a Lender


                                        By: /s/ ERIC C. HOUSER
                                           ----------------------------------
                                        Name: Eric C. Houser
                                        Title: Vice President

                              Schedule 8.3A(a)(iii)

                   [FORM OF OFFICER'S COMPLIANCE CERTIFICATE]

        For the fiscal quarter ended _________________, ______.

        I, ______________________, _____________________ of VERITAS OPERATING
CORPORATION (the "Lessee") hereby certify that, to the best of my knowledge and belief, with respect to that certain Participation Agreement dated as of March 9, 2000 (as amended, modified, restated or supplemented from time to time, the "Participation Agreement"; all of the defined terms in the Credit Agreement are incorporated herein by reference) among the Lessee, the Lessor, the Guarantors, the Lenders, the Holders and Bank of America, N. A., as Agent:

        a. The company-prepared financial statements which accompany this certificate are true and correct in all material respects and have been prepared in accordance with GAAP applied on a consistent basis, subject to changes resulting from normal year-end audit adjustments.

        b. Since ___________ (the date of the last similar certification, or, if none, the Initial Closing Date) no Default or Event of Default has occurred; and

        Delivered herewith are detailed calculations demonstrating compliance by the Credit Parties with the financial covenants contained in Section 8.3A (h) of the Participation Agreement, and setting forth the ratio of Funded Indebtedness to EBITDA and level of EBITDA, pursuant to Section 8.3(k) of the Participation Agreement as of the end of the fiscal period referred to above.

        This ______ day of ___________, ______.


                                        VERITAS OPERATING CORPORATION


                                        By: ____________________________________

                                        Name: __________________________________

                                        Title: _________________________________

                       Attachment to Officer's Certificate

                       COMPUTATION OF FINANCIAL COVENANTS

                              Schedule 8.3B(a)(ii)

                           [SCHEDULE OF INDEBTEDNESS]


1.      $100,000,000 5 1/4% CONVERTIBLE SUBORDINATED NOTES DUE 2004

2.      LETTER OF CREDIT FOR $231,000 IN FAVOR OF SSI

3.      $465,750,000 1.856% CONVERTIBLE SUBORDINATED NOTES DUE 2006

                                Schedule 8.3B(e)

                  [SCHEDULE OF INSIGNIFICANT LINES OF BUSINESS]


                                      None

                                Schedule 8.3B(f)

                            [SCHEDULE OF INVESTMENTS]

                                      None

                                    EXHIBIT A

                                REQUISITION FORM
   (Pursuant to Sections 4.2, 5.2, 5.3 and 5.4 of the Participation Agreement)

        VERITAS OPERATING CORPORATION, a Delaware corporation (the "Company") hereby certifies as true and correct and delivers the following Requisition to BANK OF AMERICA, N.A., as the agent for the Lenders (hereinafter defined) and respecting the Security Documents, as the agent for the Lenders and the Holders (hereinafter defined), to the extent of their interests (the "Agent"):

        Reference is made herein to that certain Participation Agreement dated as of March 9, 2000 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Participation Agreement") among the Company, in its capacity as the Lessee and as the Construction Agent, the various parties thereto from time to time, as the guarantors (the "Guarantors"), First Security Bank, National Association, as the Owner Trustee, the various banks and other lending institutions which are parties thereto from time to time, as holders (the "Holders"), the various banks and other lending institutions which are parties thereto from time to time, as lenders (the "Lenders"), and the Agent. Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth therefor in the Participation Agreement.

Check one:

        ____ INITIAL CLOSING DATE: _________________
        (three (3) Business Days prior notice required for Advance)

        ____ PROPERTY CLOSING DATE:_________________
        (three (3) Business Days prior notice required for Advance)

        ____ CONSTRUCTION ADVANCE DATE:_____________
        (three (3) Business Days prior notice required for Advance)

1. Transaction Expenses and other fees, expenses and disbursements under Sections 7.1(a) or 7.1(b) of the Participation Agreement and any and all other amounts contemplated to be financed under the Participation Agreement including without limitation any Work, broker's fees, taxes, recording fees and the like (with supporting invoices or closing statement attached):

               Party to Whom                              Amount Owed
               Amount is Owed                             (in U.S. Dollars)
               --------------                             -----------------

               --------------                             -----------------

               --------------                             -----------------

               --------------                             -----------------

               --------------                             -----------------

               --------------                             -----------------

2. Description of Land (which shall be a legal description of the Land in connection with an Advance to pay Property Acquisition Costs): See attached Schedule 1

3.      Description of Improvements: See attached Schedule 2

4.      Description of Equipment: See attached Schedule 3

5.      Description of Work: See attached Schedule 4

6. Aggregate Loans and Holder Advances requested since the Initial Closing Date with respect to each Property for which Advances are requested under this Requisition (listed on a Property by Property basis), including without limitation all amounts requested under this
        Requisition: [IDENTIFY ON A PROPERTY BY PROPERTY BASIS]

               $______________                              [Property]

        In connection with this Requisition, the Company hereby requests that the Lenders make Loans to the Lessor in the amount of $______________ and that the Holders make Holder Advances to the Lessor in the amount of $________________. The Company hereby certifies (i) that the foregoing amounts requested do not exceed the total aggregate of the Available Commitments plus the Available Holder Commitments and (ii) each of the provisions of the Participation Agreement applicable to the Loans and Holder Advances requested hereunder have been complied with as of the date of this Requisition.

        The Company requests the Loans be allocated as follows:

               $______________                    ABR Loans

               $______________                    Eurodollar Loans

        The Company requests the Holder Advances be allocated as follows:

               $______________                    ABR Holder Advances

               $______________                    Eurodollar Holder Advances

        The Company has caused this Requisition to the executed by its duly authorized officer as of this _____ day of __________, ______.


                                        VERITAS OPERATING CORPORATION


                                        By: ____________________________________

                                        Name: __________________________________

                                        Title: _________________________________

                                   Schedule 1

                               Description of Land
                     (Legal Description and Street Address)

                                   Schedule 2

                           Description of Improvements

                                   Schedule 3

                            Description of Equipment

================================================================================
   General Description            Make           Model           Serial Number
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

                                   Schedule 4

                                      Work


        Work Performed for which the Advance is requested:

        --------------------------------------------------------------

        --------------------------------------------------------------

                                    EXHIBIT B


                    [Outside Counsel Opinion for the Lessee]
                       (Pursuant to Section 5.3(j) of the
                            Participation Agreement)


                              ------------, ------


TO THOSE ON THE ATTACHED DISTRIBUTION LIST

        Re: Synthetic Lease Financing Provided in favor of VERITAS Operating Corporation

Dear Sirs:

We have acted as special counsel to VERITAS Operating Corporation, a Delaware corporation (the "Lessee"), and the various parties thereto from time to time, as guarantors (individually, a "Guarantor" and collectively, the "Guarantors"; individually, the Lessee and each Guarantor may be referred to herein as a "Credit Party" or collectively, as the "Credit Parties"), in connection with certain transactions contemplated by the Participation Agreement dated as of March 9, 2000 (the "Participation Agreement"), among the Lessee, the Guarantors, First Security Bank, National Association, as the Owner Trustee (the "Owner Trustee"), the various banks and other lending institutions which are parties thereto from time to time, as holders (the "Holders"), the various banks and other lending institutions which are parties thereto from time to time, as lenders (the "Lenders") and Bank of America, N.A., as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (the "Agent"). This opinion is delivered pursuant to Section 5.3(j) of the Participation Agreement. All capitalized terms used herein, and not otherwise defined herein, shall have the meanings assigned thereto in Appendix A to the Participation Agreement.

In connection with the foregoing, we have examined originals, or copies certified to our satisfaction, of [IDENTIFY THE APPLICABLE OPERATIVE AGREEMENTS, INCLUDING EACH MORTGAGE INSTRUMENT, RELATED UCC FIXTURE FILINGS, ADDITIONAL UCCS (HEREINAFTER DEFINED), DEEDS AND MEMORANDA OF LEASE] and such other corporate documents and records of the Credit Parties, certificates of public officials and representatives of the Credit Parties as to certain factual matters, and such other instruments and documents which we have deemed necessary or advisable to examine for the purpose of this opinion. With respect to such examination, we have assumed (i) the statements of fact made in all such certificates, documents and instruments are true, accurate and complete; (ii) except as to the Credit Parties, the due authorization, execution and delivery of the Operative Agreements by the parties thereto; (iii) the genuineness of all signatures (except as to the Credit Parties), the authenticity and completeness of all documents, certificates, instruments, records and corporate records submitted to us as originals and the conformity to the original instruments of all documents submitted to us as copies, and the authenticity and completeness of the originals of such copies; (iv) except as to the Credit Parties, that all parties have all requisite corporate power and authority to execute, deliver and perform the Operative Agreements; and (v) except as to the Credit Parties, the enforceability of the Mortgage Instrument, the Memorandum of Lease and the UCC financing statements against all parties thereto.

Based on the foregoing, and having due regard for such legal considerations as we deem relevant, and subject to the limitations and assumptions set forth herein, including without limitation the matters set forth in the last two (2) paragraphs hereof, we are of the opinion that:

        (a) The Mortgage Instrument and Memorandum of Lease are enforceable in accordance with their respective terms, except as limited by laws generally affecting the enforcement of creditors' rights, which laws will not materially prevent the realization of the benefits intended by such documents.

        (b) Each form of Mortgage Instrument and UCC fixture filing relating thereto, attached hereto as Schedules 1 and 2, respectively, is in proper form for filing and recording with the offices of [IDENTIFY THE RECORDING OFFICES OF THE RESPECTIVE COUNTY CLERKS WHERE THE PROPERTIES ARE TO BE LOCATED]. Upon filing of each Mortgage Instrument and UCC fixture filing in [IDENTIFY THE RECORDING OFFICES OF THE RESPECTIVE COUNTY CLERKS WHERE THE PROPERTIES ARE TO BE LOCATED], the Agent will have a valid, perfected lien and security interest in that portion of the Collateral described in such Mortgage Instrument or UCC fixture filing to the extent such Collateral is comprised of real property and/or fixtures.

        (c) The forms of UCC financing statements relating to the Security Documents, attached hereto as Schedule 3 (the "Additional UCCs"), are in proper form for filing and recording with the offices of [IDENTIFY (i) THE RECORDING OFFICES OF THE RESPECTIVE COUNTY CLERKS WHERE THE PROPERTIES ARE TO BE LOCATED AND (ii) THE SECRETARY OF STATE WHERE THE PROPERTIES ARE TO BE LOCATED]. Upon filing of the Additional UCCs in [IDENTIFY (i) THE RECORDING OFFICES OF THE RESPECTIVE COUNTY CLERKS WHERE THE PROPERTIES ARE TO BE LOCATED AND (ii) THE SECRETARY OF STATE WHERE THE PROPERTIES ARE TO BE LOCATED], the Agent will have a valid, perfected lien and security interest in that portion of the Collateral which can be perfected by filing UCC-1 financing statements under Article 9 of the UCC.

        (d) Each form of Deed and Memorandum of Lease is in appropriate form for filing and recording with the [IDENTIFY THE RECORDING OFFICES OF THE RESPECTIVE COUNTY CLERKS FOR THE COUNTIES WHERE THE PROPERTIES ARE TO BE LOCATED].

        (e) Each Memorandum of Lease, when filed and recorded with the [IDENTIFY THE RECORDING OFFICES OF THE RESPECTIVE COUNTY CLERKS FOR THE COUNTIES WHERE THE PROPERTIES ARE TO BE LOCATED], will have been filed and recorded in all public offices in the State of [__________] in which filing or recording is necessary to provide constructive notice of the Lease to third Persons and to establish of record the interest of the Lessor thereunder as to the Properties described in each such Memorandum of Lease.

        (f) Title to the Properties located in the State of [___________] may be held in the name of the Owner Trustee as follows: First Security Bank, National Association, not individually, but solely as the Owner Trustee under the VS Trust 2000-1.

        (g) The execution and delivery by First Security Bank, National Association, individually or as the Owner Trustee, as the case may be, of the Operative Agreements to which it is a party and compliance by First Security Bank, National Association, individually or as the Owner Trustee, with all of the provisions thereof do not and will not contravene any law, rule or regulation of [IDENTIFY THE STATE].

        (h) By reason of their participation in the transaction contemplated under the Operative Agreements, none of the Agent, the Lenders, the Holders or the Owner Trustee has to (a) qualify as a foreign corporation in [IDENTIFY THE STATE], (b) file any application or any designation for service of process in [IDENTIFY THE STATE] or (c) pay any franchise, income, sales, excise, stamp or other taxes of any kind to [IDENTIFY THE STATE].

        (i) The provisions in the Operative Agreements concerning Rent, interest, fees, prepayment premiums and other similar charges do not violate the usury laws or other similar laws regulating the use or forbearance of money of [IDENTIFY THE STATE].

        (j) If the transactions contemplated by the Operative Agreements are characterized as a lease transaction by a court of competent jurisdiction, the Lease and the applicable Lease Supplement shall demise to the Lessee a valid leasehold interest in the Properties described in such Lease Supplement.

        (k) If the transactions contemplated by the Operative Agreements are characterized as a loan transaction by a court of competent jurisdiction, the combination of the Mortgage Instruments, the Deeds, the Lease and the applicable Lease Supplements (and the other Operative Agreements incorporated therein by reference) are sufficient to create a valid, perfected lien or security interest in the Properties therein described, enforceable as a mortgage in [IDENTIFY THE STATE].

This opinion is limited to the matters stated herein and no opinion is implied or may be inferred beyond the matters stated herein. This opinion is based on and is limited to the laws of the State of [___________] and the federal laws of the United States of America. Insofar as the foregoing opinion relates to matters of law other than the foregoing, no opinion is hereby given.

This opinion is for the sole benefit of the Lessee, the Construction Agent, the Guarantors, the Owner Trustee, the Holders, the Lenders, the Agent and their respective successors and assigns and may not be relied upon by any other person other than such parties and their respective successors and assigns without the express written consent of the undersigned. The opinions expressed herein are as of the date hereof and we make no undertaking to amend or supplement such opinions if facts come to our attention or changes in the current law of the jurisdictions mentioned herein occur which could affect such opinions.

                                        Very truly yours,

                                        [LESSEE'S OUTSIDE COUNSEL]

                                Distribution List

Bank of America, N.A., as the Agent, a Holder and a Lender

The various banks and other lending institutions which are parties to the Participation Agreement from time to time, as additional Holders

The various banks and other lending institutions which are parties to the Participation Agreement from time to time, as additional Lenders

VERITAS Operating Corporation, as the Construction Agent and the Lessee

The various parties to the Participation Agreement from time to time, as the Guarantors

First Security Bank, National Association, not individually, but solely as the Owner Trustee under the VS Trust 2000-1

                                   Schedule 1

                           Form of Mortgage Instrument

                                   Schedule 2

                          Forms of UCC Fixture Filings

                                   Schedule 3

                        Forms of UCC Financing Statements

                                    EXHIBIT C

                          VERITAS OPERATING CORPORATION

                              OFFICER'S CERTIFICATE
           (Pursuant to Section 5.3(z) of the Participation Agreement)

        VERITAS OPERATING CORPORATION, a Delaware corporation (the "Company"), DOES HEREBY CERTIFY as follows:

        1. Each and every representation and warranty of each Credit Party contained in the Operative Agreements to which it is a party is true and correct on and as of the date hereof.

        2. No Default or Event of Default has occurred and is continuing under any Operative Agreement.

        3. Each Operative Agreement to which any Credit Party is a party is in full force and effect with respect to it.

        4. The Company has duly performed and complied with all covenants, agreements and conditions contained in the Participation Agreement (hereinafter defined) or in any Operative Agreement required to be performed or complied with by it on or prior to the date hereof.

Capitalized terms used in this Officer's Certificate and not otherwise defined herein have the respective meanings ascribed thereto in the Participation Agreement dated as of March 9, 2000 among the Company, as the Lessee and as the Construction Agent, the various parties thereto from time to time, as guarantors (the "Guarantors"), First Security Bank, National Association, as the Owner Trustee, the various banks and other lending institutions which are parties thereto from time to time, as holders (the "Holders"), the various banks and other lending institutions which are parties thereto from time to time, as lenders (the "Lenders") and Bank of America, N.A., as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (the "Agent").

IN WITNESS WHEREOF, the Company has caused this Officer's Certificate to be duly executed and delivered as of this _____ day of __________, ______.

                                        VERITAS OPERATING CORPORATION

                                        By: ____________________________________

                                        Name: __________________________________

                                        Title: _________________________________

                                    EXHIBIT D

                             [NAME OF CREDIT PARTY]

                             SECRETARY'S CERTIFICATE
          (Pursuant to Section 5.3(aa) of the Participation Agreement)

        [NAME OF CREDIT PARTY], a Delaware corporation (the "Company") DOES HEREBY CERTIFY as follows:

        1. Attached hereto as Schedule 1 is a true, correct and complete copy of the resolutions of the Board of Directors of the Company duly adopted by the Board of Directors of the Company on __________. Such resolutions have not been amended, modified or rescinded since their date of adoption and remain in full force and effect as of the date hereof.

        2. Attached hereto as Schedule 2 is a true, correct and complete copy of the Articles of Incorporation of the Company on file in the Office of the Secretary of State of __________. Such Articles of Incorporation have not been amended, modified or rescinded since their date of adoption and remain in full force and effect as of the date hereof.

        3. Attached hereto as Schedule 3 is a true, correct and complete copy of the Bylaws of the Company. Such Bylaws have not been amended, modified or rescinded since their date of adoption and remain in full force and effect as of the date hereof.

        4. The persons named below now hold the offices set forth opposite their names, and the signatures opposite their names and titles are their true and correct signatures.

               Name                    Office                   Signature
               ----                    ------                   ---------
        -------------------    -----------------------    ----------------------

        -------------------    -----------------------    ----------------------

        IN WITNESS WHEREOF, the Company has caused this Secretary's Certificate to be duly executed and delivered as of this _____ day of ___________, ______.

                                        [NAME OF CREDIT PARTY]


                                        By: ____________________________________

                                        Name: __________________________________

                                        Title: _________________________________

                                   Schedule 1

                                Board Resolutions

                                   Schedule 2

                            Articles of Incorporation

                                   Schedule 3

                                     Bylaws

                                    EXHIBIT E

                    FIRST SECURITY BANK, NATIONAL ASSOCIATION

                              OFFICER'S CERTIFICATE
          (Pursuant to Section 5.3(bb) of the Participation Agreement)

        FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually (except with respect to paragraph 1 below, to the extent any such representations and warranties are made in its individual capacity) but solely as the owner trustee under the VS Trust 2000-1 (the "Owner Trustee"), DOES HEREBY CERTIFY as follows:

        1. Each and every representation and warranty of the Owner Trustee contained in the Operative Agreements to which it is a party is true and correct on and as of the date hereof.

        2. Each Operative Agreement to which the Owner Trustee is a party is in full force and effect with respect to it.

        3. The Owner Trustee has duly performed and complied with all covenants, agreements and conditions contained in the Participation Agreement (hereinafter defined) or in any Operative Agreement required to be performed or complied with by it on or prior to the date hereof.

Capitalized terms used in this Officer's Certificate and not otherwise defined herein have the respective meanings ascribed thereto in the Participation Agreement dated as of March 9, 2000 (the "Participation Agreement") among VERITAS Operating Corporation, as the Lessee and as the Construction Agent, the various parties thereto from time to time, as guarantors (the "Guarantors"), the Owner Trustee, the various banks and other lending institutions which are parties thereto from time to time, as holders (the "Holders"), the various banks and other lending institutions which are parties thereto from time to time, as lenders (the "Lenders") and Bank of America, N.A., as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (the "Agent").

        IN WITNESS WHEREOF, the Owner Trustee has caused this Officer's Certificate to be duly executed and delivered as of this _____ day of __________, ______.

                                       FIRST SECURITY BANK, NATIONAL
                                       ASSOCIATION, not individually,
                                       except as expressly stated herein,
                                       but solely as the Owner Trustee
                                       under the VS Trust 2000-1


                                        By: ____________________________________

                                        Name: __________________________________

                                        Title: _________________________________

                                    EXHIBIT F

                    FIRST SECURITY BANK, NATIONAL ASSOCIATION

                             SECRETARY'S CERTIFICATE
          (Pursuant to Section 5.3(cc) of the Participation Agreement)

                       CERTIFICATE OF ASSISTANT SECRETARY

        I, ______________________, duly elected and qualified Assistant Secretary of the Board of Directors of First Security Bank, National Association (the "Association"), hereby certify as follows:

        1. The Association is a National Banking Association duly organized, validly existing and in good standing under the laws of the United States. With respect thereto the following is noted:

        A.     Pursuant to Revised Statutes 324, et seq., as amended, 12
               U.S.C. 1, et seq., the Comptroller of the Currency charters and exercises regulatory and supervisory authority over all National Banking Associations;

        B. On December 9, 1881, the First National Bank of Ogden, Utah was chartered as a National Banking Association under the laws of the United States and under Charter No. 2597;

        C. On October 2, 1922, in connection with a consolidation of The First National Bank of Ogden, Ogden, Utah, and The Utah National Bank of Ogden, Ogden, Utah, the title was changed to "The First & Utah National Bank of Ogden"; on January 18, 1923, The First & Utah National Bank of Ogden changed its title to "First Utah National Bank of Ogden"; on January 19, 1926, the title was changed to "First National Bank of Ogden"; on February 24, 1934, the title was changed to "First Security Bank of Utah, National Association"; on June 21, 1996, the title was changed to "First Security Bank, National Association"; and

        D. First Security Bank, National Association, Ogden, Utah, continues to hold a valid certificate to do business as a National Banking Association.

        2. The Association's Articles of Association, as amended, are in full force and effect, and a true, correct and complete copy is attached hereto as Schedule A and incorporated herein by reference. Said Articles were last amended October 20, 1975, as required by law on notice at a duly called special meeting of the shareholders of the Association.

        3. The Association's By-Laws, as amended, are in full force and effect; and a true, correct and complete copy is attached hereto as Schedule B and incorporated herein by reference. Said By-Laws, still in full force and effect, were adopted September 17, 1942, by resolution, after proper notice of consideration and adoption of By-Laws was given to each and every shareholder, at a regularly called meeting of the Board of Directors with a quorum present.

        4. Pursuant to the authority vested in it by an Act of Congress approved December 23, 1913 and known as the Federal Reserve Act, as amended, the Federal Reserve Board (now the Board of Governors of the Federal Reserve System) has granted to the Association now known as "First Security Bank, National Association" of Ogden, Utah, the right to act, when not in contravention of State or local law, as trustee, executor, administrator, registrar of stocks and bonds, guardian of estates, assignee, receiver, committee of estates of lunatics, or in any other fiduciary capacity in which State banks, trust companies or other corporations which come into competition with National Banks are permitted to act under the laws of the State of Utah; and under the provisions of applicable law, the authority so granted remains in full force and effect.

        5. Pursuant to authority vested by Act of Congress (12 U.S.C. 92a and 12 U.S.C. 481, as amended) the Comptroller of the Currency has issued Regulation 9, as amended, dealing, in part, with the Fiduciary Powers of National Banks, said regulation providing in subparagraph 9.7 (a) (1-2):

        (1) The board of directors is responsible for the proper exercise of fiduciary powers by the Bank. All matters pertinent thereto, including the determination of policies, the investment and disposition of property held in fiduciary capacity, and the direction and review of the actions of all officers, employees, and committees utilized by the Bank in the exercise of its fiduciary powers, are the responsibility of the board. In discharging this responsibility, the board of directors may assign, by action duly entered in the minutes, the administration of such of the Bank's fiduciary powers as it may consider proper to assign to such director(s), officer(s), employee(s) or committee(s) as it may designate.

        (2) No fiduciary account shall be accepted without the prior approval of the board, or of the director(s), officer(s), or committee(s) to whom the board may have designated the performance of that responsibility. . . .

        6. A Resolution relating to Exercise of Fiduciary Powers was adopted by the Board of Directors at a meeting held July 26, 1994 at which time there was a quorum present; said resolution is still in full force and effect and has not been rescinded. Said resolution is attached hereto as Schedule C and incorporated herein by reference.

        7. A Resolution relating to the Designation of Officers and Employees to Exercise Fiduciary Powers was adopted by the Trust Policy Committee at a meeting held February 7, 1996 at which time a quorum was present; said resolution is still in full force and effect and has not been rescinded. Said resolution is attached hereto as Schedule D and is incorporated herein by reference.

        8. Attached hereto as Schedule E and incorporated herein by reference, is a listing of facsimile signatures of persons authorized (herein "Authorized Signatory or Signatories") on behalf of the Association and its Trust Group to act in exercise of its fiduciary powers subject to the resolutions in Paragraphs 6 and 7, above.

        9. The principal office of the First Security Bank, National Association, Trust Group and of its departments, except for the St. George, Utah, Ogden, Utah, and Provo, Utah, branch offices, is located at 79 South Main Street, Salt Lake City, Utah 84111 and all records relating to fiduciary accounts are located at such principal office of the Trust Group or in storage facilities within Salt Lake County, Utah, except for those of the Ogden, Utah, St. George, Utah, and Provo, Utah, branch offices, which are located at said office.

        10. Each Authorized Signatory (i) is a duly elected or appointed, duly qualified officer or employee of the Association; (ii) holds the office or job title set forth below his or her name on the date hereof; (iii) and the facsimile signature appearing opposite the name of each such officer or employee is a true replica of his or her signature.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Association this __________ day of _________________, ______.



(SEAL)


                                        ----------------------------------------
                                        R. James Steenblik
                                        Senior Vice President
                                        Assistant Secretary

                                   Schedule A

                             Articles of Association

                                   Schedule B

                                     Bylaws

                                   Schedule C

                             Resolution Relating to
                          Exercise of Fiduciary Powers

                                   Schedule D

                           Resolution Relating to the
                      Designation of Officers and Employees
                          To Exercise Fiduciary Powers

                                   Schedule E

                       Authorized Signatory or Signatories

                                    EXHIBIT G

                 [Outside Counsel Opinion for the Owner Trustee]
                       (Pursuant to Section 5.3(dd) of the
                            Participation Agreement)

                               -----------, ------

TO THOSE ON THE ATTACHED DISTRIBUTION LIST

        Re:  Trust Agreement dated as of March 9, 2000

Dear Sirs:

        We have acted as special counsel for First Security Bank, National Association, a national banking association, in its individual capacity ("FSB") and in its capacity as trustee (the "Owner Trustee") under the Trust Agreement dated as of March 9, 2000 (the "Trust Agreement") by and among it and the various banks and other lending institutions which are parties thereto from time to time, as holders (the "Holders"), in connection with the execution and delivery by the Owner Trustee of the Operative Agreements to which it is a party. Except as otherwise defined herein, the terms used herein shall have the meanings set forth in Appendix A to the Participation Agreement dated as of March 9, 2000 (the "Participation Agreement") by and among VERITAS Operating Corporation (the "Lessee"), the various parties thereto from time to time, as guarantors (the "Guarantors"), First Security Bank, National Association, as the Owner Trustee, the Holders, the various banks and other lending institutions which are parties thereto from time to time, as lenders (the "Lenders") and Bank of America, N.A., as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (the "Agent").

        We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records and other instruments as we have deemed necessary or advisable for the purpose of rendering this opinion.

Based upon the foregoing, we are of the opinion that:

        1. FSB is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America and each of FSB and the Owner Trustee has under the laws of the State of Utah and federal banking law the power and authority to enter into and perform its obligations under the Trust Agreement and each other Operative Agreement to which it is a party.

        2. The Owner Trustee is the duly appointed trustee under the Trust Agreement.

        3. The Trust Agreement has been duly authorized, executed and delivered by one (1) of the officers of FSB and, assuming due authorization, execution and delivery by the Holders, is a legal, valid and binding obligation of the Owner Trustee (and to the extent set forth therein, against FSB), enforceable against the Owner Trustee (and to the extent set forth therein, against FSB) in accordance with its terms, and the Trust Agreement creates under the laws of the State of Utah for the Holders the beneficial interest in the Trust Estate it purports to create and is a valid trust under the laws of the State of Utah.

        4. The Operative Agreements to which it is party have been duly authorized, executed and delivered by FSB, and, assuming due authorization, execution and delivery by the other parties thereto, are legal, valid and binding obligations of FSB, enforceable against FSB in accordance with their respective terms.

        5. The Operative Agreements to which it is party have been duly authorized, executed and delivered by the Owner Trustee, and, assuming due authorization, execution and delivery by the other parties thereto, are legal, valid and binding obligations of the Owner Trustee, enforceable against the Owner Trustee in accordance with their respective terms. The Notes and Certificates have been duly issued, executed and delivered by the Owner Trustee, pursuant to authorization contained in the Trust Agreement, and the Certificates are entitled to the benefits and security afforded by the Trust Agreement in accordance with its terms and the terms of the Trust Agreement.

        6. The execution and delivery by each of FSB and the Owner Trustee of the Trust Agreement and the Operative Agreements to which it is a party, and compliance by FSB or the Owner Trustee, as the case may be, with all of the provisions thereof do not and will not contravene any Laws applicable to or binding on FSB, or as the Owner Trustee, or contravene the provisions of, or constitute a default under, its charter documents or by-laws or, to our knowledge after due inquiry, any indenture, mortgage contract or other agreement or instrument to which FSB or Owner Trustee is a party or by which it or any of its property may be bound or affected.

        7. The execution and delivery of the Operative Agreements by each of FSB and the Owner Trustee and the performance by each of FSB and the Owner Trustee of their respective obligations thereunder does not require on or prior to the date hereof the consent or approval of, the giving of notice to, the registration or filing with, or the taking of any action in respect of any Governmental Authority or any court.

        8. Assuming that the trust created by the Trust Agreement is treated as a grantor trust for federal income tax purposes within the contemplation of
Section 671 through 678 of the Internal Revenue Code of 1986, there are no fees, taxes, or other charges (except taxes imposed on fees payable to the Owner Trustee) payable to the State of Utah or any political subdivision thereof in connection with the execution, delivery or performance by the Owner Trustee, the Agent, the Lenders, the Lessee or the Holders, as the case may be, of the Operative Agreements or in connection with the acquisition of any Property by the Owner Trustee or in connection with the making by any Holder of its investment in the Trust or its acquisition of the beneficial interest in the Trust Estate or in connection with the issuance and acquisition of the Certificates, or the Notes, and neither the Owner Trustee, the Trust Estate nor the trust created by the Trust Agreement will be subject to any fee, tax or other governmental charge (except taxes on fees payable to the Owner Trustee) under the laws of the State of Utah or any political subdivision thereof on, based on or measured by, directly or indirectly, the gross receipts, net income or value of the Trust Estate, by reason of the creation or continued existence of the trust under the terms of the Trust Agreement pursuant to the laws of the State of Utah or the Owner Trustee's performance of its duties under the Trust Agreement.

        9. There is no fee, tax or other governmental charge under the laws of the State of Utah or any political subdivision thereof in existence on the date hereof on, based on or measured by any payments under the Certificates, Notes or the beneficial interest in the Trust Estate, by reason of the creation of the trust under the Trust Agreement pursuant to the laws of the State of Utah or the Owner Trustee's performance of its duties under the Trust Agreement within the State of Utah.

        10. Upon the filing of the financing statement on form UCC-1 with the Utah Division of Corporations and Commercial Code, the Agent's security interest in the Trust Estate, for the benefit of the Lenders and the Holders, will be perfected, to the extent that such perfection is governed by Article 9 of the Uniform Commercial Code as in effect in the State of Utah (the "Utah UCC").

        Your attention is directed to the Utah UCC, which provides, in part, that a filed financing statement which does not state a maturity date or which states a maturity date of more than five (5) years is effective only for a period of five (5) years from the date of filing, unless within six (6) months prior to the expiration of said period a continuation statement is filed in the same office or offices in which the original statement was filed. The continuation statement must be signed by the secured party, identify the original statement by file number and state that the original statement is still effective. Upon the timely filing of a continuation statement, the effectiveness of the original financing statement is continued for five (5) years after the last date to which the original statement was effective. Succeeding continuation statements may be filed in the same manner to continue the effectiveness of the original statement.

The foregoing opinions are subject to the following assumptions, exceptions and qualifications:

        A. We are attorneys admitted to practice in the State of Utah and in rendering the foregoing opinions we have not passed upon, or purported to pass upon, the laws of any jurisdictions other than the State of Utah and the federal banking law governing the banking and trust powers of FSB. In addition, without limiting the foregoing we express no opinion with respect to (i) federal securities laws, including the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Trust Indenture Act of 1939, as amended, (ii) Title 49 of the United States Code Annotated (previously the Federal Aviation Act of 1958), as amended, (iii) the Federal Communications Act of 1934, as amended, or (iv) state securities or blue sky laws. Insofar as the foregoing opinions relate to the legality, validity, binding effect and enforceability of the documents involved in these transactions, which by their terms are governed by the laws of a state other than Utah, we have assumed that the laws of such state (as to which we express no opinion), are in all material aspects identical to the laws of the State of Utah.

        B. The opinions set forth in paragraphs 3, 4, and 5 above are subject to the qualification that enforceability of the Trust Agreement and the other Operative Agreements to which FSB and the Owner Trustee are parties, in accordance with their respective terms, may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, receivership or similar laws affecting enforcement of creditors' rights generally, and (ii) general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

        C. As to the documents involved in these transactions, we have assumed that each is a legal, valid and binding obligation of each party thereto, other than FSB or the Owner Trustee, and is enforceable against each such party in accordance with their respective terms.

        D. We have assumed that all signatures, other than those of the Owner Trustee or FSB, on documents and instruments involved in these transactions are genuine, that all documents and instruments submitted to us as originals are authentic, and that all documents and instruments submitted to us as copies conform with the originals, which facts we have not independently verified.

        E. We do not purport to be experts in respect of, or express any opinion concerning laws, rules or regulations applicable to the particular nature of the equipment or property involved in these transactions.

        F. We have made no investigation of, and we express no opinion concerning, the nature of the title to any part of the equipment or property involved in these transactions or the priority of any mortgage or security interest.

        G. We have assumed that the Participation Agreement and the transactions contemplated thereby are not within the prohibitions of Section 406 of the Employee Retirement Income Security Act of 1974.

        H. In addition to any other limitation by operation of law upon the scope, meaning, or purpose of this opinion, the opinions expressed herein speak only as of the date hereof. We have no obligation to advise the recipients of this opinion (or any third party) and make no undertaking to amend or supplement such opinions if facts come to our attention or changes in the current law of the jurisdictions mentioned herein occur which could affect such opinions the legal analysis, a legal conclusion or any information confirmation herein.

        I. This opinion is for the sole benefit of the Lessee, the Construction Agent, the Guarantors, the Owner Trustee, the Holders, the Lenders, the Agent and their respective successors and assigns in matters directly related to the Participation Agreement or the transaction contemplated thereunder and may not be relied upon by any other person other than such parties and their respective successors and assigns without the express written consent of the undersigned. The opinions expressed in this letter are limited to the matter set forth in this letter, and no other opinions should be inferred beyond the matters expressly stated.



                                        Very truly yours,

                                        RAY, QUINNEY & NEBEKER


                                        M. John Ashton

                                Distribution List

Bank of America, N.A., as the Agent, a Holder and a Lender

The various banks and other lending institutions which are parties to the Participation Agreement from time to time, as additional Holders

The various banks and other lending institutions which are parties to the Participation Agreement from time to time, as additional Lenders

VERITAS Operating Corporation, as the Construction Agent and the Lessee

The various parties to the Participation Agreement from time to time, as the Guarantors.

First Security Bank, National Association, not individually, but solely as the Owner Trustee under the VS Trust 2000-1.

                                    EXHIBIT H

              [In-House and Outside Counsel Opinion for the Lessee] (Pursuant to Section 5.3(ee) of the Participation Agreement)

                [Form of In-House Counsel Opinion for the Lessee]

                               ____________, 2000

TO THOSE ON THE ATTACHED DISTRIBUTION LIST

        Re: Synthetic Lease Financing Provided in favor of VERITAS Operating Corporation

Ladies and Gentlemen:

        I have acted as general counsel to VERITAS Operating Corporation, a Delaware corporation (the "Lessee") in connection with certain transactions contemplated by the Participation Agreement dated as of March 9, 2000 (the "Participation Agreement"), among the Lessee, the various parties thereto from time to time as guarantors (the "Guarantors"), First Security Bank, National Association, as the Owner Trustee (the "Owner Trustee"), the various banks and other lending institutions which are parties thereto from time to time, as holders (the "Holders"), the various banks and other lending institutions which are parties thereto from time to time, as lenders (the "Lenders") and Bank of America, N.A., as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (the "Agent"). This opinion is delivered pursuant to Section 5.3(ee) of the Participation Agreement. All capitalized terms used herein, and not otherwise defined herein, shall have the meanings assigned thereto in Appendix A to the Participation Agreement.

In connection with the foregoing, I have examined originals, or copies certified to my satisfaction, of such corporate documents and records of the Lessee, certificates of public officials and representatives of the Lessee as to certain factual matters, and such other instruments and documents which I have deemed necessary or advisable to examine for the purpose of this opinion. With respect to such examination, I have assumed (i) the statements of fact made in all such certificates, documents and instruments are true, accurate and complete; (ii) the genuineness of all signatures (other than the signatures of persons signing on behalf of the Lessee) and (iii) the authenticity and completeness of all documents, certificates, instruments, records and corporate records submitted to us as originals and the conformity to the original instruments of all documents submitted to us as copies, and the authenticity and completeness of the originals of such copies.

        Based on the foregoing, and having due regard for such legal considerations as I deem relevant, and subject to the limitations and assumptions set forth herein, I am of the opinion that:

        1. Lessee has the corporate power and authority to conduct its business as presently conducted.

        2.     Lessee (i) is not subject to, or is exempt from, regulation under
(A) the Federal Power Act, the Public Utility Holding Company Act of 1935 or other federal or state laws and regulations applicable to public utilities, (B) any federal or state laws and regulations applicable to banks, finance companies and other financial institutions, or (C) any other federal or state laws and regulations limiting Lessee's ability to borrow money; and (ii) is not an investment company or a company controlled by an investment company, within the meaning of the Investment Company Act of 1940.

This opinion is limited to the matters stated herein and no opinion is implied or may be inferred beyond the matters stated herein. This opinion is based on and is limited to the laws of the State of California and the federal laws of the United States of America. Insofar as the foregoing opinion relates to matters of law other than the foregoing, no opinion is hereby given.

This opinion is for the sole benefit of the addressees and their respective successors and assigns and may not be relied upon by any other person other than such parties and their respective successors and assigns without the express written consent of the undersigned. The opinions expressed herein are as of the date hereof and I make no undertaking to amend or supplement such opinions if facts come to my attention or changes in the current law of the jurisdictions mentioned herein occur which could affect such opinions.


                                        Very truly yours,

                                        Jay Jones

                                Distribution List

First Security Bank, National Association, individually, and as the Lessor, the Borrower and the Owner Trustee

Bank of America, N.A., as the Agent, a Lender and a Holder

                       [BROBECK, PHLEGER & HARRISON LETTERHEAD]


                               ____________, 2000

To Each of the Parties Listed
on Schedule A Attached Hereto

               Re:  VERITAS Operating Corporation Synthetic Lease Financing

Ladies and Gentlemen:

               We have acted as special counsel to VERITAS Operating Corporation, a Delaware corporation ("LESSEE"), in connection with the execution and delivery of the documents listed below, each dated the date hereof unless otherwise specified below, related to the funding on the date hereof of a synthetic lease (off-balance sheet) financing in the total funded amount of $40,000,000 for the acquisition of certain land and improvements and the development of corporate facilities to be located in Roseville, Minnesota (the "Transaction").

               For purposes of this opinion, we have examined the following documents:

1. Master Lease Agreement by and between First Security Bank, National Association, a national banking association, not in its individual capacity, but solely as Trustee of the VS Trust 2000-1 ("LESSOR"), and Lessee (the "LEASE");

2. Participation Agreement by and among the Lessee, Lessor, the holders of Certificates issued with respect to the VS Trust 2000-1 (the "HOLDERS"), the lenders party thereto ("LENDERS"), and Bank of America, N.A., as agent for the Lenders and the Holders ("AGENT") (the "PARTICIPATION AGREEMENT");

3.      Construction Agency Agreement between Lessor and Lessee;

4.      Trust Agreement between the Holders and Lessor;

5.      Credit Agreement between the Lenders, Lessor and Agent;

6.      The Tranche A Notes and the Tranche B Notes;

7. Security Agreement between Lessor and Agent, as accepted and agreed to by Lessee;

To Each of the Parties                                        ____________, 2000
Listed on Schedule A                                                      Page 2
Attached Hereto


8.      (a)    a UCC-1 financing statement to be filed with the California
        Secretary of State executed by VERITAS Operating Corporation ("VERITAS"), as debtor, in favor of Agent, as secured party relating to the Collateral encumbered by such a security interest as arises under the Security Agreement (collectively, the "LESSEE SECURITY AGREEMENT FINANCING STATEMENTS");

        (b) a UCC-1 financing statement to be filed with the California Secretary of State executed by Lessor, as debtor, in favor of Agent, as secured party relating to the Collateral encumbered by such a security interest as arises under the Security Agreement ( the "LESSOR SECURITY AGREEMENT FINANCING STATEMENT") (the Lessee Security Agreement Financing Statements and the Lessor Security Agreement Financing Statement are collectively referred to herein as the "SECURITY AGREEMENT FINANCING STATEMENTS"); and

        (c) a UCC-1 financing statement to be filed with the California Secretary of State executed by Veritas, as debtor, in favor of Lessor, as secured party, relating to the Collateral encumbered by such a security interest as arises under the Lease (collectively, the "LEASE FINANCING STATEMENTS") (collectively with (a) and (b), the "FINANCING STATEMENTS" with each a "FINANCING STATEMENT").

               The documents listed above as documents 2-6 are collectively referred to herein as the "LOAN DOCUMENTS" and the documents listed above as documents 7-8 are collectively referred to herein as the "SECURITY DOCUMENTS." Together, the Lease, the Loan Documents and the Security Documents are collectively referred to herein as the "OPERATIVE DOCUMENTS." This opinion is being delivered to you pursuant to Section 5.3(ee) of the Participation Agreement. The Agent, Lenders and Holders are sometimes collectively referred to herein as the "LENDER PARTIES." Unless otherwise defined herein, capitalized terms used and not defined herein shall have the meanings given to them in Appendix A of the Participation Agreement.

               For purposes of this opinion, we have examined the following documents:

               1. Executed copies of the Operative Documents;

               2. An executed copy of the Certificate of Lessee ("CERTIFICATE OF LESSEE"), executed by Jay A. Jones, the Secretary of Lessee, for the benefit of the undersigned, dated ____________, 2000 a copy of which is attached hereto as Exhibit A;

               3. A copy of the Certificate of Incorporation of Lessee, certified by the Delaware Secretary of State on ____________, 2000 and further certified as current by the Secretary of Lessee on ____________, 2000 ("LESSEE CERTIFICATE OF INCORPORATION");

To Each of the Parties                                        ____________, 2000
Listed on Schedule A                                                      Page 3
Attached Hereto


               4. A copy of the Bylaws of Lessee, certified as current by the Secretary of Lessee on ____________, 2000 ("LESSEE BYLAWS");

               5. A Certificate of Good Standing for Lessee, issued on ____________, 2000 by the Secretary of State of the State of Delaware;

               6. A Certificate of Good Standing (Foreign Corporation) for Lessee, issued on ____________, 2000 by the Secretary of State of the State of California; and

               7. A copy of the Unanimous Written Consent by the Board of Directors of the Lessee, on ______________, certified by the Secretary of Lessee on ____________, 2000.

               The documents listed above as documents 3, 4 and 7 are collectively referred to herein as the "CONSTITUENT DOCUMENTS."

               We represent Lessee only with respect to specific matters and our relationship with Lessee is such that we have no detailed or continuing familiarity with any of its day-to-day operations, business or financial affairs. Although attorneys in our firm have been involved in the governmental approval process for the Property, we have made no independent review of that process, nor have we made any physical inspection of the Property, nor have we undertaken independent investigation respecting any fire or public health laws or compliance with the regulations of any insurance company. Our opinion is based exclusively upon a review of the Operative Documents, the Constituent Documents, the Certificate of Lessee and the Certificates of the Secretaries of State referred to above, (and for purposes of our opinion in Paragraph 3 below, any Material Agreements identified in the Certificate of Lessee). In addition, we have relied upon the representations and warranties of Lessee set forth in the Certificate of Lessee with respect to the factual determinations underlying the legal conclusions set forth herein.

               Whenever any opinion expressed herein with respect to the existence or absence of facts is qualified by the phrase "to our current actual knowledge," such knowledge is limited solely to (i) the representations of Lessee set forth in the Certificate of Lessee and the Operative Documents, (ii) an examination of documents in those of our files solely related to the Transaction and (iii) the actual knowledge of those attorneys in our firm who have substantively represented Lessee with respect to the Transaction (but not including any constructive or imputed notice of any information) or who have had an active involvement in the preparation of this opinion ("PRIMARY LAWYER GROUP"). We have not attempted to verify independently the representations of Lessee; and we have not conducted any investigation, nor do we intend to undertake for purposes of this opinion any investigation, of any facts that may be ascertained by the examination of all of the other files or attorneys of our firm or any court files or third parties.

To Each of the Parties                                        ____________, 2000
Listed on Schedule A                                                      Page 4
Attached Hereto


               In our examination and review we have assumed the genuineness of all signatures other than the officers of Lessee, the legal capacity of natural persons, the authenticity of the documents submitted to us as originals, the conformity to the original documents of all documents submitted to us as certified, facsimile or photostatic copies, and the authenticity of the originals of such copies.

               The law covered by the opinions expressed herein is limited to the federal law of the United States and the General Corporation Law of the State of Delaware, the laws of the State of New York and the laws of the State of California, in each case as expressly provided below. We express no opinion with respect to the effect or applicability of the laws of any other jurisdiction.

               For purposes of our opinions expressed in Paragraph 1 below, with respect to due incorporation, valid existence and good standing of Lessee, we are relying solely on our review and examination of the certificates received from the Secretary of State of the State of Delaware, and the Secretary of State of the State of California, without further investigation of the corporate records of Lessee. Our opinions expressed in Paragraphs 1 and 2 below relate solely to the laws of the State of California, the General Corporation Law of the State of Delaware, and applicable federal laws of the United States, and we express no opinion in Paragraphs 1 and 2 below with respect to the effect or applicability of the laws of any other jurisdiction.

               Our opinions expressed in clauses (ii) and (iii) of Paragraph 3 below are limited to laws and regulations normally applicable to transactions of the type contemplated in the Operative Documents and do not extend to licenses, permits and approvals necessary for the development of the Property or the conduct of Lessee's business.

               Our opinions expressed in Paragraphs 4(a) and 8(a) below relate solely to the laws of the State of New York (and, in the case of Paragraph 8(a) insofar as matters of California law are relevant to the opinions relating to perfection expressed therein, the laws of the State of California), and we express no opinion in Paragraphs 4(a) and 8(a) below with respect to the effect or applicability of the laws of any other jurisdiction. Such opinion is limited to laws and regulations normally applicable to transactions of the type contemplated in the Operative Documents and do not extend to licenses, permits and approvals necessary for the conduct of Lessee's business. We have made no investigation of New York law with respect to the creation of any leasehold estate, with respect to the creation, perfection or priority of any real estate lien or security interest in real property, or with respect to the exercise of any remedies relating to any leasehold estate, real estate lien or security interest in real property, nor have we consulted with counsel admitted to practice law in the State of New York regarding such matters, and we express no opinion herein relating to New York law with respect to any such matters.

To Each of the Parties                                        ____________, 2000
Listed on Schedule A                                                      Page 5
Attached Hereto


               Our opinions expressed in Paragraphs 4(b), 6, 7, 8(b), 9 and 10 below relate solely to the laws of the State of California (except for the opinions expressed in Paragraph 11 below which also relate to the federal laws of the United States), and we express no opinion in Paragraphs 4(b), 6, 7, 8(b), 9 and 10 below with respect to the effect or applicability of the laws of any other jurisdiction (except as expressly set forth in this sentence). Such opinions are limited to laws and regulations normally applicable to transactions involving California real property interests as contemplated in the Operative Documents. We invite your attention to the fact that the Operative Documents state that they are governed by the law of the State of New York. We have not, for purposes of our opinions expressed in Paragraphs 4(b), 6, 7, 8(b), 9 and 10 examined the question of, and express no opinion as to, what law would govern the interpretation, characterization or enforcement of the Operative Documents, and our opinions with regard to the Operative Documents in Paragraphs 4(b), 6, 7, 8(b), 9 and 10 respectively, are based on the assumption that the internal law of the State of California would govern the provisions thereof, and in addition, in the case of Paragraphs 6 and 7, upon the assumptions set forth therein, respectively.

               Insofar as our opinion expressed in Paragraph 10 below concerns the law of the State of California limiting the rates of interest legally chargeable or collectible, we have relied upon our understanding that each of the Lender Parties (as defined below) is a subsidiary of a bank holding company or is a bank organized under the laws of the United States or any State thereof and, as a result thereof, is exempt from the restrictions of Section 1 of
Article XV of the Constitution of the State of California relating to rates of interest upon the loan of money. We further assume in this regard that all Advances have been and will be made by each of the Lender Parties for its own account and without intent to circumvent otherwise applicable interest rate limitations under California law and that there is no present express or implied agreement or plan to sell participations or any other interest in the Operative Documents to any Person other than a Person that also qualifies for an exemption from the interest rate limitations of California law.

               In addition and without limiting the previous six paragraphs, we express no opinion herein with respect to the effect of any pension, employee benefit or tax laws, or any zoning or similar land use law, any state or federal antitrust law, state or federal securities laws. Further, we express no opinion as to compliance or noncompliance by Lessor, Agent, Holders or Lenders with any federal, state or other law (i) requiring any of Lessor, Agent, Holders or Lenders to be licensed as a bank, finance company or other type of financial institution, (ii) pertaining to matters regulating the assets held by the Lenders on the basis of portfolio requirements or Lessor's, Agent's, Holders' or Lenders' capitalization, such as loan limits and capital adequacy requirements, and (iii) otherwise applicable to Lessor, Agent, Holders or Lenders and relating to their legal or regulatory status or the nature of their business.

To Each of the Parties                                        ____________, 2000
Listed on Schedule A                                                      Page 6
Attached Hereto


               In rendering this opinion, with your permission and without independent investigation (unless otherwise noted), we are making and relying on the following assumptions:

A. THERE ARE NO DOCUMENTS OR AGREEMENTS THAT WOULD MODIFY OR CONFLICT WITH THE OPERATIVE DOCUMENTS, BETWEEN OR AMONG ANY OF THE PARTIES THERETO AND/OR ANY OTHER PERSON OR ENTITY ("Person");

B. EACH OF LESSOR, AGENT, EACH HOLDER AND EACH LENDER IS DULY ORGANIZED, VALIDLY EXISTING AND IN GOOD STANDING UNDER THE LAWS OF ITS RESPECTIVE JURISDICTION OF FORMATION AND ANY OTHER RELEVANT JURISDICTION, AND HAS ALL REQUISITE POWER AND AUTHORITY TO CARRY ON ITS BUSINESS AS NOW CONDUCTED, TO ENTER INTO THE OPERATIVE DOCUMENTS TO WHICH IT IS A PARTY AND TO CARRY OUT THE TERMS AND TO EXERCISE THE REMEDIES OF THE OPERATIVE DOCUMENTS TO WHICH IT IS A PARTY;

C. ALL OF THE OPERATIVE DOCUMENTS TO WHICH THEY ARE PARTIES, RESPECTIVELY, HAVE BEEN DULY AUTHORIZED, EXECUTED AND DELIVERED BY LESSOR, AGENT, EACH HOLDER AND EACH LENDER, AND ALL THE OPERATIVE DOCUMENTS TO WHICH THEY ARE PARTIES, RESPECTIVELY, ARE LEGAL, VALID, BINDING AND ENFORCEABLE AS TO LESSOR (EXCEPT FOR PURPOSES OF OUR OPINIONS IN PARAGRAPHS 4 AND 8 BELOW AS SET FORTH IN SUCH OPINIONS), AGENT, EACH HOLDER AND EACH LENDER; AND

D. LESSOR, AGENT, EACH HOLDER AND EACH LENDER HAS FILED ANY REQUIRED CALIFORNIA AND NEW YORK STATE FRANCHISE, INCOME OR SIMILAR TAX RETURNS AND HAS PAID ANY REQUIRED CALIFORNIA AND NEW YORK STATE FRANCHISE, INCOME OR SIMILAR TAXES.

        Based upon the foregoing and our reliance thereon and having regard for legal considerations which we deem relevant, we are of the opinion that:

               1. Lessee is a duly incorporated and validly existing corporation in good standing under the laws of the State of Delaware, is in good standing as a foreign corporation in the State of California and has the corporate power and authority to enter into and perform its obligations under the Operative Documents to which it is or is to be a party and each other agreement, instrument and document to be executed and delivered by it in connection with the transactions contemplated by the Operative Documents.

               2. Lessee has taken all necessary corporate action to authorize the execution, delivery and performance of the Operative Documents to which it is a party and has duly executed and delivered each Operative Document to which it is a party.

               3. The execution and delivery by Lessee of the Operative Documents to which it is a party and compliance by Lessee with the material provisions thereto, do not and will not (i) violate or conflict with the Lessee Certificate of Incorporation or the Lessee Bylaws, (ii) to our current actual knowledge, conflict with, or require any consents, authorizations, registrations, declarations or filings (except as may relate to the perfection of liens or security interests) by Lessee under, the laws of any state having applicability to Lessee, as presently in

To Each of the Parties                                        ____________, 2000
Listed on Schedule A                                                      Page 7
Attached Hereto


effect and interpreted, or any order of any Governmental Authority applicable to or binding on Lessee, (iii) conflict with, or require any consents, authorizations, registrations, declarations or filings (except as may relate to the perfection of liens or security interests) by Lessee, or any stockholders, or any trustee or holder of indebtedness, of the Lessee (except for such approvals and consents which have been already obtained), under the laws of the State of California or, to our current actual knowledge, the State of New York having applicability to Lessee, in each case as presently in effect and interpreted, (iv) to our current actual knowledge, conflict with or constitute a violation of any court orders, writs, judgments or decrees of any court, or any arbitrator or governmental agency or authority, (v) constitute a material breach of any Material Agreement (as defined in the Certificate of Lessee) to which Lessee is a party or by which Lessee is bound or, to our current actual knowledge, any other agreement or instrument to which Lessee is a party or by which Lessee or any of its properties may be bound or affected, or (vi) result in the creation of any Lien (other than Permitted Liens and Lessor Liens) upon the Property under the express terms of the Lessee Certificate of Incorporation, the Lessee Bylaws or, to our current actual knowledge, any other agreement or instrument to which Lessee is a party or by which any of its properties may be bound or affected.

               4.     (a)    Under the laws of the State of New York, the
Operative Documents (other than the Lease) to which Lessee and/or Lessor is a party constitute the legal, valid and binding obligation of Lessee, enforceable against Lessee and Lessor in accordance with their terms.

                      (b) Under the laws of the State of California, the Operative Documents (other than the Lease) to which Lessee and/or Lessor is a party constitute the legal, valid and binding obligation of Lessee, enforceable against Lessee and Lessor in accordance with their terms.

               5. We have no current actual knowledge of any pending or threatened actions, suits, litigation or other proceedings against Lessee or the Property before any court, arbitrator or Governmental Authority that question or challenge the legality, validity or enforceability of the Operative Documents or the Transaction, that concern the Property or the Lessee's interest therein or which, if determined adversely to Lessee, would be likely to have a Material Adverse Effect (as defined in the Certificate of Lessee) on Lessee.

               6. Assuming that the Transaction, insofar as the Lease is concerned, is recharacterized by a court of competent jurisdiction as a loan from Lessor to Lessee, (i) the Lease constitutes a legally valid and binding obligation of Lessee, enforceable against Lessee in accordance with its terms, and (ii) Lessee's obligations to make the payments characterized as "Basic Rent" and "Supplemental Rent" under the Lease will entitle Lessor to pursue its rights and remedies under the Loan Documents against the Collateral covered thereby upon a material

To Each of the Parties                                        ____________, 2000
Listed on Schedule A                                                      Page 8
Attached Hereto


               breach of such obligations (provided, however, we express no opinion as to the nature or characterization of such payments as "Basic Rent" or "Supplemental Rent" or otherwise).

               7. Assuming that the Transaction, insofar as the Lease is concerned, is characterized by a court of competent jurisdiction as an operating lease between Lessor and Lessee, (i) the Lease constitutes a legally valid and binding obligation of Lessee, enforceable against Lessee in accordance with its terms, (ii) the Lease and the applicable Lease Supplement are in a form sufficient to demise to Lessee a valid leasehold interest in the Property described in such Lease Supplement and (iii) the Lessee's obligations to make the payments characterized as "Basic Rent" and "Supplemental Rent" under the Lease are enforceable; provided, however, we express no opinion as to the nature or characterization of such payments as "Basic Rent" or "Supplemental Rent" or otherwise; and further provided that we express no opinion as to the enforceability of the Lease remedies obligating Lessee to pay the Termination Value or any other amount in excess of accrued and unpaid "Basic Rent," including, but not limited to, the availability to Lessor of any rights or remedies under the Lease with respect to payments of "Supplemental Rent", where a court of competent jurisdiction has not recharacterized the Transaction, insofar as the Lease is concerned, as a loan from Lessor to Lessee.

               8. (a)(i) Under the laws of the State of New York, the Security Agreement creates in favor of the Agent, for the benefit of the secured parties named therein, a security interest in the Collateral described therein to which Article 9 of the New York Uniform Commercial Code ("NYUCC") is applicable (the "ARTICLE 9 COLLATERAL"). The Security Agreement Financing Statements are in appropriate form for filing with the California Secretary of State. Upon the filing of the Security Agreement Financing Statements with the California Secretary of State, the Agent, as secured party, will have a perfected security interest in that portion of the Article 9 Collateral in which a security interest is perfected by the filing of a financing statement with the California Secretary of State under the NYUCC and Division 9 of the California Uniform Commercial Code (the "CUCC"). Upon proper filing of the Security Agreement Financing Statements pursuant to the filing system established under applicable California law, no other action is necessary under the NYUCC to perfect such security interests in the Article 9 Collateral.

               (ii) Under the laws of the State of New York, the security interests in the Collateral described in the Lease Financing Statements will be perfected upon the proper filing of the Lease Financing Statements covering such Collateral with the California Secretary of State. Upon proper filing of the Lease Financing Statements pursuant to the filing system established under applicable California law, no other action is necessary under the NYUCC to perfect the security interests in the Collateral described in the Lease Financing Statements.

To Each of the Parties                                        ____________, 2000
Listed on Schedule A                                                      Page 9
Attached Hereto


               (b)(i) Under the laws of the State of California, the Security Agreement creates in favor of the Agent, for the benefit of the secured parties named therein, a security interest in the Article 9 Collateral. The Security Agreement Financing Statements are in appropriate form for filing with the California Secretary of State. Upon the filing of the Security Agreement Financing Statements with the California Secretary of State, the Agent, as secured party, will have a perfected security interest in that portion of the
Article 9 Collateral in which a security interest is perfected by the filing of a financing statement with the California Secretary of State under Division 9 of the CUCC. Upon proper filing of the Security Agreement Financing Statements pursuant to the filing system established under applicable California law, no other action is necessary under the CUCC to perfect such security interests in the Article 9 Collateral.

               (ii) Under the laws of the State of California, the security interests in the Collateral described in the Lease Financing Statements will be perfected upon the proper filing of the Lease Financing Statements covering such Collateral with the California Secretary of State. Upon proper filing of the Lease Financing Statements pursuant to the filing system established under applicable California law, no other action is necessary under the CUCC to perfect the security interests in the Collateral described in the Lease Financing Statements.

               9. No Governmental Action by, and no notice to or filing with, any Governmental Authority is required for the acquisition of the Property by Lessee or, to our current actual knowledge, Lessor.

               10. The Transaction and, particularly, Lessee's obligations to make payments of "Basic Rent" and "Supplemental Rent" will not violate the usury laws of the State of California.

               The opinions expressed herein with respect to the laws of the State of New York are subject to and limited by the following qualifications, assumptions, limitations and exceptions:

(a) THE ENFORCEABILITY OF LESSEE'S AND LESSOR'S OBLIGATIONS UNDER THE OPERATIVE DOCUMENTS MAY BE SUBJECT TO OR LIMITED BY (i) BANKRUPTCY, INSOLVENCY, REORGANIZATION, ARRANGEMENT, MORATORIUM, FRAUDULENT TRANSFER AND OTHER SIMILAR LAWS AFFECTING THE RIGHTS OF CREDITORS GENERALLY; AND (ii) GENERAL EQUITABLE PRINCIPLES (WHETHER RELIEF IS SOUGHT IN A PROCEEDING AT LAW OR IN EQUITY), INCLUDING, WITHOUT LIMITATION, CONCEPTS OF MATERIALITY, REASONABLENESS, GOOD FAITH, AND FAIR DEALING.

(b) WE EXPRESS NO OPINION AS TO PROVISIONS OF THE OPERATIVE DOCUMENTS PURPORTING TO ESTABLISH AN EVIDENTIARY STANDARD OR TO AUTHORIZE CONCLUSIVE DETERMINATIONS BY THE AGENT, LENDERS, HOLDERS OR LESSOR (COLLECTIVELY, "Lender Parties") OR ANY OTHER PERSON OR ALLOWING THE LENDER PARTIES OR ANY OTHER PERSON TO MAKE DETERMINATIONS IN ITS SOLE DISCRETION.

To Each of the Parties                                        ____________, 2000
Listed on Schedule A                                                     Page 10
Attached Hereto


(c)     WE ALSO EXPRESS NO OPINION AS TO:

(i) THE ENFORCEABILITY OF PROVISIONS OF THE OPERATIVE DOCUMENTS PURSUANT TO WHICH LESSEE OR LESSOR AGREES TO MAKE PAYMENTS WITHOUT SET-OFF, DEFENSE OR COUNTERCLAIM;

(ii) THE ENFORCEABILITY OF PROVISIONS RELATING TO INDEMNIFICATION, CONTRIBUTION OR EXCULPATION, TO THE EXTENT ANY SUCH PROVISION IS CONTRARY TO PUBLIC POLICY OR PROHIBITED BY LAW (INCLUDING, WITHOUT LIMITATION, FEDERAL AND STATE SECURITIES LAWS);

(iii) ANY PROVISION PROVIDING FOR THE EXCLUSIVE JURISDICTION OF A PARTICULAR COURT OR PURPORTING TO WAIVE RIGHTS TO TRIAL BY JURY, SERVICE OF PROCESS OR OBJECTIONS TO THE LAYING OF VENUE OR TO FORUM ON THE BASIS OF FORUM NON CONVENIENS, IN CONNECTION WITH ANY LITIGATION ARISING OUT OF OR PERTAINING TO THE OPERATIVE DOCUMENTS;

(iv) PROVISIONS CONTAINED IN THE OPERATIVE DOCUMENTS PURPORTING TO WAIVE EITHER ILLEGALITY AS A DEFENSE TO THE PERFORMANCE OF CONTRACT OBLIGATIONS OR ANY OTHER DEFENSE TO SUCH PERFORMANCE WHICH CANNOT, AS A MATTER OF LAW, BE EFFECTIVELY WAIVED;

(v) ANY PROVISION OF THE OPERATIVE DOCUMENTS INSOFAR AS IT PROVIDES THAT ANY PERSON PURCHASING A PARTICIPATION FROM ANY LENDER PARTY OR OTHER PERSON MAY EXERCISE SET-OFF OR SIMILAR RIGHTS WITH RESPECT TO SUCH PARTICIPATION OR THAT ANY LENDER PARTY OR OTHER PERSON MAY EXERCISE SET-OFF OR SIMILAR RIGHTS OTHER THAN IN ACCORDANCE WITH APPLICABLE LAW;

(vi) ANY PROVISION OF THE OPERATIVE DOCUMENTS PERMITTING MODIFICATION THEREOF ONLY BY MEANS OF AN AGREEMENT IN WRITING SIGNED BY THE PARTIES THERETO;

(vii) ANY PROVISION OF THE OPERATIVE DOCUMENTS REQUIRING PAYMENT OF ATTORNEYS' FEES, EXCEPT TO THE EXTENT A COURT DETERMINES SUCH FEES TO BE REASONABLE;

(viii) THE EFFECT OF THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK WHICH LIMITS THE RATES OF INTEREST LEGALLY CHARGEABLE OR COLLECTIBLE;

 (ix) ANY PROVISIONS PURPORTING TO EXCLUDE CONFLICT OF LAW
PRINCIPLES UNDER NEW YORK LAW OR OTHERWISE SELECT THE LAWS OF NEW YORK TO GOVERN ANY OF THE OPERATIVE DOCUMENTS OR ANY SECURITY INTEREST;

(x)     ANY PROVISION PURPORTING TO WAIVE ANY RIGHT TO CLAIM PUNITIVE DAMAGES;

(xi)    ANY PROVISION PROVIDING FOR ARBITRATION OF DISPUTES; AND

(xii) ANY COLLATERAL WHICH IS AN ACCESSION TO, OR COMMINGLED OR PROCESSED WITH, OTHER GOODS TO THE EXTENT THAT THE SECURITY INTEREST OF THE LENDER PARTIES IS LIMITED BY SECTION 9-314 OR 9-315 OF THE NYUCC OR SECTION 9314 OR 9315 OF THE CUCC.

(d) THE ENFORCEABILITY OF ANY PROVISIONS OF THE OPERATIVE DOCUMENTS WHICH ARE DEEMED TO CONSTITUTE A SUBORDINATION OF THE RIGHTS OF LESSEE OR LESSOR MAY BE LIMITED BY EXONERATION AND OTHER DEFENSES SIMILAR TO THOSE THAT MAY BE ASSERTED BY ANY GUARANTOR.

(e) THE ENFORCEABILITY OF CERTAIN REMEDIAL AND OTHER PROVISIONS OF THE SECURITY DOCUMENTS, INCLUDING, WITHOUT LIMITATION, CERTAIN OF THE WAIVERS THEREIN, MAY BE LIMITED BY APPLICABLE STATE AND FEDERAL LAWS (INCLUDING JUDICIAL DECISIONS), BUT SUCH LAWS DO NOT, IN OUR OPINION (SUBJECT TO THE LIMITATIONS, QUALIFICATIONS AND ASSUMPTIONS EXPRESSED HEREIN), RENDER ANY SECURITY DOCUMENT, TAKEN AS A WHOLE, INVALID OR UNENFORCEABLE, AND EACH OF THE

To Each of the Parties                                        ____________, 2000
Listed on Schedule A                                                     Page 11
Attached Hereto


SECURITY DOCUMENTS, TAKEN AS A WHOLE, CONTAINS ADEQUATE PROVISIONS FOR THE PRACTICAL REALIZATION BY THE LENDER PARTIES OF THE MATERIAL RIGHTS AND BENEFITS AFFORDED THEREBY.

(f) THE EFFECTIVENESS OF ANY FINANCING STATEMENT WILL LAPSE FIVE YEARS FROM THE DATE THE SAME IS FILED UNLESS A CONTINUATION STATEMENT IS FILED WITHIN SIX MONTHS PRIOR TO THE EXPIRATION OF THAT FIVE YEAR PERIOD.

(g) UNDER THE NYUCC AND CUCC EVENTS OCCURRING SUBSEQUENT TO THE DATE HEREOF MAY AFFECT ANY SECURITY INTEREST SUBJECT TO THE NYUCC AND CUCC. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, TO THE EXTENT PROVIDED BY ARTICLE 9 OF THE NYUCC AND DIVISION 9 OF THE CUCC, ADDITIONAL FILINGS WITH RESPECT TO THE COLLATERAL MAY BE NECESSARY TO CONTINUE PERFECTION OF ALL OR CERTAIN OF THE COLLATERAL IF (i) LESSEE OR LESSOR CHANGES ITS NAME (OR ANY OF THE FINANCING STATEMENTS OTHERWISE BECOMES SERIOUSLY MISLEADING), (ii) ANY ITEM OF COLLATERAL LOCATED IN CALIFORNIA IS REMOVED FROM THAT STATE OR (iii) LESSEE OR LESSOR CHANGES THE JURISDICTION IN WHICH ITS CHIEF EXECUTIVE OFFICE IS LOCATED TO A JURISDICTION OTHER THAN CALIFORNIA.

(h) TO THE EXTENT THAT ANY OF THE COLLATERAL CONSISTS OF OR CONSTITUTES "PROCEEDS" (AS SUCH TERM IS DEFINED IN SECTION 9-306 OF THE NYUCC), THE SECURITY INTEREST THEREIN IS LIMITED AND CONDITIONED AS SET FORTH IN SUCH SECTION.

(i) THE OPINIONS EXPRESSED HEREIN WITH RESPECT TO THE CREATION, ATTACHMENT OR PERFECTION OF ANY SECURITY INTEREST: (i) ARE LIMITED TO THE OPINIONS EXPRESSED IN PARAGRAPHS 8(a)(i) AND (ii) ABOVE AND TO THE COLLATERAL SPECIFICALLY DESCRIBED IN THE SECURITY AGREEMENT WHICH IS GOVERNED BY RELEVANT PROVISIONS AS CURRENTLY IN EFFECT OF ARTICLE 9 OF THE NYUCC (FOR PURPOSES OF THIS PARAGRAPH ONLY, THE "Covered Collateral"); (ii) DO NOT APPLY TO COLLATERAL REQUIRING PERFECTION PROCEDURES OTHER THAN THE FILING OF A FINANCING STATEMENT IN THE OFFICE OF THE CALIFORNIA SECRETARY OF STATE; AND (iii) BY REASON OF THE OPERATION OF SECTION 9-103 OF THE NYUCC, ARE LIMITED AS TO OUR PERFECTION OPINIONS IN PARAGRAPHS 8(a)(i) AND (ii) (INSOFAR AS SUCH OPINION GOVERNS GOODS AND SUCH OTHER ITEMS OF THE COVERED COLLATERAL DESCRIBED IN SECTION 9-103(1)(a) OF THE NYUCC) TO GOODS AND SUCH OTHER ITEMS LOCATED IN THE STATE OF CALIFORNIA. WE EXPRESS NO OPINION WITH RESPECT TO THE PRIORITY OF ANY SECURITY INTEREST. WE HAVE ASSUMED FOR PURPOSES OF THE OPINIONS IN PARAGRAPHS 8(a)(i) AND (ii) ABOVE THAT THE LESSEE AND LESSOR ARE LOCATED IN CALIFORNIA FOR PURPOSES OF SECTION 9-103(3)(b) AND SECTION 9-103(6)(f) OF THE NYUCC. WE HAVE ALSO ASSUMED FOR PURPOSES OF SUCH OPINIONS THAT LESSEE AND LESSOR HAVE RIGHTS IN THE COVERED COLLATERAL WITHIN THE MEANING OF THE NYUCC AND THE CUCC, THAT ALL REQUIRED CONSENTS OF THIRD PARTIES TO THE GRANT OF SECURITY INTERESTS IN THE COVERED COLLATERAL HAVE BEEN OBTAINED AND THAT THE LENDER PARTIES (EXCEPT FOR LESSOR WITH RESPECT TO THE ATTACHMENT AND/OR AND PERFECTION OF LESSOR'S SECURITY INTERESTS) HAVE GIVEN "VALUE" WITHIN THE MEANING OF THE NYUCC AND THE CUCC. WE HAVE ASSUMED FOR THE PURPOSES OF OUR OPINIONS IN PARAGRAPH 8(a)(ii) THAT THE SECURITY INTERESTS (TO WHICH THE LEASE FINANCING STATEMENTS PERTAIN) IN THE COLLATERAL DESCRIBED IN THE LEASE FINANCING STATEMENTS IN FAVOR OF THE LESSOR HAVE ATTACHED FOR PURPOSES OF THE NYUCC AND THE CUCC.

To Each of the Parties                                        ____________, 2000
Listed on Schedule A                                                     Page 12
Attached Hereto


(j) WE ALSO EXPRESS NO OPINION AS TO THE TITLE OF LESSEE OR LESSOR TO ANY COLLATERAL OR THE CLASSIFICATION OF THE COLLATERAL.

(k) WE EXPRESS NO OPINION (i) WITH RESPECT TO ANY COLLATERAL OF A TYPE DESCRIBED IN SECTION 9-401(1)(a) OR (b) OF THE NYUCC OR SECTION 9401(1)(a) OR
(b) OF THE CUCC OR REPRESENTED BY ANY CERTIFICATE OF TITLE AND (ii) AS TO THE ACCURACY OR COMPLETENESS OF ANY DESCRIPTION OF THE COLLATERAL (INCLUDING THE SCOPE OF THE TERM "GENERAL INTANGIBLES") OR THE CHARACTERIZATION OF ANY COLLATERAL AS REAL PROPERTY, PERSONAL PROPERTY, EQUIPMENT OR FIXTURES.

               The opinions expressed herein with respect to the laws of the State of California are subject to and limited by the following qualifications, assumptions, limitations and exceptions:

(a) OUR OPINIONS ARE SUBJECT TO THE EFFECT OF THE LIMITATIONS IMPOSED BY THE CUCC RELATING TO OR AFFECTING THE RIGHTS AND REMEDIES AVAILABLE TO SECURED CREDITORS.

(l) OUR OPINIONS ARE SUBJECT TO THE EFFECT OF JUDICIAL DECISIONS WHICH MAY PERMIT THE INTRODUCTION OF EXTRINSIC EVIDENCE TO INTERPRET THE TERMS OF WRITTEN CONTRACTS.

(m) THE LEGALITY, VALIDITY, BINDING NATURE AND ENFORCEABILITY OF OBLIGATIONS OF LESSEE OR LESSOR UNDER THE OPERATIVE DOCUMENTS MAY BE SUBJECT TO OR LIMITED BY (1) BANKRUPTCY, INSOLVENCY, REORGANIZATION, ARRANGEMENT, MORATORIUM, FRAUDULENT TRANSFER AND OTHER SIMILAR LAWS AFFECTING THE RIGHTS OF LANDLORDS AND OF CREDITORS; (2) GENERAL PRINCIPLES OF EQUITY (WHETHER RELIEF IS SOUGHT IN A PROCEEDING AT LAW OR IN EQUITY), INCLUDING, WITHOUT LIMITATION, CONCEPTS OF MATERIALITY, REASONABLENESS, GOOD FAITH AND FAIR DEALING AND THE DISCRETION OF ANY COURT OF COMPETENT JURISDICTION IN AWARDING SPECIFIC PERFORMANCE OR INJUNCTIVE RELIEF AND OTHER EQUITABLE REMEDIES; AND (3), WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, IN THE EVENT THAT A COURT APPLIES CALIFORNIA LAW WHEN INTERPRETING ANY OPERATIVE DOCUMENT, THE EFFECT OF CALIFORNIA COURT DECISIONS AND STATUTES WHICH INDICATE THAT PROVISIONS OF ANY OPERATIVE DOCUMENT WHICH PERMIT ANY LENDER PARTY OR ANY OTHER PERSON TO TAKE ACTION OR MAKE DETERMINATIONS MAY BE SUBJECT TO A REQUIREMENT THAT SUCH ACTION BE TAKEN OR SUCH DETERMINATIONS BE MADE ON A REASONABLE BASIS IN GOOD FAITH OR THAT IT BE SHOWN THAT SUCH ACTION IS REASONABLY NECESSARY FOR THE PROTECTION OF SUCH LENDER PARTY OR SUCH OTHER PERSON.

(n) WITH RESPECT TO OUR OPINION ABOVE CONCERNING ENFORCEMENT OF THE ASSIGNMENT OF RENTS SET FORTH IN ANY OF THE OPERATIVE DOCUMENTS, WE NOTE THE LIMITATIONS AND REQUIREMENTS WITH RESPECT TO THE ENFORCEMENT THEREOF SET FORTH IN SECTION 2938 OF THE CALIFORNIA CIVIL CODE ("CC").

(o) WITH RESPECT TO THE OPINIONS SET FORTH ABOVE, WE NOTE THAT IF ANY OF THE OBLIGATIONS OF LESSEE UNDER THE LEASE OR ANY OPERATIVE DOCUMENT RELATING THERETO ARE DETERMINED BY A COURT APPLYING CALIFORNIA LAW TO BE OBLIGATIONS THAT ARE SECURED BY A DEED OF TRUST OR

To Each of the Parties                                        ____________, 2000
Listed on Schedule A                                                     Page 13
Attached Hereto


MORTGAGE ON THE REAL PROPERTY COVERED THEREBY OF WHICH IS LOCATED IN THE STATE OF CALIFORNIA, SUCH OBLIGATIONS MAY BE AFFECTED BY THE CALIFORNIA
ANTIDEFICIENCY, ONE-ACTION AND RELATED LAWS, AND LAWS RELATING TO DEFAULT CURE RIGHTS, INCLUDING, WITHOUT LIMITATION, THE FOLLOWING:

(i) SECTION 726 OF THE CALIFORNIA CODE OF CIVIL PROCEDURE ("CCP") PROVIDES THAT ANY ACTION TO RECOVER ON A DEBT OR OTHER RIGHT SECURED BY A MORTGAGE OR A DEED OF TRUST ON REAL PROPERTY MUST COMPLY WITH THE REQUIREMENTS OF THAT SECTION, WHICH REQUIREMENTS RELATE TO AND SPECIFY THE PROCEDURES FOR THE SALE OF ENCUMBERED PROPERTY, THE APPLICATION OF PROCEEDS, THE RENDITION IN CERTAIN CASES OF A DEFICIENCY JUDGMENT AND OTHER RELATED MATTERS. IN SUCH AN ACTION OR PROCEEDING, THE DEBTOR MAY REQUIRE THE CREDITOR TO EXHAUST ALL OF ITS SECURITY BEFORE A PERSONAL JUDGMENT MAY BE OBTAINED AGAINST THE DEBTOR FOR A DEFICIENCY, AND FAILURE TO COMPLY WITH THE PROVISIONS OF SECTION 726 (INCLUDING AN ATTEMPT TO EXERCISE A RIGHT TO SET OFF WITH RESPECT TO ANY FUNDS OF THE DEBTOR THAT MAY BE DEPOSITED WITH THE CREDITOR FROM TIME TO TIME) MAY RESULT IN THE CREDITOR'S LOSS OF ITS LIEN ON REAL PROPERTY COLLATERAL;

(ii) SECTION 580B OF THE CCP PROVIDES THAT NO DEFICIENCY JUDGMENT SHALL BE RENDERED UPON A PURCHASE MONEY OBLIGATION IN FAVOR OF THE VENDOR ARISING FROM THE SALE OF REAL PROPERTY WHERE SUCH PURCHASE MONEY OBLIGATION IS SECURED BY A LIEN ON THE REAL PROPERTY PURCHASED FROM THE VENDOR OR IN FAVOR OF A LENDER WHERE THE PROCEEDS OF THE LOAN ARE USED TO PURCHASE A ONE-TO-FOUR FAMILY DWELLING OCCUPIED ENTIRELY OR IN PART BY THE BORROWER AND WHERE SUCH LOAN IS SECURED BY A LIEN ON SUCH DWELLING;

(iii) SECTIONS 580A AND 580D OF THE CCP, RESPECTIVELY, WHICH (i) LIMIT ANY DEFICIENCY AFTER JUDICIAL FORECLOSURE TO THE EXCESS OF THE DEBT OVER THE FAIR MARKET VALUE OF THE FORECLOSED PROPERTY AT THE TIME OF SALE, AND (ii) PREVENT A DEFICIENCY JUDGMENT AFTER A NONJUDICIAL OR TRUSTEE'S FORECLOSURE SALE PURSUANT TO A POWER OF SALE;

(iv) SECTION 2924C OF THE CC PROVIDES FOR CERTAIN DEFAULT CURE RIGHTS FOLLOWING ACCELERATION OF THE MATURITY OF AN OBLIGATION SECURED BY A DEED OF TRUST OR MORTGAGE ON REAL PROPERTY, WHICH MAY BE EXERCISED AT ANY TIME WITHIN THE REINSTATEMENT PERIOD DESCRIBED IN SUCH SECTION;

(v) SECTION 726.5 OF THE CCP AUTHORIZES, UNDER CERTAIN CIRCUMSTANCES, A REAL ESTATE-SECURED COMMERCIAL LENDER TO WAIVE ITS LIEN AGAINST A PARCEL OF "ENVIRONMENTALLY IMPAIRED" SECURITY (AS THEREIN DEFINED) AND SUE THE BORROWER WITHOUT FORECLOSING ON THE REAL PROPERTY COLLATERAL FOR THE LOAN;

(vi) SECTION 9501 OF THE CUCC PRESCRIBES THE RIGHTS AND REMEDIES OF SECURED CREDITORS WITH BOTH REAL AND PERSONAL PROPERTY SECURITY;

(vii) CCP SECTIONS 729.010 THROUGH 729.090 PROVIDE FOR CERTAIN REDEMPTION AND OTHER RIGHTS FOLLOWING ANY JUDICIAL FORECLOSURE SALE;

(viii) SECTION 736 OF THE CCP PERMITS A LENDER, UNDER CERTAIN CIRCUMSTANCES, TO SUE FOR BREACH OF CONTRACT RELATING TO ANY "ENVIRONMENTAL PROVISIONS" (AS THEREIN DEFINED) CONCERNING REAL

To Each of the Parties                                        ____________, 2000
Listed on Schedule A                                                     Page 14
Attached Hereto


PROPERTY SECURITY WITHOUT FORECLOSING ON THE REAL PROPERTY SECURITY OR IN AN ACTION BROUGHT FOLLOWING FORECLOSURE, WHETHER JUDICIAL OR NON-JUDICIAL; AND

(ix) CC SECTIONS 2924, 2924B AND 2924C REQUIRE THAT CERTAIN PROCEDURES BE FOLLOWED BY THE HOLDER OF A DEED OF TRUST OR MORTGAGE WITH POWER OF SALE BEFORE EXERCISING ANY POWER OF SALE THEREUNDER.

(p) THE ENFORCEABILITY OF ANY "ENVIRONMENTAL PROVISION" OF THE OPERATIVE DOCUMENTS IS ALSO LIMITED BY, AND ALSO SUBJECT TO COMPLIANCE BY THE BENEFICIARIES THEREUNDER WITH, STATUTORY OR OTHER LEGAL REQUIREMENTS, INCLUDING, WITHOUT LIMITATION, CCP SECTIONS 564, 726.5 AND 736 AND CC SECTION 2929.5. AS USED ABOVE, THE TERM "ENVIRONMENTAL PROVISION" HAS THE MEANING SET FORTH IN CCP
SECTION 736(f)(2).

(q) THE EFFECTIVENESS OF THE FINANCING STATEMENTS WILL LAPSE FIVE YEARS FROM THE DATE THE SAME IS FILED UNLESS A CONTINUATION STATEMENT IS FILED WITHIN SIX MONTHS PRIOR TO THE EXPIRATION OF THAT FIVE YEAR PERIOD.

(r) TO THE EXTENT PROVIDED BY DIVISION 9 OF THE CUCC, ADDITIONAL FILINGS WITH RESPECT TO THE COLLATERAL MAY ALSO BE NECESSARY TO CONTINUE PERFECTION OF THE SECURITY INTEREST IN ALL OR CERTAIN OF THE COLLATERAL IF LESSEE OR LESSOR CHANGES ITS NAME (OR ANY FINANCING STATEMENT OTHERWISE BECOMES SERIOUSLY MISLEADING), IF ANY ITEM OF COLLATERAL THAT IS LOCATED IN CALIFORNIA IS REMOVED FROM THAT STATE OR IF LESSEE OR LESSOR CHANGES THE JURISDICTION IN WHICH ITS CHIEF EXECUTIVE OFFICE IS LOCATED TO A JURISDICTION OTHER THAN CALIFORNIA.

(s) TO THE EXTENT THAT ANY OF THE COLLATERAL CONSISTS OF OR CONSTITUTES "PROCEEDS" (AS SUCH TERM IS DEFINED IN SECTION 9306 OF THE CUCC), THE SECURITY INTEREST THEREIN IS LIMITED AND CONDITIONED AS SET FORTH IN SUCH SECTION 9306.

(t) THE OPINIONS EXPRESSED HEREIN WITH RESPECT TO THE CREATION, ATTACHMENT OR PERFECTION OF ANY SECURITY INTEREST: (i) ARE LIMITED TO THE OPINIONS EXPRESSED IN PARAGRAPHS 8(b)(i) AND (ii) ABOVE AND TO THE COLLATERAL SPECIFICALLY DESCRIBED IN THE SECURITY AGREEMENT WHICH IS GOVERNED BY RELEVANT PROVISIONS AS CURRENTLY IN EFFECT OF DIVISION 9 OF THE CUCC (FOR PURPOSES OF THIS PARAGRAPH ONLY, THE "Covered Collateral"); (ii) DO NOT APPLY TO COLLATERAL REQUIRING PERFECTION PROCEDURES OTHER THAN THE FILING OF A FINANCING STATEMENT IN THE OFFICE OF THE CALIFORNIA SECRETARY OF STATE; AND (iii) BY REASON OF THE OPERATION OF SECTION 9103 OF THE CUCC, ARE LIMITED AS TO OUR PERFECTION OPINIONS IN PARAGRAPHS 8(a)(i) AND (ii) (INSOFAR AS SUCH OPINION GOVERNS GOODS AND SUCH OTHER ITEMS OF THE COVERED COLLATERAL DESCRIBED IN SECTION 9103(1)(a) OF THE
CUCC) TO GOODS AND SUCH OTHER ITEMS LOCATED IN THE STATE OF CALIFORNIA. WE EXPRESS NO OPINION WITH RESPECT TO THE PRIORITY OF ANY SECURITY INTEREST. WE HAVE ASSUMED FOR PURPOSES OF THE OPINIONS IN PARAGRAPHS 8(b)(i) AND (ii) ABOVE THAT LESSEE AND LESSOR ARE EACH LOCATED IN CALIFORNIA FOR PURPOSES OF SECTION 9103(3)(b) AND SECTION 9103(6)(f) OF THE CUCC. WE HAVE ALSO ASSUMED FOR PURPOSES OF SUCH OPINIONS THAT LESSEE AND LESSOR EACH HAVE RIGHTS IN THE COVERED COLLATERAL WITHIN THE MEANING OF THE CUCC, THAT ALL REQUIRED CONSENTS OF THIRD PARTIES TO THE GRANT OF SECURITY INTERESTS IN THE COVERED COLLATERAL HAVE BEEN OBTAINED AND THAT THE LENDER PARTIES (EXCEPT FOR LESSOR WITH RESPECT TO THE

To Each of the Parties                                        ____________, 2000
Listed on Schedule A                                                     Page 15
Attached Hereto


ATTACHMENT AND/OR AND PERFECTION OF LESSOR'S SECURITY INTERESTS) HAVE GIVEN "VALUE" WITHIN THE MEANING OF THE CUCC. WE HAVE ASSUMED FOR THE PURPOSES OF OUR OPINIONS IN PARAGRAPH 8(b)(ii) THAT THE SECURITY INTERESTS (TO WHICH THE LEASE FINANCING STATEMENTS PERTAIN) IN THE COLLATERAL DESCRIBED IN THE LEASE FINANCING STATEMENTS IN FAVOR OF THE LESSOR HAVE ATTACHED FOR PURPOSES OF THE CUCC.

(u) WE ALSO EXPRESS NO OPINION (i) AS TO THE TITLE OF THE LESSEE OR LESSOR TO ANY COLLATERAL OR (ii) AS TO WHETHER THE LEASE CONSTITUTES A SECURITY INTEREST OR CREATES A SECURITY INTEREST WITHIN THE MEANING OF THE CUCC.

(v) WE EXPRESS NO OPINION (i) WITH RESPECT TO ANY COLLATERAL OF A TYPE DESCRIBED IN SECTION 9401(1)(a) OR (b) OF THE CUCC OR REPRESENTED BY ANY CERTIFICATE OF TITLE, (ii) AS TO THE ACCURACY OR COMPLETENESS OF ANY DESCRIPTION OF THE PROPERTY OR ANY OTHER PROPERTY OR COLLATERAL (INCLUDING THE SCOPE OF THE TERM "GENERAL INTANGIBLES"), OR THE CHARACTERIZATION OF ANY COLLATERAL AS REAL PROPERTY, PERSONAL PROPERTY, EQUIPMENT OR FIXTURES AND (iii) AS TO ANY COLLATERAL WHICH IS AN ACCESSION TO, OR COMMINGLED OR PROCESSED WITH, OTHER GOODS TO THE EXTENT THAT THE SECURITY INTEREST OF THE LENDER PARTIES IS LIMITED BY SECTION 9314 OR 9315 OF THE CUCC.

(w) THE RIGHTS OF LENDER PARTIES IN RESPECT OF FIXTURES MAY BE LIMITED BY CC SECTIONS 1013, 1013.5 AND 1019 AND CUCC SECTION 9313 WHICH CONCERN FIXTURES AND THEIR REMOVAL EXCEPT TO THE EXTENT THAT APPROPRIATE AGREEMENTS ARE OBTAINED FROM OWNERS AND ENCUMBRANCERS OF, AND OTHERS CLAIMING AN INTEREST IN, THE REAL PROPERTY ON WHICH SUCH FIXTURES ARE LOCATED.

(x) WE EXPRESS NO OPINION AS TO WHETHER ANY DIVISIONS OF REAL PROPERTY OR ANY INTERESTS THEREIN CONTEMPLATED BY THE OPERATIVE DOCUMENTS COMPLY WITH THE SUBDIVISION MAP ACT (AS DEFINED IN SECTION 66410 OF THE CALIFORNIA GOVERNMENT
CODE) OR ANY CITY, COUNTY OR OTHER LOCAL RULES, ORDINANCES OR REGULATIONS PROMULGATED BY AUTHORITY THEREOF OR IN CONNECTION THEREWITH.

(y) WE EXPRESS NO OPINION AS TO THE TITLE OF THE LESSEE OR THE LESSOR TO THE PROPERTY OR ANY IMPROVEMENTS PURSUANT TO THE LEASE.

(z) WE FURTHER ADVISE YOU THAT IF A COURT OF COMPETENT JURISDICTION APPLIES THE LAWS OF THE STATE OF CALIFORNIA TO A LEASE OF REAL PROPERTY LOCATED IN THE STATE OF CALIFORNIA, THE OBLIGATIONS OF LESSEE UNDER THE LEASE MAY ALSO BE AFFECTED UNDER CALIFORNIA LAW BY THE PROVISIONS OF CC SECTIONS 1932 AND 1933 (RELATING, INTER ALIA, TO TERMINATION OF A LEASE UPON CASUALTY TO THE LEASEHOLD ESTATE) OR BY SECTION 1265.130 OF THE CCP (RELATING TO TERMINATION OF A LEASE UPON A TAKING OF THE LEASEHOLD ESTATE FOR PUBLIC USE IN CERTAIN CIRCUMSTANCES).

(aa) WE EXPRESS NO OPINION AS TO THE VALIDITY, BINDING NATURE OR ENFORCEABILITY OF ANY PROVISIONS OF THE OPERATIVE DOCUMENTS THAT:

(i) PURPORT TO WAIVE REGULATORY, CONSTITUTIONAL, STATUTORY OR COMMON LAW RIGHTS, INCLUDING THE RIGHT TO RECEIVE NOTICE OR TO BE ALLOWED TO CURE, REINSTATE OR REDEEM IN THE EVENT OF DEFAULT, OR THAT EXPRESSLY OR BY IMPLICATION WAIVE BROADLY OR VAGUELY STATED RIGHTS,

To Each of the Parties                                        ____________, 2000
Listed on Schedule A                                                     Page 16
Attached Hereto


UNKNOWN FUTURE RIGHTS AND DEFENSES TO OBLIGATIONS, IN EACH CASE TO THE EXTENT SUCH RIGHTS OR DEFENSES ARE NOT WAIVABLE UNDER APPLICABLE LAW;

(ii) PURPORT TO REQUIRE THE LESSEE OR LESSOR TO MAKE PAYMENTS WITHOUT SET-OFF, DEFENSE OR COUNTERCLAIM;

(iii) SPECIFY THE MANNER OF FORECLOSURE OR EXERCISE OF REMEDIES IN RESPECT OF DEPOSIT ACCOUNTS INSOFAR AS THE CUCC DOES NOT ADDRESS THE SAME;

(iv) PURPORT TO REQUIRE THE AWARD OR PAYMENT OF ATTORNEYS' FEES, EXPENSES OR COSTS IN ANY ACTION WHERE ANY PERSON IS NOT THE PREVAILING PARTY, OR THE IMPACT OF CC SECTION 1717 ET SEQ. ON ANY SUCH PROVISIONS;

(v) PROVIDE THAT RIGHTS OR REMEDIES ARE NOT EXCLUSIVE, THAT EVERY RIGHT OR REMEDY IS CUMULATIVE AND MAY BE EXERCISED IN ADDITION TO OR WITH ANY OTHER RIGHT OR REMEDY, THAT THE ELECTION OF SOME PARTICULAR REMEDY OR REMEDIES DOES NOT PRECLUDE RECOURSE TO ONE OR ANOTHER REMEDY OR THAT FAILURE TO EXERCISE OR DELAY IN EXERCISING RIGHTS OR REMEDIES WILL NOT OPERATE AS A WAIVER OF ANY SUCH RIGHT OR REMEDY;

(vi) PROHIBIT WAIVER OF ANY TERMS OR PROVISIONS OF THE OPERATIVE DOCUMENTS OTHER THAN IN WRITING OR PROHIBIT ORAL MODIFICATIONS THEREOF OR MODIFICATION BY COURSE OF DEALING TO THE EXTENT SUCH PROVISIONS ARE INCONSISTENT WITH APPLICABLE LAW;

(vii)   ADDRESS ARBITRATION OF DISPUTES;

(viii)  PURPORT TO WAIVE STATUTES OF LIMITATION;

(ix) AUTHORIZE LESSOR OR ANY OTHER PERSON TO SET OFF AND APPLY ANY DEPOSITS AT ANY TIME HELD, AND ANY OTHER INDEBTEDNESS AT ANY TIME OWING, BY LESSEE OR LESSOR TO OR FOR THE ACCOUNT OF LESSOR;

(x) PURPORT TO LIMIT THE STANDARDS IMPOSED UPON ANY PERSON FOR THE CARE OF THE COLLATERAL IN SUCH PERSON'S POSSESSION;

(xi) PURPORT TO EXCLUDE CONFLICT OF LAW PRINCIPLES UNDER CALIFORNIA LAW OR OTHERWISE SELECT THE LAWS OF NEW YORK TO GOVERN ANY OF THE OPERATIVE DOCUMENTS OR ANY SECURITY INTEREST IN REAL PROPERTY LOCATED IN THE STATE OF CALIFORNIA;

(xii) REQUIRE THE LESSEE OR LESSOR TO PROVIDE HAZARD INSURANCE COVERAGE AGAINST RISKS IN AN AMOUNT EXCEEDING THE REPLACEMENT VALUE OF ANY IMPROVEMENTS TO REAL PROPERTY;

(xiii) IMPOSE REQUIREMENTS RESPECTING IMPOUND ACCOUNTS IN CONFLICT WITH APPLICABLE LAW;

(xiv) PROVIDE FOR THE APPLICATION OF INSURANCE OR CONDEMNATION PROCEEDS TO REDUCE INDEBTEDNESS;

(xv)    PURPORT TO ASSIGN RENTS, ISSUES AND PROFITS ABSOLUTELY AND NOT AS
SECURITY;

(xvi) INDEMNIFY ANY PERSON AGAINST, OR REQUIRE CONTRIBUTIONS TOWARD, THAT PERSON'S LIABILITY FOR ITS OWN WRONGFUL OR NEGLIGENT ACTS OR WHERE SUCH INDEMNIFICATION OR CONTRIBUTION IS CONTRARY TO PUBLIC POLICY OR PROHIBITED BY LAW;

(xvii) PROVIDE FOR PENALTIES, LIQUIDATED DAMAGES, ACCELERATION OF FUTURE AMOUNTS DUE (OTHER THAN PRINCIPAL) WITHOUT APPROPRIATE DISCOUNT TO PRESENT VALUE, LATE CHARGES, PREPAYMENT CHARGES AND INCREASED INTEREST RATES UPON DEFAULT;

To Each of the Parties                                        ____________, 2000
Listed on Schedule A                                                     Page 17
Attached Hereto


(xviii) PROVIDE THAT TIME IS OF THE ESSENCE;

(xix)   PROVIDE FOR THE CONFESSION OF JUDGMENT;

(xx) ATTEMPT TO CHANGE OR WAIVE RULES OF EVIDENCE OR FIX THE METHOD OR QUANTUM OF PROOF TO BE APPLIED IN LITIGATION OR SIMILAR PROCEEDINGS;

(xxi) PROVIDE FOR THE EXCLUSIVE JURISDICTION OF A PARTICULAR COURT OR PURPORT TO WAIVE RIGHTS TO TRIAL BY JURY, SERVICE OF PROCESS OR OBJECTIONS TO THE LAYING OF VENUE OR TO FORUM ON THE BASIS OF FORUM NON CONVENIENS, IN CONNECTION WITH ANY LITIGATION ARISING OUT OF OR PERTAINING TO THE OPERATIVE DOCUMENTS;

(xxii)  APPOINT ANY LENDER PARTY AS LESSEE'S OR LESSOR'S AGENT OR
ATTORNEY-IN-FACT; OR

(xxiii) ANY PROVISION PURPORTING TO WAIVE ANY RIGHT TO CLAIM PUNITIVE DAMAGES.

(bb) THE ENFORCEABILITY OF ANY PROVISIONS OF THE OPERATIVE DOCUMENTS WHICH ARE DEEMED TO CONSTITUTE A SUBORDINATION OF THE RIGHTS OF LESSEE OR LESSOR MAY BE LIMITED BY EXONERATION AND OTHER DEFENSES SIMILAR TO THOSE THAT MAY BE ASSERTED BY ANY GUARANTOR.

(cc) WITH RESPECT TO THE PROVISIONS OF THE OPERATIVE DOCUMENTS RELATING TO THE APPLICATION OF CONDEMNATION PROCEEDS, YOU SHOULD BE AWARE THAT CCP SECTION 1265.225 PROVIDES THAT WHERE THERE IS A PARTIAL TAKING OF PROPERTY ENCUMBERED BY A LIEN, THE LIENHOLDER MAY SHARE IN THE AWARD ONLY TO THE EXTENT DETERMINED BY THE COURT TO BE NECESSARY TO PREVENT IMPAIRMENT OF THE SECURITY, AND THE LIEN SHALL CONTINUE UPON THE PART OF THE PROPERTY NOT TAKEN AS SECURITY FOR THE UNPAID PORTION OF THE INDEBTEDNESS. HOWEVER, THE LIENHOLDER AND THE PROPERTY OWNER MAY AT ANY TIME AFTER COMMENCEMENT OF THE CONDEMNATION PROCEEDING AGREE THAT SOME OR ALL OF THE AWARD SHALL BE APPORTIONED TO THE LIENHOLDER ON THE INDEBTEDNESS.

(dd) NOTWITHSTANDING OUR OPINIONS ABOVE, WE EXPRESS NO OPINION AS TO THE ENFORCEABILITY OF THE POWER OF SALE (AND THE RELATED REMEDIES OF LESSOR CONSISTENT WITH THE CHARACTERIZATION OF THE TRANSACTION AS A LOAN) IN THE LEASE, WHERE A COURT OF COMPETENT JURISDICTION HAS NOT RECHARACTERIZED THE TRANSACTION, INSOFAR AS THE LEASE IS CONCERNED, AS A LOAN FROM LESSOR TO LESSEE.

(ee) WE WISH TO POINT OUT THAT THE LENDERS, AS HOLDERS OF THE TRANCHE A NOTES AND TRANCHE B NOTES, MAY BE REQUIRED TO PROVE THE OUTSTANDING AMOUNT THEREOF. WE FURTHER WISH TO POINT OUT THAT UNDER SECTION 18104 OF THE CALIFORNIA PROBATE CODE, THE HOLDERS MAY BE REQUIRED TO PROVE THEIR INTERESTS AS BENEFICIARIES UNDER THE VS TRUST 2000-1.

               Without qualification of the opinions rendered above, we express no opinion as to (i) whether the Lease or any of the other Operative Documents will be construed to create the legal relationships they purport to create for purposes of determining the rights and obligations of the parties thereto; (ii) whether the legal relationships purported to be created by the Lease or any of the other Operative Documents will be binding and conclusive with respect to the rights of persons who are not parties thereto; or (iii) whether the legal relationships purported to be created

To Each of the Parties                                        ____________, 2000
Listed on Schedule A                                                     Page 18
Attached Hereto


by the Lease or any of the other Operative Documents will be respected for tax, accounting, financial or other regulatory purposes.

               The opinions expressed herein are solely for your benefit and for the benefit of your successors and assigns in connection with the Transaction, and such opinions may not be relied on in any manner or for any purpose by any other Person. In addition, this opinion is rendered as of the date hereof and speaks only to the addresses set forth on Schedule A, and it shall not be deemed to have been updated to any date upon which any such other Person may rely hereon. Further, we do not undertake to advise you or such other Person of matters which occur subsequent to the date hereof and which affect the opinions expressed herein.

                                        Very truly yours,




                                        BROBECK, PHLEGER & HARRISON LLP

                                   SCHEDULE A

BANK OF AMERICA, N.A., as the Agent, a Lender and a Holder

The various banks and other lending institutions parties to the Participation Agreement from time to time, as additional Lenders

The various banks and other lending institutions parties to the Participation Agreement from time to time, as Holders

FIRST SECURITY BANK, NATIONAL ASSOCIATION, individually and as Borrower, Lessor and Owner Trustee

Together with such parties' successors and assigns

                                    EXHIBIT A

                              CERTIFICATE OF LESSEE

               THIS CERTIFICATE OF LESSEE ("Certificate") is made as of ____________, 2000, by VERITAS Operating Corporation, a Delaware corporation ("Lessee"). This Certificate is made for the benefit of Brobeck, Phleger & Harrison LLP ("BPH") in connection with BPH's opinion (the "Opinion") delivered to these parties listed in Schedule A attached to the Opinion. Capitalized terms not defined herein are used herein as defined in the Opinion.

               After due inquiry and investigation, the undersigned hereby represents to and for the benefit of BPH as follows:

               1. I am an officer of Lessee (specifically, the Secretary of Lessee), and I am familiar with the day-to-day operations of Lessee.

               2. Lessee is party to no Material Agreements as of the date hereof (other than the Operative Documents, except as set forth on Schedule 1 hereto. "Material Agreement" means an agreement of Lessee involving borrowed money in an amount (whether or not funded) in excess of $5,000,000, where Lessee is a borrower or guarantor of the amount.

               3. The Lessee Constituent Documents remain in full force and effect and have not been altered or amended in any respect.

               4. The Operative Documents do not and will not conflict with any Material Agreement or other indenture, mortgage, deed of trust, contract, or other material agreement or other instrument to which Lessee is a party or by which Lessee is bound.

               5. Except as set forth on Schedule 2 hereto, the representations and warranties of Lessee contained in the Operative Documents to which it is a party are true and correct on and as of the date hereof as though made on and as of such date.

               6. The Operative Documents do not and will not result in the creation or imposition of any lien on any material asset of Lessee (other than liens permitted under the Operative Documents).

               7. The Operative Documents do not and will not violate or contravene any judgment, decree, injunction or order of any federal, New York or California court or other tribunal, or any arbitrator or governmental agency or authority having jurisdiction over Lessee or the Property of Lessee and by which Lessee is bound.

               8. There are no proceedings pending, threatened or contemplated for the dissolution, merger, consolidation or liquidation of Lessee or for the sale of all or substantially all of the assets of Lessee.

               9. There are no actions, suits or proceedings pending or, to the best of my knowledge, threatened against or affecting the Lessee or the properties of Lessee before any court, board of arbitration, governmental agency or authority which (i) challenge or question the validity or enforceability of the Operative Documents or the rights and remedies of the Lessor with respect to Lessee or the Property under the Operative Documents, or (ii) which, if determined adversely to Lessee, would be reasonably likely to have a Material Adverse Effect (as such term is defined in Appendix A to the Participation Agreement).

               10. All tax returns and payments due and owing with respect to Lessee have been filed with or paid to the proper authorities in the State of California.

               11. The chief executive office of Lessee is located at 1600 Plymouth Street, Mountain View, California.

               12. Lessee neither engages or holds itself out as being engaged primarily, nor proposes to engage primarily, in the business of investing, reinvesting or trading in securities.

               IN WITNESS WHEREOF, the undersigned has executed this Certificate as Secretary of Lessee (and solely in such capacity) as of the day and year first above written.


                                        ________________________________________

                                        Name: __________________________________

                                        Title: _________________________________

                                   SCHEDULE 1

                               Material Agreements


$100,000,000 5 1/4% Convertible Subordinated Notes Due November 1, 2004.

                                   EXHIBIT H-1

           [Outside Counsel Opinion for the Additional Credit Parties] (Pursuant to Section 5.10(c) of the Participation Agreement)

                              ------------, ------

TO THOSE ON THE ATTACHED DISTRIBUTION LIST

        Re: Synthetic Lease Financing Provided in favor of VERITAS Operating Corporation

Dear Sirs:

We have acted as special counsel to _________________, a ______________
corporation (the "Joinder Party") in connection with certain transactions contemplated by the Participation Agreement dated as of March 9, 2000 (the "Participation Agreement"), among VERITAS Operating Corporation, a Delaware corporation (the "Lessee"), the various parties thereto from time to time, as guarantors (the "Guarantors"), First Security Bank, National Association, as the Owner Trustee (the "Owner Trustee"), the various banks and other lending institutions which are parties thereto from time to time, as holders (the "Holders"), the various banks and other lending institutions which are parties thereto from time to time, as lenders (the "Lenders") and Bank of America, N.A., as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (the "Agent"). This opinion is delivered pursuant to Section 5.10(c) of the Participation Agreement. All capitalized terms used herein, and not otherwise defined herein, shall have the meanings assigned thereto in Appendix A to the Participation Agreement.

In connection with the foregoing, we have examined originals, or copies certified to our satisfaction, of the Operative Agreements (including without limitation that certain Joinder Agreement dated as of __________, _____ (the "Joinder Agreement"), between the Joinder Party and the Agent, and such other corporate, partnership or limited liability company documents and records of the Joinder Party, certificates of public officials and representatives of the Joinder Party as to certain factual matters, and such other instruments and documents which we have deemed necessary or advisable to examine for the purpose of this opinion. With respect to such examination, we have assumed (i) the statements of fact made in all such certificates, documents and instruments are true, accurate and complete; (ii) the due authorization, execution and delivery of the Operative Agreements by the parties thereto other than the Joinder Party;
(iii) the genuineness of all signatures (other than the signatures of persons signing on behalf of the Joinder Party), the authenticity and completeness of all documents, certificates, instruments, records and corporate records submitted to us as originals and the conformity to the original


                                     H-1-1
instruments of all documents submitted to us as copies, and the authenticity and completeness of the originals of such copies; (iv) that all parties other than the Joinder Party have all requisite corporate power and authority to execute, deliver and perform the Operative Agreements; and (v) the enforceability of the Operative Agreements against all parties thereto other than the Joinder Party. We have further assumed that the laws of the States of [STATE OF LAWYER'S ADMISSION] and New York are substantively identical.

Based on the foregoing, and having due regard for such legal considerations as we deem relevant, and subject to the limitations and assumptions set forth herein, including without limitation the matters set forth in the last two (2) paragraphs hereof, we are of the opinion that:

        (a) The Joinder Party is a corporation, duly incorporated, validly existing and in good standing under the laws of ___________________ and has the power and authority to conduct its business as presently conducted and to execute, deliver and perform its obligations under the Operative Agreements to which it is a party. The Joinder Party is duly qualified to do business in all jurisdictions in which its failure to so qualify would materially impair its ability to perform its obligations under the Operative Agreements to which it is a party or its financial position or its business as now and now proposed to be conducted.

        (b) The execution, delivery and performance by the Joinder Party of the Operative Agreements to which it is a party have been duly authorized by all necessary corporate action on the part of the Joinder Party and the Operative Agreements to which the Joinder Party is a party have been duly executed and delivered by the Joinder Party.

        (c) The Operative Agreements to which the Joinder Party is a party constitute valid and binding obligations of the Joinder Party enforceable against the Joinder Party in accordance with the terms thereof, subject to bankruptcy, insolvency, liquidation, reorganization, fraudulent conveyance, and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

        (d) The execution and delivery by the Joinder Party of the Operative Agreements to which it is a party and compliance by the Joinder Party with all of the provisions thereof do not and will not (i) contravene the provisions of, or result in any breach of or constitute any default under, or result in the creation of any Lien (other than Permitted Liens and Lessor Liens) upon any of its property under, its Articles of Incorporation and By-Laws or any indenture, mortgage, chattel mortgage, deed of trust, lease, conditional sales contract, bank loan or credit agreement or other agreement or instrument to which the Joinder Party is a party or by which it or any of its property may be bound or affected, or (ii) contravene any Laws or any order of any Governmental Authority applicable to or binding on the Joinder Party.

        (e) No Governmental Action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery or performance by the Joinder Party of any of the Operative Agreements to which it is a party or for the acquisition, ownership, construction and completion of the Properties, except for those which have been obtained.


                                     H-1-2

        (f) Except as set forth on Schedule 1 hereto, there are no actions, suits or proceedings pending or to our knowledge, threatened against the in any court or before any Governmental Authority, that concern the Properties or the Joinder Party's interest therein or that question the validity or enforceability of any Operative Agreement to which the Joinder Party is a party or the overall transaction described in the Operative Agreements to which the Joinder Party is a party.

        (g) Neither the nature of the Properties, nor any relationship between the Joinder Party and any other Person, nor any circumstance in connection with the execution, delivery and performance of the Operative Agreements to which the Joinder Party is a party is such as to require any approval of stockholders of, or approval or consent of any trustee or holders of indebtedness of, the Joinder Party, except for such approvals and consents which have been duly obtained and are in full force and effect.

        (h) Except with respect to (i) perfection and the effect of perfection or nonperfection of the security interest in the Collateral, and (ii) usury law, in any action or proceeding arising out of or related to any of the Operative Agreements in any court of the State of California or in any federal court sitting in the State of California, such court would recognize and give effect to the New York choice of law provisions of the Operative Agreements.

        This opinion is limited to the matters stated herein and no opinion is implied or may be inferred beyond the matters stated herein. This opinion is based on and is limited to the laws of the States of [__________], and the federal laws of the United States of America. Insofar as the foregoing opinion relates to matters of law other than the foregoing, no opinion is hereby given.

This opinion is for the sole benefit of the Joinder Party, the Lessee, the Construction Agent, the Guarantors, the Owner Trustee, the Holders, the Lenders, the Agent and their respective successors and assigns and may not be relied upon by any other person other than such parties and their respective successors and assigns without the express written consent of the undersigned. The opinions expressed herein are as of the date hereof and we make no undertaking to amend or supplement such opinions if facts come to our attention or changes in the current law of the jurisdictions mentioned herein occur which could affect such opinions.


                                        Very truly yours,

                                        [JOINDER PARTY'S OUTSIDE COUNSEL]



                                     H-1-3

                                Distribution List

Bank of America, N.A., as the Agent, a Holder and a Lender

The various banks and other lending institutions which are parties to the Participation Agreement from time to time, as additional Holders

The various banks and other lending institutions which are parties to the Participation Agreement from time to time, as additional Lenders

VERITAS Operating Corporation, as the Construction Agent and the Lessee

The various parties to the Participation Agreement from time to time as Guarantors

First Security Bank, National Association, not individually, but solely as the Owner Trustee under the VS Trust 2000-1

____________________________, as the Joinder Party




                                     H-1-4

                                   Schedule 1

                                  (Litigation)







                                     H-1-5

                                    EXHIBIT I

                          VERITAS OPERATING CORPORATION

                              OFFICER'S CERTIFICATE
            (Pursuant to Section 5.5 of the Participation Agreement)

        VERITAS OPERATING CORPORATION, a Delaware corporation (the "Company") DOES HEREBY CERTIFY as follows:

1.      The address for the subject Property is ________________________________

        ________________________________.

2. The Completion Date for the construction of Improvements at the Property occurred on ______________.

3. Attached hereto as Schedule 1 is the detailed, itemized documentation supporting the asserted Property Cost figures.

4. All representations and warranties of the Company in each Operative Agreement and in each certificate delivered pursuant thereto (including without limitation the Incorporated Representations and Warranties) are true and correct as of the Completion Date.

Capitalized terms used in this Officer's Certificate and not otherwise defined have the respective meanings ascribed thereto in the Participation Agreement dated as of March 9, 2000 among the Company, as the Lessee and as the Construction Agent, the various parties thereto from time to time, as guarantors (the "Guarantors"), First Security Bank, National Association, as the Owner Trustee, the various banks and other lending institutions which are parties thereto from time to time, as holders (the "Holders"), the various banks and other lending institutions which are parties thereto from time to time, as lenders (the "Lenders"), Bank of America, N.A., as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests.

         [The remainder of this page has been intentionally left blank.]

        IN WITNESS WHEREOF, the Company has caused this Officer's Certificate to be duly executed and delivered as of this ____ day of ______________, ______.


                                        VERITAS OPERATING CORPORATION


                                        By: ____________________________________

                                        Name: __________________________________

                                        Title: _________________________________

                                   Schedule I

          (Itemized Documentation in Support of Asserted Property Cost)

                                    EXHIBIT J

                      [Description of Material Litigation]
           (Pursuant to Section 6.2(d) of the Participation Agreement)

    The following are matters in which one or more Credit Parties is currently involved and for which such Credit Party could face liability:

1.      On-Line Backup Systems Ltd.

        On-Line Backup Systems Ltd. ("On-Line"), a former customer of TeleBackup Systems, Inc. ("TeleBackup"), a wholly-owned subsidiary of Lessee, filed a claim against TeleBackup in the Court of Queen's Bench of Alberta, Judicial Centre of Calgary, on November 23, 1999, alleging breach of contract, unjust enrichment, misrepresentation and negligence arising from the purchase by On-Line of certain hardware and software sold by TeleBackup. TeleBackup filed a statement of defense on January 21, 2000 to deny these allegations, to assert certain contractual defenses and to claim that the alleged failure of the software arose directly as a result of On-Line's error in handling the system.

2.      Electronic Systems of Richmond.

        VERITAS Software Corporation is currently in settlement negotiations with Electronic Systems of Richmond ("ESR"). ESR alleges that VERITAS Software Corporation hired certain former employees of ESR in violation of noncompetition agreements that those employees had with ESR.

                                    EXHIBIT K

                           [Form of Joinder Agreement]

          (Pursuant to Section 5.10(a) of the Participation Agreement)

        THIS JOINDER AGREEMENT (as amended, modified, supplemented, restated and/or replaced from time to time, the "Agreement"), dated as of _____________, ______, is by and between ___________________, a ___________ (the "Company"), and Bank of America, N.A., as the Agent for the Lenders and respecting the Security Documents, as the Agent for the Lenders and the Holders, to the extent of their interests (the "Agent"). Capitalized terms not otherwise defined herein shall have the meanings set forth therefor in the Participation Agreement dated as of March 9, 2000 (as amended, modified, supplemented, restated and/or replaced from time to time, the "Participation Agreement") among VERITAS Operating Corporation, as the Construction agent and the Lessee, the various parties thereto from time to time, as the Guarantors, First Security Bank, National Association, as the Owner Trustee under the VS Trust 2000-1, the various banks and other lending institutions which are parties thereto from time to time, as the Lenders, the various banks and other lending institutions which are parties thereto from time to time, as the Holders, and the Agent.

        The Company is either a Domestic Subsidiary or the Parent, and, consequently, the Credit Parties are required by Section 8.3(s) of the Participation Agreement to cause the Company to become a "Guarantor".

        Accordingly, the Company hereby agrees as follows with the Agent, for the benefit of the Financing Parties:

        1. The Company hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Company will be deemed to be a party to the Participation Agreement and a "Guarantor" for all purposes of the Participation Agreement and all other Operative Agreements, and shall have all of the obligations of a Guarantor under the Operative Agreements as if the Company had executed the Participation Agreement. The Company hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Guarantors contained in the Operative Agreements. Without limiting the generality of the foregoing terms of this paragraph 1, the Company hereby (i) jointly and severally together with the other Guarantors, guarantees to each Financing Party, as provided in Sections 6B.1 through 6B.8 of the Participation Agreement, the prompt payment and performance of the Company Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof.

        2. THE COMPANY HEREBY EXPRESSLY ACKNOWLEDGES AND AGREES TO THE PROVISIONS OF SECTION 12.7 OF THE PARTICIPATION AGREEMENT, INCLUDING WITHOUT LIMITATION THOSE PROVISIONS REGARDING GOVERNING LAW, SUBMISSION TO JURISDICTION, WAIVER OF

JURY TRIAL AND VENUE. THIS PROVISION HAS BEEN SPECIFICALLY REVIEWED BY THE COMPANY.

        3. The chief executive office and principal place of business of the Company are located at the location(s) set forth on Schedule 1 attached hereto.

        4. All notices and other communications to be delivered to the Company shall be directed to [___________] at its address set forth in Section
12.2 of the Participation Agreement or such other address as may be specified, in accordance with the terms of the Participation Agreement, by [___________] from time to time.

        5. The Company hereby waives acceptance by the Financing Parties of the guaranty by the Company under Sections 6B.1 through 6B.8 of the Participation Agreement upon the execution of this Agreement by the Company.

        6. This Agreement may be executed in multiple counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

        7. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State oF NEW YORK.

        IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its authorized officers, and the Agent, for the benefit of the Financing Parties, has caused the same to be accepted by its authorized officer, as of the day and year first above written.


                                        [COMPANY]


                                        By: ____________________________________

                                        Name: __________________________________

                                        Title: _________________________________


                                        Acknowledged and accepted:

                                        BANK OF AMERICA, N.A.,
                                        as the Agent


                                        By: ____________________________________

                                        Name: __________________________________

                                        Title: _________________________________

                                   Schedule 1

                           [Chief Executive Office and
                   Principal Place of Business of the Company]

--------------------------------------------------------------------------------

                                   Appendix A

                Rules of Usage, Accounting Terms and Definitions

--------------------------------------------------------------------------------

                                I. Rules of Usage

The following rules of usage shall apply to this Appendix A and the Operative Agreements (and each appendix, schedule, exhibit and annex to the foregoing) unless otherwise required by the context or unless otherwise defined therein:

        (a) Except as otherwise expressly provided, any definitions set forth herein or in any other document shall be equally applicable to the singular and plural forms of the terms defined.

        (b) Except as otherwise expressly provided, references in any document to articles, sections, paragraphs, clauses, annexes, appendices, schedules or exhibits are references to articles, sections, paragraphs, clauses, annexes, appendices, schedules or exhibits in or to such document.

        (c) The headings, subheadings and table of contents used in any document are solely for convenience of reference and shall not constitute a part of any such document nor shall they affect the meaning, construction or effect of any provision thereof.

        (d) References to any Person shall include such Person, its successors, permitted assigns and permitted transferees.

        (e) Except as otherwise expressly provided, reference to any agreement means such agreement as amended, modified, extended, supplemented, restated and/or replaced from time to time in accordance with the applicable provisions thereof.

        (f) Except as otherwise expressly provided, references to any law includes any amendment or modification to such law and any rules or regulations issued thereunder or any law enacted in substitution or replacement therefor.

        (g) When used in any document, words such as "hereunder", "hereto", "hereof" and "herein" and other words of like import shall, unless the context clearly indicates to the contrary, refer to the whole of the applicable document and not to any particular article, section, subsection, paragraph or clause thereof.

        (h) References to "including" means including without limiting the generality of any description preceding such term and for purposes hereof the rule of ejusdem generis shall not be



                                  Appendix A-1
applicable to limit a general statement, followed by or referable to an enumeration of specific matters, to matters similar to those specifically mentioned.

        (i) References herein to "attorney's fees", "legal fees", "costs of counsel" or other such references shall be deemed to include the allocated cost of in-house counsel.

        (j) Each of the parties to the Operative Agreements and their counsel have reviewed and revised, or requested revisions to, the Operative Agreements, and the usual rule of construction that any ambiguities are to be resolved against the drafting party shall be inapplicable in the construction and interpretation of the Operative Agreements and any amendments or exhibits thereto.

        (k) Capitalized terms used in any Operative Agreements which are not defined in this Appendix A but are defined in another Operative Agreement shall have the meaning so ascribed to such term in the applicable Operative Agreement.

                              II. Accounting Terms

        Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall be prepared, in accordance with GAAP applied on a consistent basis. All calculations made for the purposes of determining compliance with this Agreement and the other Operative Agreements shall (except as otherwise expressly provided herein or therein) be made by application of GAAP applied on a basis consistent with the most recent annual or quarterly financial statements delivered pursuant to Section 8.3A(a) (or, prior to the delivery of the first financial statements pursuant to Section 8.3A(a), consistent with the financial statements as at December 31, 1999); provided, however, if (a) the Credit Parties shall reasonably object to determining such compliance on such basis at the time of delivery of such financial statements due to any change in GAAP or the rules promulgated with respect thereto or (b) the Agent or the Majority Secured Parties shall so object in writing within 60 days after delivery of such financial statements, then such calculations shall be made on a basis consistent with the most recent financial statements delivered by the Credit Parties to the Lenders as to which no such objection shall have been made.

Notwithstanding the above, the parties hereto acknowledge and agree that, for purposes of all calculations made under the financial covenants set forth in
Section 8.3A(h) so long as the Lessee shall have provided the Agent with a Pro Forma Compliance Certificate with respect to any Permitted Acquisition, income statement items (whether positive or negative) attributable to the Property acquired in such Permitted Acquisition and any Indebtedness incurred by the applicable Credit Parties in order to consummate such Permitted Acquisition shall be included to the extent relating to any period applicable in such calculations occurring after the date of such Permitted Acquisition (and, notwithstanding the foregoing, during the first four fiscal quarters following the date of such Permitted Acquisition, such Permitted Acquisition and any Indebtedness incurred by the applicable Credit Parties in order to consummate such Permitted



                                  Appendix A-2

Acquisition (A) shall be deemed to have occurred on the first day of the four fiscal quarter period immediately preceding the date of such Permitted Acquisition and (B) if such Indebtedness has a floating or formula rate, then the implied rate of interest for such Indebtedness for the applicable period shall be determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination.

                                III. Definitions

        "ABR" shall mean, for any day, a rate per annum equal to the greater of
(a) the Prime Lending Rate in effect on such day, and (b) the Federal Funds Effective Rate in effect on such day plus one-half of one percent (0.5%). For purposes hereof: "Prime Lending Rate" shall mean the rate which the Agent announces from time to time as its prime lending rate as in effect from time to time. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Any Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate. The Prime Lending Rate shall change automatically and without notice from time to time as and when the prime lending rate of the Agent changes. "Federal Funds Effective Rate" shall mean, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members or the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three
(3) Federal funds brokers of recognized standing selected by it. Any change in the ABR due to a change in the Prime Lending Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Lending Rate or the Federal Funds Effective Rate, respectively.

        "ABR Holder Advance" shall mean a Holder Advance bearing a Holder Yield based on the ABR.

        "ABR Loans" shall mean Loans the rate of interest applicable to which is based upon the ABR.

        "Acceleration" shall have the meaning given to such term in Section 6 of the Credit Agreement.

        "ACCORD Evidence of Insurance" shall mean an ACCORD Evidence of Insurance or other similar evidence of insurance reasonably acceptable to the Agent.

        "Accounts" shall have the meaning given to such term in Section 1 of the Security Agreement.



                                  Appendix A-3

        "Acquisition Advance" shall have the meaning given to such term in
Section 5.3 of the Participation Agreement.

        "Acquisition Loan" shall mean any Loan made in connection with an Acquisition Advance.

        "Advance" shall mean a Construction Advance or an Acquisition Advance.

        "Affiliate" shall mean, with respect to any Person, any Person or group acting in concert in respect of the Person in question that, directly or indirectly, controls or is controlled by or is under common control with such Person.

        "After Tax Basis" shall mean, with respect to any payment to be received, the amount of such payment increased so that, after deduction of the amount of all taxes required to be paid by the recipient calculated at the then maximum marginal rates generally applicable to Persons of the same type as the recipients with respect to the receipt by the recipient of such amounts (less any tax savings realized as a result of the payment of the indemnified amount), such increased payment (as so reduced) is equal to the payment otherwise required to be made.

        "Agent" shall mean Bank of America, N.A., as agent for the Lenders pursuant to the Credit Agreement, or any successor agent appointed in accordance with the terms of the Credit Agreement and respecting the Security Documents, for the Lenders and the Holders, to the extent of their interests.



                                  Appendix A-4

        "Applicable Percentage" shall mean for Eurodollar Loans, Eurodollar Holder Advances and Commitment Fees, the appropriate applicable percentages corresponding to the Pricing Level in effect as of the most recent Calculation Date as shown below:

===============================================================================================
                                                                 Applicable
                                                Applicable     Percentage for      Applicable
                      Ratio of Funded         Percentage for     Eurodollar      Percentage for
   Pricing             Indebtedness             Eurodollar         Holder          Commitment
    Level               To EBITDA                 Loans           Advances            Fee
-----------------------------------------------------------------------------------------------
      I         Funded Indebtedness/              1.00%             2.00%             .25%
                EBITDA = .75

-----------------------------------------------------------------------------------------------
      II        Funded Indebtedness/EBITDA >      1.25%             2.25%             .30%
                .75 but = 1.25

-----------------------------------------------------------------------------------------------
     III        Funded Indebtedness/EBITDA >      1.50%             2.50%            .375%
                1.25 but = 2.00

-----------------------------------------------------------------------------------------------
      IV        Funded Indebtedness/EBITDA >      1.75%             2.75%             .45%
                2.00

===============================================================================================

        The Applicable Percentage for Eurodollar Loans, Eurodollar Holder Advances and the Commitment Fees shall, in each case, be determined and adjusted on the date (the "Calculation Date") by which the compliance certificate is required to be delivered to the Agent in accordance with the provisions of
Section 8.3A(a)(iii) of the Participation Agreement; provided, however, that (i) the Applicable Percentage from the Initial Closing Date shall be based on Pricing Level III (as shown above) and shall remain at Pricing Level III until the next occurring Calculation Date and, thereafter, the Pricing Level shall be determined as shown above, and (ii) if the Lessee fails to provide the annual and quarterly compliance certificates required pursuant to Sections 8.3A(a)(iii) of the Participation Agreement to the Agent on or before such Calculation Date, the Applicable Percentage, in each case, from such Calculation Date shall be based on Pricing Level IV until such time that such compliance certificates are provided whereupon the Pricing Level shall be determined as specified herein. Each Applicable Percentage shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Applicable Percentage shall be applicable to all existing Eurodollar Loans and Eurodollar Holder Advances as well as any new Eurodollar Loans and Eurodollar Holder Advances made or issued.

        "Appraisal" shall mean, with respect to any Property or the Properties, taken as a whole, an appraisal to be delivered in connection with the Participation Agreement or in accordance with the terms of the Lease, in each case prepared by a reputable appraiser reasonably acceptable to the Agent, which in the judgment of counsel to the Agent, complies with all of the provisions


                                  Appendix A-5
of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended, the rules and regulations adopted pursuant thereto, and all other applicable Legal Requirements.

        "Appraisal Procedure" shall have the meaning given such term in Section
22.4 of the Lease.

        "Approved State" shall mean each of the following: Minnesota and any other state within the continental United States proposed by the Lessee and consented to in writing by the Agent.

        "Appurtenant Rights" shall mean (a) all agreements, easements, rights of way or use, rights of ingress or egress, privileges, appurtenances, tenements, hereditaments and other rights and benefits at any time belonging or pertaining to the Land underlying the Improvements or the Improvements, including without limitation the use of any streets, ways, alleys, vaults or strips of land adjoining, abutting, adjacent or contiguous to the Land and (b) all permits, licenses and rights, whether or not of record, appurtenant to such Land or the Improvements.

        "Assignment and Acceptance" shall mean the Assignment and Acceptance in the form attached to the Credit Agreement as Exhibit B.

        "Available Commitment" shall mean, as to any Lender at any time, an amount equal to the excess, if any, of (a) the amount of such Lender's Commitment over (b) the aggregate principal amount of all Loans made by such Lender as of such date after giving effect to Section 5.2(d) of the Participation Agreement (but without giving effect to any other repayments or prepayments of any Loans hereunder).

        "Available Holder Commitments" shall mean an amount equal to the excess, if any, of (a) the aggregate amount of the Holder Commitments over (b) the aggregate amount of the Holder Advances made since the Initial Closing Date after giving effect to Section 5.2(d) of the Participation Agreement (but without giving effect to any other repayments or prepayments of any Holder Advances).

        "Bankruptcy Code" shall mean Title 11 of the U. S. Code entitled "Bankruptcy," as now or hereafter in effect or any successor thereto.

        "Basic Documents" shall mean the following: the Participation Agreement, the Construction Agency Agreement, the Trust Agreement, the Certificates, the Credit Agreement, the Notes, the Lease and the Security Agreement.

        "Basic Rent" shall mean, the sum of (a) the Loan Basic Rent and (b) the Lessor Basic Rent, calculated as of the applicable date on which Basic Rent is due.

        "Basic Term" shall have the meaning specified in Section 2.2 of the Lease.

        "Basic Term Commencement Date" shall have the meaning specified in
Section 2.2 of the Lease.


                                  Appendix A-6

        "Basic Term Expiration Date" shall have the meaning specified in Section
2.2 of the Lease.

        "Benefited Lender" shall have the meaning specified in Section 9.10(a) of the Credit Agreement.

        "Bill of Sale" shall mean a Bill of Sale regarding Equipment in form and substance satisfactory to the Agent.

        "Board" shall mean the Board of Governors of the Federal Reserve System of the United States (or any successor).

        "Borrower" shall mean the Owner Trustee, not in its individual capacity but as Borrower under the Credit Agreement.

        "Borrowing Date" shall mean any Business Day specified in a notice delivered pursuant to Section 2.3 of the Credit Agreement as a date on which the Lessor requests the Lenders to make Loans hereunder.

        "Budgeted Total Property Cost" shall mean, at any date of determination with respect to any Construction Period Property, an amount equal to the aggregate amount which the Construction Agent in good faith expects to be expended in order to achieve Completion with respect to such Property.

        "Business Day" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in North Carolina or any other states from which the Agent, any Lender or any Holder funds or engages in administrative activities with respect to the transactions under the Operative Agreements are authorized or required by law to close; provided, however, that when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

        "Capitalized Lease" shall mean, as applied to any Person, any lease of property (whether real, personal, tangible, intangible or mixed of such Person) by such Person as the lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

        "Capital Expenditures" shall mean all expenditures of the Credit Parties and their Consolidated Subsidiaries which, in accordance with GAAP, would be classified as capital expenditures, including, without limitation, Capitalized Leases.

        "Capital Stock" shall mean any nonredeemable capital stock of any Credit Party or any of its Subsidiaries, whether common or preferred.

        "Cash Equivalents" shall mean (a) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the


                                  Appendix A-7
full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (b) U.S. dollar denominated time and demand deposits and certificates of deposit of (i) any Lender, (ii) any domestic commercial bank having capital and surplus in excess of $500,000,000 or (iii) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "Approved Bank"), in each case with maturities of not more than 270 days from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within six months of the date of acquisition, (d) repurchase agreements with a bank or trust company (including any of the Lenders) or recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America in which the Lessee shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations and (e) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940, as amended, which are administered by reputable financial institutions having capital of at least $500,000,000 and the portfolios of which are limited to Investments of the character described in the foregoing subdivisions (a) through (d).

        "Casualty" shall mean any damage or destruction of all or any portion of the Property as a result of a fire or other casualty.

        "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. Section 9601 et seq., as amended by the Superfund Amendments and Reauthorization Act of 1986.

        "Certificate" shall mean a Certificate in favor of each Holder regarding the Holder Commitment of such Holder issued pursuant to the terms and conditions of the Trust Agreement in favor of each Holder.

        "Change of Control" shall mean the occurrence of any of the following events: (a) prior to the Reorganization, a "person" or a "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act) shall have acquired beneficial ownership, directly or indirectly, of, or shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, control over, 30% or more of the outstanding voting stock of the Lessee, (b) after the Reorganization, (i) the Parent shall fail to own directly 100% of the outstanding Capital Stock of the Lessee, (ii) a "person" or a "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act) (other than SSI) shall have acquired beneficial ownership, directly or indirectly, of, or shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, control over, 30% or more of the outstanding voting stock of the Parent or (iii) SSI shall have acquired beneficial ownership, directly or indirectly, of, or shall have acquired by contract or otherwise, or shall have


                                  Appendix A-8
entered into a contract or arrangement that, upon consummation, will result in its acquisition of, control over, 45% or more of the outstanding voting stock of the Parent or (c) during any period of two consecutive calendar years, individuals who at the beginning of such period constituted either the board or the board of directors of the Lessee or the Parent, as the case may be, together with any new members of such board or board of directors (i) whose elections by such board or board of directors or whose nomination for election by the stockholders of the Lessee or the stockholders of the Parent, as the case may be, was approved by a vote of a majority of the members of such board or board of directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the directors of the Lessee or of the Parent, as the case may be, then in office. Notwithstanding the foregoing in subsection (c), the three new board members appointed to the board of directors of the Parent in connection with the Reorganization shall be an acceptable change to the board of directors of the Parent. As used herein, "beneficial ownership" shall have the meaning provided in Rule 13(d)-3 of the Securities and Exchange Commission under the Securities Act of 1934.

        "Chattel Paper" shall have the meaning given to such term in Section 1 of the Security Agreement.

        "Claims" shall mean any and all obligations, liabilities, losses, actions, suits, penalties, claims, demands, costs and expenses (including without limitation reasonable attorney's fees and expenses) of any nature whatsoever.

        "Closing Date" shall mean the Initial Closing Date and each Property Closing Date.

        "Code" shall mean the Internal Revenue Code of 1986 together with rules and regulations promulgated thereunder, as amended from time to time, or any successor statute thereto.

        "Collateral" shall mean all assets of the Lessor, the Construction Agent and the Lessee, now owned or hereafter acquired, upon which a Lien is purported to be created by one or more of the Security Documents.

        "Commitment" shall mean, as to any Lender, the obligation of such Lender to make the portion of the Loans to the Lessor in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 2.1 of the Credit Agreement, as such amount may be increased or reduced from time to time in accordance with the provisions of the Operative Agreements.

        "Commitment Fee" shall mean, collectively, the Holder Commitment Fee and the Lender Commitment Fee.

        "Commitment Fee Payment Date" shall mean the last Business Day of each March, June, September and December and the last Business Day of the Commitment Period, or such earlier date as the Commitments shall terminate as provided in the Credit Agreement or the Holder Commitment shall terminate as provided in the Trust Agreement.


                                  Appendix A-9

        "Commitment Percentage" shall mean, as to any Lender at any time, the percentage which such Lender's Commitment then constitutes of the aggregate Commitments (or, at any time after the Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender's Loans then outstanding constitutes of the aggregate principal amount of all of the Loans then outstanding), and such Commitment Percentage shall take into account both the Lender's Tranche A Commitment and the Lender's Tranche B Commitment.

        "Commitment Period" shall mean the period from and including the Initial Closing Date to and including the Construction Period Termination Date, or such earlier date as the Commitments shall terminate as provided in the Credit Agreement or the Holder Commitment shall terminate as provided in the Trust Agreement.

        "Company Obligations" shall mean the obligations of VSC, in any and all capacities under and with respect to the Operative Agreements and each Property.

        "Completion" shall mean, with respect to the Properties, such time as the acquisition, installation, testing and final completion of the Improvements has been substantially achieved in accordance with the Plans and Specifications, the Construction Agency Agreement and/or the Lease and in compliance with all Legal Requirements and Insurance Requirements (except if non-compliance, individually or in the aggregate, shall not have and could not reasonably be expected to have a Material Adverse Effect), a certificate of occupancy has been issued by the appropriate governmental entity and the Lessee shall have the obligation under the Lease to pay Rent as of such date. If the Lessor purchases a Property that includes existing Improvements that are to be immediately occupied by the Lessee without any improvements financed pursuant to the Operative Agreements, the date of Completion for such Property shall be the Property Closing Date.

        "Completion Date" shall mean, with respect to the Properties, the earlier of (a) the date on which Completion for the Properties has occurred or
(b) the Construction Period Termination Date.

        "Condemnation" shall mean any taking or sale of the use, access, occupancy, easement rights or title to any Property or any part thereof, wholly or partially (temporarily or permanently), by or on account of any actual or threatened eminent domain proceeding or other taking of action by any Person having the power of eminent domain, including without limitation an action by a Governmental Authority to change the grade of, or widen the streets adjacent to, any Property or alter the pedestrian or vehicular traffic flow to any Property so as to result in a change in access to such Property, or by or on account of an eviction by paramount title or any transfer made in lieu of any such proceeding or action.

        "Consolidated Subsidiary" shall mean, as to any Person, any Subsidiary of such Person which under the rules of GAAP consistently applied should have its financial results consolidated with those of such Person for purposes of financial accounting statements.


                                 Appendix A-10

        "Construction Advance" shall mean an advance of funds to pay Property Costs pursuant to Section 5.4 of the Participation Agreement.

        "Construction Agency Agreement" shall mean the Construction Agency Agreement, dated on or about the Initial Closing Date between the Construction Agent and the Lessor.

        "Construction Agency Agreement Event of Default" shall mean an "Event of Default" as defined in Section 5.1 of the Construction Agency Agreement.

        "Construction Agent" shall mean VERITAS Operating Corporation, a Delaware corporation, as the construction agent under the Construction Agency Agreement.

        "Construction Agent Options" shall have the meaning given to such term in Section 2.1 of the Construction Agency Agreement.

        "Construction Budget" shall mean the cost of acquisition, installation, testing, constructing and developing the Properties as determined by the Construction Agent in its reasonable, good faith judgment.

        "Construction Commencement Date" shall mean, with respect to Improvements, the date on which construction of such Improvements commences pursuant to the Construction Agency Agreement.

        "Construction Contract" shall mean any contract entered into between the Construction Agent or the Lessee with a Contractor for the construction of Improvements or any portion thereof on the Property.

        "Construction Loan" shall mean any Loan made in connection with a Construction Advance.

        "Construction Loan Property Cost" shall mean with respect to the Construction Period Properties at the date of determination, an amount equal to
(a) the aggregate principal amount of Construction Loans made on or prior to such date with respect to the Properties minus (b) the aggregate principal amount of prepayments or repayments of the Loans allocated to reduce the Construction Loan Property Cost of such Properties pursuant to Section 2.6(c) of the Credit Agreement.

        "Construction Period" shall mean, with respect to the Properties, the period commencing on the Construction Commencement Date and ending on the Completion Date.

        "Construction Period Property" means, at any date of determination, the Properties as to which the Rent Commencement Date has not occurred on or prior to such date.

        "Construction Period Termination Date" shall mean, subject to the extension of such date by the Lenders and the Holders, in their sole and absolute discretion, in accordance with the


                                 Appendix A-11
provisions set forth in Sections 2.l and 2.6(c) of the Construction Agency Agreement, (a) the earlier of (i) the date that the Commitments have been terminated in their entirety in accordance with the terms of Section 2.5(a) of the Credit Agreement, or (ii) the date eighteen (18) months after the Initial Closing Date or (b) such later date as may be agreed to by the Majority Secured Parties.

        "Contractor" shall mean each entity with whom the Construction Agent or the Lessee contracts to construct any Improvements or any portion thereof on the Property.

        "Contributed Companies" shall mean NSMG, Seagate Software Limited, a corporation formed under the laws of the United Kingdom, Seagate Software GmbH, a corporation formed under the laws of Germany, Seagate Software International Holdings Ltd., a limited liability company organized under the laws of the Cayman Islands and Seagate Software Storage Management Group, Inc., a Delaware corporation.

        "Controlled Group" shall mean all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with any Credit Party, are treated as a single employer under Section 414 of the Code.

        "Co-Owner Trustee" shall have the meaning specified in Section 9.2 of the Trust Agreement.

        "Credit Agreement" shall mean the Credit Agreement, dated on or about the Initial Closing Date, among the Lessor, the Agent and the Lenders, as specified therein.

        "Credit Agreement Default" shall mean any event or condition which, with the lapse of time or the giving of notice, or both, would constitute a Credit Agreement Event of Default.

        "Credit Agreement Event of Default" shall mean any event or condition defined as an "Event of Default" in Section 6 of the Credit Agreement.

        "Credit Documents" shall mean the Participation Agreement, the Construction Agency Agreement, the Credit Agreement, the Notes and the Security Documents.

        "Credit Parties" shall mean the Construction Agent, the Lessee and each Guarantor.

        "Deed" shall mean a warranty deed regarding the Land and/or Improvements in form and substance satisfactory to the Agent.

        "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

        "Defaulting Holder" shall have the meaning given to such term in Section
12.4 of the Participation Agreement.


                                 Appendix A-12

        "Defaulting Lender" shall have the meaning given to such term in Section
12.4 of the Participation Agreement.

        "Deficiency Balance" shall have the meaning given in Section 22.1(b) of the Lease Agreement.

        "Documents" shall have the meaning given to such term in Section 1 of the Security Agreement.

        "Dollars" and "$" shall mean dollars in lawful currency of the United States of America.

        "Domestic Subsidiary" shall mean, with respect to any Person, any Subsidiary of such Person which is incorporated or organized under the laws of any State of the United States or the District of Columbia.

        "EBITDA" shall mean, for any period, with respect to the Credit Parties and their Consolidated Subsidiaries on a consolidated basis, without duplication, the sum of (a) Net Income for such period plus (b) an amount which, in the determination of Net Income for such period has been deducted for (i) Interest Expense for such period, (ii) total Federal, state, foreign or other income taxes for such period, as determined in accordance with GAAP, (iii) all depreciation and amortization for such period, as determined in accordance with GAAP, and (iv) during any period within four years of the closing of any Permitted Acquisition or the Reorganization, all non-cash restructuring charges for such period taken in connection with such Permitted Acquisition or the Reorganization (excluding any non-cash charges that require an accrual or reserve for cash charges for any future period) minus (c) an amount equal to any software development expenses occurring during such period which have been classified as a capital expenditure.

        "Election Notice" shall have the meaning given to such term in Section
20.1 of the Lease.

        "Eligible Assignee" shall mean (i) a Lender or a Holder, as the case may be; (ii) an Affiliate of a Lender or a Holder, as the case may be; and (iii) any other Person approved by the Agent and, unless an Event of Default has occurred and is continuing at the time any assignment is effected in accordance with the Operative Agreements, the Lessee or the Construction Agent, such approval not to be unreasonably withheld or delayed by the Lessee or the Construction Agent and such approval to be deemed given by the Lessee or the Construction Agent if no objection is received by the assigning Lender or Holder and the Agent from the Lessee or the Construction Agent within two Business Days after notice of such proposed assignment has been provided by the assigning Lender or Holder to the Lessee or the Construction Agent; provided, however, that neither the Lessee or the Construction Agent nor an Affiliate of the Lessee or the Construction Agent shall qualify as an Eligible Assignee.

        "Employee Benefit Plan" or "Plan" shall mean an employee benefit plan (within the meaning of Section 3(3) of ERISA, including without limitation any Multiemployer Plan), or any "plan" as defined in Section 4975(e)(1) of the Code and as interpreted by the Internal Revenue


                                 Appendix A-13

Service and the Department of Labor in rules, regulations, releases or bulletins in effect on any Closing Date.

        "Environmental Claims" shall mean any investigation, notice, violation, demand, allegation, action, suit, injunction, judgment, order, consent decree, penalty, fine, lien, proceeding, or claim (whether administrative, judicial, or private in nature) arising (a) pursuant to, or in connection with, an actual or alleged violation of, any Environmental Law, (b) in connection with any Hazardous Substance, (c) from any abatement, removal, remedial, corrective, or other response action in connection with a Hazardous Substance, Environmental Law, or other order of a Tribunal or (d) from any actual or alleged damage, injury, threat, or harm to health, safety, natural resources, or the environment.

        "Environmental Laws" shall mean any current or future legal requirement of any Governmental Authority pertaining to (a) the protection of health, safety, and the indoor or outdoor environment, (b) the conservation, management, or use of natural resources and wildlife, (c) the protection or use of surface water and groundwater or (d) the management, manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, release, threatened release, abatement, removal, remediation or handling of, or exposure to, any hazardous or toxic substance or material or (e) pollution (including any release to land surface water and groundwater) and includes, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 USC 9601 et seq., Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and Hazardous and Solid Waste Amendments of 1984, 42 USC 6901 et seq., Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 USC 1251 et seq., Clean Air Act of 1966, as amended, 42 USC 7401 et seq., Toxic Substances Control Act of 1976, 15 USC 2601 et seq., Hazardous Materials Transportation Act, 49 USC App. 1801 et seq., Occupational Safety and Health Act of 1970, as amended, 29 USC 651 et seq., Oil Pollution Act of 1990, 33 USC 2701 et seq., Emergency Planning and Community Right-to-Know Act of 1986, 42 USC 11001 et seq., National Environmental Policy Act of 1969, 42 USC 4321 et seq., Safe Drinking Water Act of 1974, as amended, 42 USC 300(f) et seq., any analogous implementing or successor law, and any amendment, rule, regulation, order, or directive issued thereunder.

        "Environmental Violation" shall mean any activity, occurrence or condition that violates or threatens (if the threat requires remediation under any Environmental Law and is not remediated during any grace period allowed under such Environmental Law) to violate or results in or threatens (if the threat requires remediation under any Environmental Law and is not remediated during any grace period allowed under such Environmental Law) to result in noncompliance with any Environmental Law.

        "Equipment" shall mean equipment, apparatus, furnishings, fittings and personal property of every kind and nature whatsoever purchased, leased or otherwise acquired using the proceeds of the Loans or the Holder Advances by the Construction Agent, the Lessee or the Lessor and all improvements and modifications thereto and replacements thereof, whether or not now owned or hereafter acquired or now or subsequently attached to, contained in or used or usable in any way


                                 Appendix A-14
in connection with any operation of any Improvements, including but without limiting the generality of the foregoing, all equipment described in the Appraisal including without limitation all heating, electrical, and mechanical equipment, lighting, switchboards, plumbing, ventilation, air conditioning and air-cooling apparatus, refrigerating, and incinerating equipment, escalators, elevators, loading and unloading equipment and systems, cleaning systems (including without limitation window cleaning apparatus), telephones, communication systems (including without limitation satellite dishes and antennae), televisions, computers, sprinkler systems and other fire prevention and extinguishing apparatus and materials, security systems, motors, engines, machinery, pipes, pumps, tanks, conduits, appliances, fittings and fixtures of every kind and description.

        "Equipment Schedule" shall mean (a) each Equipment Schedule attached to the applicable Requisition and (b) each Equipment Schedule attached to the applicable Lease Supplement.

        "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto, as interpreted by the rules and regulations thereunder, all as the same may be in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

        "ERISA Affiliate" shall mean an entity, whether or not incorporated, which is under common control with any Credit Party or any of its Consolidated Subsidiaries within the meaning of Section 4001(a)(14) of ERISA, or is a member of a group which includes any Credit Party or any of its Consolidated Subsidiaries and which is treated as a single employer under Sections 414(b),
(c), (m), or (o) of the Code.

        "Eurocurrency Reserve Requirements" shall mean for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the maximum rates (expressed as a decimal) of reserve requirements in effect on such day (including without limitation basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed on eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D) maintained by a member bank of the Federal Reserve System.

        "Eurodollar Holder Advance" shall mean a Holder Advance bearing a Holder Yield based on the Eurodollar Rate.

        "Eurodollar Loans" shall mean Loans the rate of interest applicable to which is based upon the Eurodollar Rate.

        "Eurodollar Rate" means, for any Eurodollar Loan or Eurodollar Holder Advance comprising part of the same borrowing or advance (including without limitation conversions, extensions and renewals), for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London


                                 Appendix A-15

time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "Eurodollar Rate" shall mean, for any Eurodollar Loan or Eurodollar Holder Advance for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%). As used herein, "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks) ("RMMRS"). In the event the RMMRS is not then quoting such offered rates, "Eurodollar Rate" shall mean for the Interest Period for each Eurodollar Loan or Eurodollar Holder Advance comprising part of the same borrowing or advance (including without limitation conversions, extensions and renewals), the average (rounded upward to the nearest one sixteenth (1/16) of one percent (1%)) per annum rate of interest determined by the office of the Agent (each such determination to be conclusive and binding) as of two (2) Business Days prior to the first day of such Interest Period, as the effective rate at which deposits in immediately available funds in U.S. dollars are being, have been, or would be offered or quoted by the Agent to major banks in the applicable interbank market for Eurodollar deposits at any time during the Business Day which is the second Business Day immediately preceding the first day of such Interest Period, for a term comparable to such Interest Period and in the amount of the requested Eurodollar Loan and/or Eurodollar Holder Advance. If no such offers or quotes are generally available for such amount, then the Agent shall be entitled to determine the Eurodollar Rate by estimating in its reasonable judgment the per annum rate (as described above) that would be applicable if such quote or offers were generally available.

        "Event of Default" shall mean a Lease Event of Default, a Construction Agency Agreement Event of Default or a Credit Agreement Event of Default.

        "Excepted Payments" shall mean: (a) all indemnity payments (including without limitation indemnity payments made pursuant to Section 11 of the Participation Agreement), whether made by adjustment to Basic Rent or otherwise, to which the Owner Trustee, any Holder or any of their respective Affiliates, agents, officers, directors or employees is entitled;

        (b) any amounts (other than Basic Rent or Termination Value) payable under any Operative Agreement to reimburse the Owner Trustee, any Holder or any of their respective Affiliates (including without limitation the reasonable expenses of the Owner Trustee, the Trust Company and the Holders incurred in connection with any such payment) for performing or complying with any of the obligations of any Credit Party under and as permitted by any Operative Agreement;

        (c) any amount payable to a Holder by any transferee of such interest of a Holder as the purchase price of such Holder's interest in the Trust Estate (or a portion thereof);


                                 Appendix A-16

        (d) any insurance proceeds (or payments with respect to risks self-insured or policy deductibles) under liability policies other than such proceeds or payments payable to the Agent or any Lender;

        (e) any insurance proceeds under policies maintained by the Owner Trustee or any Holder;

        (f) Transaction Expenses or other amounts, fees, disbursements or expenses paid or payable to or for the benefit of the Owner Trustee or any Holder;

        (g) all right, title and interest of any Holder or the Owner Trustee to any Property or any portion thereof or any other property to the extent any of the foregoing has been released from the Liens of the Security Documents and the Lease pursuant to the terms thereof;

        (h) upon termination of the Credit Agreement pursuant to the terms thereof, all remaining property covered by the Lease or Security Documents;

        (i)    all payments in respect of the Holder Yield;

        (j) any payments in respect of interest to the extent attributable to payments referred to in clauses (a) through (i) above; and

        (k) any rights of either the Owner Trustee or the Trust Company to demand, collect, sue for or otherwise receive and enforce payment of any of the foregoing amounts, provided that such rights shall not include the right to terminate the Lease.

        "Excess Proceeds" shall mean the excess, if any, of the aggregate of all awards, compensation or insurance proceeds payable in connection with a Casualty or Condemnation over the Termination Value paid by the Lessee pursuant to the Lease with respect to such Casualty or Condemnation.

        "Excluded Taxes" shall have the meaning given to such term in Section 11.2(b) of the Participation Agreement.

        "Exculpated Persons" shall mean the Trust Company (except with respect to the representations and warranties and the other obligations of the Trust Company pursuant to the Operative Agreements expressly undertaken in its individual capacity, including without limitation the representations and warranties of the Trust Company pursuant to Section 6.1 of the Participation Agreement, the obligations of the Trust Company pursuant to Section 8.2 of the Participation Agreement and the obligations of the Trust Company pursuant to the Trust Agreement), the Holders (except with respect to the obligations of the Holders pursuant to the Participation Agreement and the Trust Agreement expressly undertaken in their respective individual capacities), their officers, directors, shareholders and partners.


                                 Appendix A-17

        "Exempt Payments" shall have the meaning specified in Section 11.2(e) of the Participation Agreement.

        "Expiration Date" shall mean either (a) the Basic Term Expiration Date or (b) the last day of the applicable Renewal Term; provided, in no event shall the Expiration Date be later than the annual anniversary of the Initial Closing Date occurring in the year 2007, unless such later date has been expressly agreed to in writing by each of the Lessor, the Lessee, the Agent, the Lenders and the Holders.

        "Fair Market Sales Value" shall mean, with respect to the Properties, taken as a whole, the amount, which in any event, shall not be less than zero
(0), that would be paid in cash in an arms-length transaction between an informed and willing purchaser and an informed and willing seller, neither of whom is under any compulsion to purchase or sell, respectively, such Properties. Fair Market Sales Value shall be determined based on the assumption that, except for purposes of Section 17 of the Lease, such Properties are in the condition and state of repair required under Section 10.1 of the Lease and each Credit Party is in compliance with the other requirements of the Operative Agreements.

        "Federal Funds Effective Rate" shall have the meaning given to such term in the definition of ABR.

        "Financing Parties" shall mean the Lessor, the Owner Trustee, in its trust capacity, the Agent, the Holders and the Lenders.

        "Fixtures" shall mean all fixtures relating to the Improvements, including without limitation all components thereof, located in or on the Improvements, together with all replacements, modifications, alterations and additions thereto.

        "Force Majeure Event" shall mean any event beyond the control of the Construction Agent, other than a Casualty or Condemnation, including without limitation strikes or lockouts (but only when the Construction Agent is legally prevented from securing replacement labor or materials as a result thereof), adverse soil conditions, acts of God, adverse weather conditions, inability to obtain labor or materials after all possible efforts have been expended by the Construction Agent, governmental activities, civil commotion and enemy action; but excluding any event, cause or condition that results from the Construction Agent's financial condition.

        "Form 1001" shall have the meaning specified in Section 11.2(e) of the Participation Agreement.

        "Form 4224" shall have the meaning specified in Section 11.2(e) of the Participation Agreement.

        "Funded Indebtedness" shall mean, with respect to the Lessee and its Consolidated Subsidiaries determined in accordance with GAAP on a consolidated basis, without duplication, (a) all obligations for borrowed money of the Lessee or any of its Consolidated Subsidiaries, (b) all


                                 Appendix A-18
obligations of the Lessee or any of its Consolidated Subsidiaries evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all purchase money Indebtedness of the Lessee or any of its Consolidated Subsidiaries, including without limitation the principal portion of all obligations under Capitalized Leases, (d) the maximum amount of all standby letters of credit issued or bankers' acceptance facilities created for the account of the Lessee or any of its Consolidated Subsidiaries and, without duplication, all drafts drawn thereunder (to the extent unreimbursed),
(e) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product to which the Lessee or any of its Consolidated Subsidiaries is a party, where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP, (f) all Indebtedness of another Person of the type referred to in clause (a) - (e) above secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any lien on, or payable out of the proceeds of production from, property owned or acquired by the Lessee or any of its Consolidated Subsidiaries, whether or not the obligations secured thereby have been assumed, (g) all Guaranty Obligations of the Lessee or any of its Consolidated Subsidiaries with respect to Indebtedness of the type referred to in clauses (a) - (e) above of another Person and (h) Indebtedness of the type referred to in clauses (a) - (e) above of any partnership or incorporated joint venture in which the Lessee or any of its Consolidated Subsidiaries is legally obligated or has a reasonable expectation of being liable with respect thereto.

        "GAAP" shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the accounting principles board of the American Institute of Certified Public Accountants, and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, that are applicable to the circumstances as of the date of determination.

        "Governmental Action" shall mean all permits, authorizations, registrations, consents, approvals, waivers, exceptions, variances, orders, judgments, written interpretations, decrees, licenses, exemptions, publications, filings, notices to and declarations of or with, or required by, any Governmental Authority, or required by any Legal Requirement, and shall include, without limitation, all environmental and operating permits and licenses that are required for the full use, occupancy, zoning and operating of the Property.

        "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

        "Guarantors" shall mean the various parties to the Participation Agreement from time to time, as guarantors of the Construction Agent and the Lessee with respect to the Operative Agreements and the Properties.

        "Guaranty Obligations" shall mean, with respect to any Person, without duplication, any obligations (other than endorsements in the ordinary course of business of negotiable instruments


                                 Appendix A-19
for deposit or collection) guaranteeing any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (a) to purchase any such Indebtedness or other obligation or any property constituting security therefor, (b) to advance or provide funds or other support for the payment or purchase of such Indebtedness or obligation or to maintain working capital, solvency or other balance sheet condition of such other Person (including, without limitation, maintenance agreements, comfort letters, take or pay arrangements, put agreements or similar agreements or arrangements) for the benefit of the holder of Indebtedness of such other Person, (c) to lease or purchase property, securities or services primarily for the purpose of assuring the owner of such Indebtedness or (d) to otherwise assure or hold harmless the owner of such Indebtedness or obligation against loss in respect thereof. The amount of any Guaranty Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Guaranty Obligation is made.

        "Hard Costs" shall mean all costs and expenses payable for supplies, materials, labor and profit with respect to the Improvements under any Construction Contract.

        "Hazardous Materials" shall mean any substance, material or waste defined in or regulated under any Environmental Laws.

        "Hazardous Substance" shall mean any of the following: (a) any petroleum or petroleum product, explosives, radioactive materials, asbestos, formaldehyde, polychlorinated biphenyls, lead and radon gas; (b) any substance, material, product, derivative, compound or mixture, mineral, chemical, waste, gas, medical waste, or pollutant, in each case whether naturally occurring, man-made or the by-product of any process, that is toxic, harmful or hazardous to the environment or human health or safety as determined in accordance with any Environmental Law; or (c) any substance, material, product, derivative, compound or mixture, mineral, chemical, waste, gas, medical waste or pollutant that would support the assertion of any claim under any Environmental Law, whether or not defined as hazardous as such under any Environmental Law.

        "Holder Advance" shall mean any advance made by any Holder to the Owner Trustee pursuant to the terms of the Trust Agreement or the Participation Agreement.

        "Holder Amount" shall mean as of any date, the aggregate amount of Holder Advances made by each Holder to the Trust Estate pursuant to Section 2 of the Participation Agreement and Section 3.1 of the Trust Agreement less any payments of any Holder Advances received by the Holders pursuant to Section 3.4 of the Trust Agreement.

        "Holder Commitments" shall mean $1,200,000, as such amount may be increased or reduced from time to time in accordance with the provisions of the Operative Agreements; provided, if there shall be more than one (1) Holder, the Holder Commitment of each Holder shall be as set forth in Schedule I to the Trust Agreement as such Schedule I may be amended and replaced from time to time.


                                 Appendix A-20

        "Holder Construction Property Cost" shall mean, with respect to the Construction Period Properties, taken as a whole, at any date of determination, an amount equal to the outstanding Holder Advances made with respect thereto under the Trust Agreement.

        "Holder Overdue Rate" shall mean the lesser of (a) the then current rate of Holder Yield respecting the particular amount in question plus two percent (2%) and (b) the highest rate permitted by applicable law.

        "Holder Property Cost" shall mean with respect to the Properties an amount equal to the outstanding Holder Advances with respect thereto.

        "Holder Commitment Fee" shall have the meaning given to such term in
Section 7.4 of the Participation Agreement.

        "Holder Yield" shall mean with respect to Holder Advances from time to time either the Eurodollar Rate plus the Applicable Percentage or the ABR as elected by the Owner Trustee from time to time with respect to such Holder Advances in accordance with the terms of the Trust Agreement; provided, however,
(a) upon delivery of the notice described in Section 3.7(c) of the Trust Agreement, the outstanding Holder Advances of each Holder shall bear a yield at the ABR applicable from time to time from and after the dates and during the periods specified in Section 3.7(c) of the Trust Agreement, and (b) upon the delivery by a Holder of the notice described in Section 11.3(f) of the Participation Agreement, the Holder Advances of such Holder shall bear a yield at the ABR applicable from time to time after the dates and during the periods specified in Section 11.3(f) of the Participation Agreement.

        "Holders" shall mean Bank of America, N.A. and shall include the other banks and financial institutions which may be from time to time holders of Certificates in connection with the VS Trust 2000-1.

        "Hotel Site Option Agreement" shall mean that certain Option Agreement dated on or about the Initial Closing Date among Ryan Companies US, Inc., Ryan CP, LLC and VSC.

        "Impositions" shall mean any and all liabilities, losses, expenses, costs, charges and Liens of any kind whatsoever for fees, taxes, levies, imposts, duties, charges, assessments or withholdings ("Taxes") including but not limited to (i) real and personal property taxes, including without limitation personal property taxes on any property covered by the Lease that is classified by Governmental Authorities as personal property, and real estate or ad valorem taxes in the nature of property taxes; (ii) sales taxes, use taxes and other similar taxes (including rent taxes and intangibles taxes); (iii) excise taxes; (iv) real estate transfer taxes, conveyance taxes, stamp taxes and documentary recording taxes and fees; (v) taxes that are or are in the nature of franchise, income, value added, privilege and doing business taxes, license and registration fees; (vi) assessments on any Property, including without limitation all assessments for public Improvements or benefits, whether or not such improvements are commenced or completed within the Term; and (vii) taxes, Liens, assessments or charges asserted, imposed or assessed by


                                 Appendix A-21
the PBGC or any governmental authority succeeding to or performing functions similar to, the PBGC; and in each case all interest, additions to tax and penalties thereon, which at any time prior to, during or with respect to the Term or in respect of any period for which the Lessee shall be obligated to pay Supplemental Rent, may be levied, assessed or imposed by any Governmental Authority upon or with respect to (a) any Property or any part thereof or interest therein; (b) the leasing, financing, refinancing, demolition, construction, substitution, subleasing, assignment, control, condition, occupancy, servicing, maintenance, repair, ownership, possession, activity conducted on, delivery, insuring, use, operation, improvement, sale, transfer of title, return or other disposition of such Property or any part thereof or interest therein; (c) the Notes, other indebtedness with respect to any Property, or the Certificates, or any part thereof or interest therein; (d) the rentals, receipts or earnings arising from any Property or any part thereof or interest therein; (e) the Operative Agreements, the performance thereof, or any payment made or accrued pursuant thereto; (f) the income or other proceeds received with respect to any Property or any part thereof or interest therein upon the sale or disposition thereof; (g) any contract (including the Construction Agency Agreement) relating to the construction, acquisition or delivery of the Improvements or any part thereof or interest therein; (h) the issuance of the Notes or the Certificates; (i) the Owner Trustee, the Trust or the Trust Estate; or (j) otherwise in connection with the transactions contemplated by the Operative Agreements.

        "Improvements" shall mean, with respect to the construction, renovations and/or Modifications on any Land, all buildings, structures, Fixtures, and other improvements of every kind existing at any time and from time to time on or under the Land purchased or otherwise acquired using the proceeds of the Loans or the Holder Advances, together with any and all appurtenances to such buildings, structures or improvements, including without limitation sidewalks, utility pipes, conduits and lines, parking areas and roadways, and including without limitation all Modifications and other additions to or changes in the Improvements at any time, including without limitation (a) any Improvements existing as of the Property Closing Date as such Improvements may be referenced on the applicable Requisition and (b) any Improvements made subsequent to such Property Closing Date.

        "Indebtedness" of a Person shall mean, without duplication, such
Person's:

               (a)    obligations for borrowed money;

               (b) obligations representing the deferred purchase price of Property (whether real, personal, tangible, intangible or mixed) or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade);

               (c) obligations, whether or not assumed, secured by liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person;

               (d) obligations which are evidenced by notes, acceptances or other instruments;


                                 Appendix A-22

               (e)    Capitalized Lease obligations;

               (f) net liabilities under interest rate swap, exchange or cap agreements; and

               (g)    contingent obligations.

               (h) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made;

               (i) all Guaranty Obligations of such Person with respect to Indebtedness of another Person (obligations of a Person under an Operating Lease shall not be considered Indebtedness);

               (j) the maximum amount of all standby letters of credit issued or bankers' acceptances facilities created for account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed);

               (k) all preferred Capital Stock issued by such Person and which by the terms thereof could be (at the request of the holders thereof or otherwise) subject to mandatory sinking fund payments, redemption or other acceleration; and

               (l) the principal portion of all obligations of such Person under any synthetic, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product of such Person where such transaction is considered borrowed money indebtedness for tax but is classified as an operating lease in accordance with GAAP.

        "Indemnified Person" shall mean the Lessor, the Owner Trustee, in its individual and its trust capacity, the Trust, the Trust Company, the Agent, the Holders, the Lenders and their respective successors, assigns, directors, shareholders, partners, officers, employees, agents and Affiliates.

        "Indemnity Provider" shall mean, respecting each Property, the Lessee.

        "Initial Closing Date" shall mean March 9, 2000.

        "Initial Construction Advance" shall mean any initial Advance to pay for: (a) Property Costs for construction of any Improvements; and (b) the Property Costs of restoring or repairing any Property which is required to be restored or repaired in accordance with Section 15.1(e) of the Lease.

        "Instruments" shall have the meaning given to such term in Section 1 of the Security Agreement.


                                 Appendix A-23

        "Insurance Requirements" shall mean all terms and conditions of any insurance policy either required by the Lease to be maintained by the Lessee or required by the Construction Agency Agreement to be maintained by the Construction Agent, and all requirements of the issuer of any such policy and, regarding self insurance, any other requirements of the Lessee.

        "Interest Expense" shall mean for any period, with respect to the Credit Parties and their Consolidated Subsidiaries on a consolidated basis, all interest expense, including the interest component under Capitalized Leases, as determined in accordance with GAAP.

        "Interest Period" shall mean (a) during the Commitment Period and thereafter as to any Eurodollar Loan or Eurodollar Holder Advance (i) with respect to the initial Interest Period, the period beginning on the date of the first Eurodollar Loan and Eurodollar Holder Advance and ending one (1) month, two (2) months, three (3) months or six (6) months thereafter, as selected by the Lessor (in the case of a Eurodollar Loan) or the Owner Trustee (in the case of a Eurodollar Holder Advance) in its applicable notice given with respect thereto and (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan or Eurodollar Holder Advance and ending one (1) month, two (2) months, three (3) months or six
(6) months thereafter, as selected by the Lessor by irrevocable notice to the Agent (in the case of a Eurodollar Loan) or by the Owner Trustee (in the case of a Eurodollar Holder Advance) in each case not less than three (3) Business Days prior to the last day of the then current Interest Period with respect thereto; provided, however, that all of the foregoing provisions relating to Interest Periods are subject to the following: (A) if any Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except that where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business
Day), (B) no Interest Period shall extend beyond the Maturity Date or the Expiration Date, as the case may be, (C) where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall end on the last Business Day of such calendar month, (D) there shall not be more than four (4) Interest Periods outstanding at any one (1) time.

        "Investment" means (a) the acquisition (whether for cash, property, services, assumption of Indebtedness, securities or otherwise) of assets, Capital Stock, bonds, notes, debentures, partnership, joint ventures or other ownership interests or other securities of any Person or (b) any deposit with, or advance, loan or other extension of credit to, any Person (other than deposits made in connection with the purchase of equipment or other assets in the ordinary course of business) or (c) any other capital contribution to or investment in any Person, including, without limitation, any Guaranty Obligations (including any support for a letter of credit issued on behalf of such Person) incurred for the benefit of such Person.

        "Investment Company Act" shall mean the Investment Company Act of 1940, as amended, together with the rules and regulations promulgated thereunder.


                                 Appendix A-24

        "Joinder Agreement" shall mean a joinder agreement, in the form of Exhibit K to the Participation Agreement, executed from time to time between the Parent or a Domestic Subsidiary of any Credit Party and the Agent.

        "Land" shall mean a parcel of real property described on (a) the Requisition issued by the Construction Agent on the Property Closing Date relating to such parcel and (b) the schedules to each applicable Lease Supplement executed and delivered in accordance with the requirements of Section
2.4 of the Lease.

        "Land Cost" shall mean one hundred percent (100%) of the cost of the Land for all, but not less than all, the Properties.

        "Law" shall mean any statute, law, ordinance, regulation, rule, directive, order, writ, injunction or decree of any Tribunal.

        "Lease" or "Lease Agreement" shall mean the Master Lease Agreement dated on or about the Initial Closing Date, between the Lessor and the Lessee, together with any Lease Supplements thereto.

        "Lease Default" shall mean any event or condition which, with the lapse of time or the giving of notice, or both, would constitute a Lease Event of Default.

        "Lease Event of Default" shall have the meaning specified in Section
17.1 of the Lease.

        "Lease Supplement" shall mean each Lease Supplement substantially in the form of Exhibit A to the Lease, together with all attachments and schedules thereto.

        "Legal Requirements" shall mean all foreign, federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting the Owner Trustee, any Holder, the Lessor, any Credit Party, the Agent, any Lender or any Property, Land, Improvement, Equipment or the taxation, demolition, construction, use or alteration of such Improvements, whether now or hereafter enacted and in force, including without limitation any that require repairs, modifications or alterations in or to any Property or in any way limit the use and enjoyment thereof (including without limitation all building, zoning and fire codes and the Americans with Disabilities Act of 1990, 42 U.S.C. Section 12101 et. seq., and any other similar federal, state or local laws or ordinances and the regulations promulgated thereunder) and any that may relate to environmental requirements (including without limitation all Environmental Laws), and all permits, certificates of occupancy, licenses, authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments which are either of record or known to any Credit Party affecting any Property or the Appurtenant Rights.

        "Lender Commitments" shall mean $38,800,000, as such amount may be increased or reduced from time to time in accordance with the provisions of the Operative Agreements; provided, if there shall be more than one (1) Lender, the Lender Commitment of each Lender


                                 Appendix A-25
shall be as set forth in Schedule 2.1 to the Credit Agreement as such Schedule
2.1 may be amended and replaced from time to time.

        "Lender Financing Statements" shall mean UCC financing statements and fixture filings appropriately completed and executed for filing in the applicable jurisdiction in order to procure a security interest in favor of the Agent in the Collateral subject to the Security Documents.

        "Lender Commitment Fee" shall have the meaning given to such term in
Section 7.4 of the Participation Agreement.

        "Lenders" shall mean Bank of America, N.A. and shall include the other banks and financial institutions which may be from time to time party to the Participation Agreement and the Credit Agreement.

        "Lessee" shall have the meaning set forth in the Lease.

        "Lessor" shall mean the Owner Trustee, not in its individual capacity, but as the Lessor under the Lease.

        "Lessor Basic Rent" shall mean the scheduled Holder Yield due on the Holder Advances on any Scheduled Interest Payment Date pursuant to the Trust Agreement (but not including interest on (a) any such scheduled Holder Yield due on the Holder Advances prior to the Rent Commencement Date with respect to the Property to which such Holder Advances relate or (b) overdue amounts under the Trust Agreement or otherwise).

        "Lessor Financing Statements" shall mean UCC financing statements and fixture filings appropriately completed and executed for filing in the applicable jurisdictions in order to protect the Lessor's interest under the Lease to the extent the Lease is a security agreement or a mortgage.

        "Lessor Lien" shall mean any Lien, true lease or sublease or disposition of title arising as a result of (a) any claim against the Lessor or the Trust Company, in its individual capacity, not resulting from the transactions contemplated by the Operative Agreements, (b) any act or omission of the Lessor or the Trust Company, in its individual capacity, which is not required by the Operative Agreements or is in violation of any of the terms of the Operative Agreements, (c) any claim against the Lessor or the Trust Company, in its individual capacity, with respect to Taxes or Transaction Expenses against which the Lessee is not required to indemnify the Lessor or the Trust Company, in its individual capacity, pursuant to Section 11 of the Participation Agreement or
(d) any claim against the Lessor arising out of any transfer by the Lessor of all or any portion of the interest of the Lessor in the Properties, the Trust Estate or the Operative Agreements other than the transfer of title to or possession of any Properties by the Lessor pursuant to and in accordance with the Lease, the Credit Agreement, the Security Agreement or the Participation Agreement or pursuant to the exercise of the remedies set forth in Article XVII of the Lease.


                                 Appendix A-26

        "Leverage Ratio" shall mean, as of the end of each fiscal quarter of the Lessee, with respect to the Credit Parties and their Consolidated Subsidiaries on a consolidated basis, the ratio of (a) Funded Indebtedness on such date to
(b) EBITDA for the twelve month period ending on such date.

        "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance, lien (statutory or otherwise), preference, priority or charge of any kind, including, without limitation, any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof.

        "Limited Recourse Amount" shall mean with respect to all the Properties on an aggregate basis, an amount equal to the sum of the Termination Values with respect to all the Properties on an aggregate basis on each Payment Date, less the Maximum Residual Guarantee Amount as of such date with respect to all the Properties on an aggregate basis.

        "Loan Basic Rent" shall mean the scheduled interest due on the Loans on any Scheduled Interest Payment Date pursuant to the Credit Agreement (but not including interest on (a) any such Loan due prior to the Rent Commencement Date with respect to the Property to which such Loan relates or (b) any overdue amounts under Section 2.8(b) of the Credit Agreement or otherwise).

        "Loan Property Cost" shall mean, with respect to the Properties, taken as a whole, at any date of determination, an amount equal to (a) the aggregate principal amount all Loans (including without limitation all Acquisition Loans and Construction Loans) made on or prior to such date with respect to such Properties minus (b) the aggregate amount of prepayments or repayments as the case may be of the Loans allocated to reduce the Loan Property Cost of such Properties pursuant to Section 2.6(c) of the Credit Agreement.

        "Loans" shall mean the loans extended pursuant to the Credit Agreement and shall include both the Tranche A Loans and the Tranche B Loans.

        "Majority Holders" shall mean at any time, Holders whose Holder Advances outstanding represent at least fifty-one percent (51%) of (a) the aggregate Holder Advances outstanding or (b) to the extent there are no Holder Advances outstanding, the aggregate Holder Commitments.

        "Majority Lenders" shall mean at any time, Lenders whose Loans outstanding represent at least fifty-one percent (51%) of (a) the aggregate Loans outstanding or (b) to the extent there are no Loans outstanding, the aggregate of the Lender Commitments.

        "Majority Secured Parties" shall mean at any time, Lenders and Holders whose Loans and Holder Advances outstanding represent at least fifty-one percent (51%) of (a) the aggregate Advances outstanding or (b) to the extent there are no Advances outstanding, the sum of the aggregate Holder Commitments plus the aggregate Lender Commitments; provided, however, any amendment to Section 8.3A(h)(iii) shall require the consent of Lenders and Holders whose Loans and Holder Advances outstanding represent at least sixty-six and two-thirds percent


                                 Appendix A-27

(66 2/3%) of (x) the aggregate Advances outstanding or (y) to the extent there are no Advances outstanding, the sum of the aggregate Holder Commitments plus the aggregate Lender Commitments.

        "Marketing Period" shall mean, if the Lessee has given a Sale Notice in accordance with Section 20.1 of the Lease, the period commencing on the date such Sale Notice is given and ending on the Expiration Date.

        "Material Adverse Effect" shall mean any event, circumstance, occurrence, fact, condition or change materially adversely affecting (a) the acquisition, construction, equipping, financing, operation, maintenance, leasing, ownership, use or regulatory status of any Property, (b) the business, assets, properties, financial condition, operations, prospects or rights or interests of the Credit Parties, on a consolidated basis, which individually or in the aggregate has caused directly or indirectly Net Income for any fiscal quarter (plus, within four years of the closing of the Reorganization, to the extent deducted in the determination of Net Income for such fiscal quarter (x) non-cash charges taken in such fiscal quarter in connection with the Reorganization and (y) the write-down of goodwill taken in such fiscal quarter in connection with the Reorganization) to be less than zero, (c) the value, utility or useful life of any Property or the use, or ability of the Lessee to use, any Property for the purpose for which it was intended, (d) the validity or enforceability of any Operative Agreements or the rights and remedies of the Agent, the Lenders, the Holders or the Lessor thereunder or (e) the validity, priority or enforceability of any Lien on any Property created by any of the Operative Agreements.

        "Material Default" shall mean any Default under Sections 17.1(a), (b),
(g), (h), (i), (j) or (l)(i) of the Lease.

        "Material Domestic Subsidiary" shall mean any Domestic Subsidiary which has either (i) for the fiscal year of such Domestic Subsidiary most recently ended, total annual revenues of at least $1,000,000 or (ii) total assets of at least $5,000,000; provided, that (a) the aggregate total assets (as determined in accordance with GAAP) at any time of all Domestic Subsidiaries of the Credit Parties (taken as a whole) that are excluded from this definition of "Material Domestic Subsidiary" and are not otherwise Guarantors shall not exceed $50,000,000 and (b) the aggregate annual revenues for the most recently ended fiscal years of all Domestic Subsidiaries of the Credit Parties (taken as a whole) that are excluded from this definition of "Material Domestic Subsidiary" and are not otherwise Guarantors shall not exceed $10,000,000.

        "Maturity Date" shall mean the Expiration Date.

        "Maximum Amount" shall mean (a) the Land Cost, plus (b) the product of eighty-nine and nine tenths percent (89.9%) multiplied by the following: (the aggregate Termination Value for all, but not less than all, the Properties, minus the Land Cost, minus all structuring fees payable in connection with the transactions evidenced by the Operative Agreements to Banc of America Securities LLC, Bank of America, N.A. and/or any Affiliates of either of the foregoing, minus accrued, unpaid Holder Yield respecting any and all Construction Period Properties) minus (c) the accreted value (calculated at a rate of six percent (6.00%) per annum) of any


                                 Appendix A-28
payments previously made by the Construction Agent or the Lessee regarding any and all Construction Period Properties and not reimbursed.

        "Maximum Residual Guarantee Amount" shall mean (i) with respect to the Property constituting the Land, an amount equal to the Land Cost and (ii) with respect to the Property constituting the Improvements on the Land, the product of the aggregate Property Cost for all of the Properties (exclusive of the Land
Cost) times eighty-five and one-half of one percent (85.5%), in each case as set forth in the applicable Lease Supplement.

        "Merger Sub" shall mean the newly formed, wholly owned subsidiary of the Parent formed in connection with the Reorganization.

        "Modifications" shall have the meaning specified in Section 11.1(a) of the Lease.

        "Mortgage Instrument" shall mean any mortgage, deed of trust or any other instrument executed by the Owner Trustee and/or the Lessee in favor of the Agent (for the benefit of the Lenders and the Holders), and evidencing a Lien on the Property, in form and substance reasonably acceptable to the Agent.

        "Mountain View Lease Event of Default" shall mean a "Lease Event of Default" as such term is defined in Section 17.1 of that certain Master Lease Agreement dated as of April 23, 1999 between First Security Bank, National Association, not individually, but solely as the Owner Trustee under the VS Trust 1999-1, as lessor, and VSC, as lessee.

        "Mountain View Lease Financing" shall mean the transactions contemplated by the Mountain View Participation Agreement and the other Operative Agreements, as such term is defined in the Mountain View Participation Agreement.

        "Mountain View Participation Agreement" shall mean that certain Participation Agreement dated as of April 23, 1999 (as amended, modified, extended, supplemented, restated and/or replaced from time to time) among VSC, the various parties thereto from time to time, as guarantors, First Security Bank, National Association, as Owner Trustee under the VS Trust 1999-1, the various banks and other lending institutions parties thereto from time to time, as lenders, the various banks and other lending institutions parties thereto from time to time, as holders of certificates issued with respect to the VS Trust 1999-1, and Bank of America, N.A., as agent.

        "Multiemployer Plan" shall mean a Plan covered by Title IV of ERISA which is a multiemployer plan as defined in Section 3(37) or 4001(a)(3) of ERISA.

        "Multiple Employer Plan" shall mean a Plan covered by Title IV of ERISA, other than a Multiemployer Plan, which any Credit Party or any of its Subsidiaries or any ERISA Affiliate and at least one employer other than a Credit Party or any of its Subsidiaries or any ERISA Affiliate are contributing sponsors.


                                 Appendix A-29

        "Net Income" shall mean for any period, the net income after taxes for such period of the Credit Parties and their Consolidated Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

        "New Facility" shall have the meaning given to such term in Section 28.1 of the Lease.

        "Non-Integral Equipment" shall mean Equipment which (a) is personal property that is readily removable without causing material damage to the applicable Property and (b) is not integral or necessary, respecting the applicable Property, for compliance with Section 8.3 of the Lease or otherwise to the structure thereof, the mechanical operation thereof, the electrical systems thereof or otherwise with respect to any aspect of the physical plant thereof.

        "Notes" shall mean those notes issued to the Lenders pursuant to the Credit Agreement and shall include both the Tranche A Notes and the Tranche B Notes.

        "NSMG" shall mean Seagate Software Network & Storage Management Group, Inc., a Delaware corporation.

        "NSMG Business" shall mean the business of the network software management group of SSI as set forth in the Reorganization Agreement.

        "Obligations" shall have the meaning given to such term in Section 1 of the Security Agreement.

        "Officer's Certificate" with respect to any person shall mean a certificate executed on behalf of such person by a Responsible Officer who has made or caused to be made such examination or investigation as is necessary to enable such Responsible Officer to express an informed opinion with respect to the subject matter of such Officer's Certificate.

        "Operating Lease" shall mean, as applied to any Person, any lease (including, without limitation, leases which may be terminated by the lessee at any time) of any Property (whether real, personal or mixed) which is not a Capitalized Lease other than any such lease in which that Person is the lessor.

        "Operative Agreements" shall mean the following: the Participation Agreement, the Construction Agency Agreement, the Trust Agreement, the Certificates, the Credit Agreement, the Notes, the Lease, the Lease Supplements, the Joinder Agreements, the Security Agreement, the Mortgage Instruments, the other Security Documents, the Deeds and Bills of Sale, the Purchase Agreement, the Hotel Site Option Agreement, the Veritas SNDA and any and all other agreements, documents and instruments executed in connection with any of the foregoing.

        "Original Executed Counterpart" shall have the meaning given to such term in Section 5 of Exhibit A to the Lease.


                                 Appendix A-30

        "Overdue Interest" shall mean any interest payable pursuant to Section 2.8(b) of the Credit Agreement.

        "Overdue Rate" shall mean (a) with respect to the Loan Basic Rent, and any other amount owed under or with respect to the Credit Agreement or the Security Documents, the rate specified in Section 2.8(b) of the Credit Agreement, (b) with respect to the Lessor Basic Rent, the Holder Yield and any other amount owed under or with respect to the Trust Agreement, the Holder Overdue Rate, and (c) with respect to any other amount, the amount referred to in clause (y) of Section 2.8(b) of the Credit Agreement.

        "Owner Trustee," "Borrower" or "Lessor" shall mean First Security Bank, National Association, not individually, except as expressly stated in the various Operative Agreements, but solely as the Owner Trustee under the VS Trust 2000-1, and any successor, replacement and/or additional Owner Trustee expressly permitted under the Operative Agreements.

        "Parcel Sale Requirements" shall have the meaning given to such term in
Section 20.1 of the Lease.

        "Parent" shall mean Veritas Software Corporation (formerly known as Veritas Holding Corporation), a Delaware corporation.

        "Participant" shall have the meaning given to such term in Section 9.7 of the Credit Agreement.

        "Participation Agreement" shall mean the Participation Agreement dated on or about the Initial Closing Date, among the Lessee, the Guarantors, the Owner Trustee, not in its individual capacity except as expressly stated therein, the Holders, the Lenders and the Agent.

        "Payment Date" shall mean any Scheduled Interest Payment Date and any date on which interest or Holder Yield in connection with a prepayment of principal on the Loans or of the Holder Advances is due under the Credit Agreement or the Trust Agreement.

        "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA and any successor thereto.

        "Pension Plan" shall mean a "pension plan", as such term is defined in section 3(2) of ERISA, which is subject to title IV of ERISA (other than a Multiemployer Plan), and to which any Credit Party or any ERISA Affiliate may have any liability, including without limitation any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five (5) years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

        "Permitted Acquisition" shall mean a statutory merger, the acquisition of all of the Capital Stock of another Person or all or substantially all of the assets of another Person, provided that each of the following conditions are satisfied: (a) prior to such acquisition, the Lessee shall deliver to the


                                 Appendix A-31

Agent and the Majority Secured Parties a Pro Forma Compliance Certificate demonstrating that after giving effect to such acquisition on a pro forma basis, as if such acquisition had occurred on the first day of the twelve month period ending on the last day of the Lessee's most recently completed fiscal year, the Credit Parties would have been in compliance with all the financial covenants set forth in Section 8.3A(h) of the Participation Agreement, (b) the acquisition is consummated pursuant to a negotiated acquisition agreement and involves the purchase of a business similar to the business of the Lessee as of the Initial Closing Date, (c) after giving effect to the acquisition, the representations and warranties set forth in Section 6 hereof shall be true and correct in all material respects on and as of the date of such acquisition with the same effect as though made on and as of such date and (d) no Default or Event of Default exists and is continuing or would result from such acquisition.

        "Permitted Facility" shall mean any parcel of real property, together with any improvements located or to be constructed thereon, identified by the Construction Agent and reasonably acceptable to the Agent.

        "Permitted Investments" shall mean Investments which are (i) cash and Cash Equivalents; (ii) accounts receivable created, acquired or made by the Lessee or any of its Consolidated Subsidiaries in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;
(iii) Investments consisting of Capital Stock, obligations, securities or other property received by the Lessee or any of its Consolidated Subsidiaries in settlement of accounts receivable (created in the ordinary course of business) from bankrupt obligors; (iv) Investments existing as of the Closing Date and set forth in Schedule 8.3B(f); (v) advances or loans to directors, officers, employees, agents, customers or suppliers that do not exceed $5,000,000 in the aggregate at any one time outstanding for the Lessee and its Consolidated Subsidiaries; (vi) Permitted Acquisitions; (vii) Investments in any other Person, other than Permitted Acquisitions, provided that, in the event any particular Investment exceeds $20,000,000, such Investment shall only be permitted if each of the following conditions are satisfied: (a) after giving effect to the Investment, the representations and warranties set forth in
Section 6.2 of the Participation Agreement shall be true and correct in all material respects on and as of the date of such Investment with the same effect as though made on and as such date, (b) no Default or Event of Default would result from such Investment and (c) the Lessee shall have provided the Agent with satisfactory evidence demonstrating that after giving effect to any such Investment on a pro forma basis, as if such transaction had occurred on the last day of the Lessee's most recently completed fiscal quarter, the Credit Parties and their Subsidiaries would have been in compliance with all the financial covenants set forth in Section 8.3A(h) of the Participation Agreement; and
(viii) such other Investments as are reasonably acceptable to the Agent.

        "Permitted Liens" shall mean:

               (a) the respective rights and interests of the parties to the Operative Agreements as provided in the Operative Agreements;


                                 Appendix A-32

               (b) the rights of any sublessee or assignee under a sublease or an assignment expressly permitted by the terms of the Lease for no longer than the duration of the Lease;

               (c) Liens for Taxes that either are not yet due or are being contested in accordance with the provisions of Section 13.1 of the Lease;

               (d) Liens arising by operation of law, materialmen's, mechanics', workmen's, repairmen's, employees', carriers', warehousemen's and other like Liens relating to the construction of the Improvements or in connection with any Modifications or arising in the ordinary course of business for amounts that either are not more than thirty (30) days past due or are being diligently contested in good faith by appropriate proceedings, so long as such proceedings satisfy the conditions for the continuation of proceedings to contest Taxes set forth in Section 13.1 of the Lease;

               (e) Liens of any of the types referred to in clause (d) above that have been bonded for not less than the full amount in dispute (or as to which other security arrangements satisfactory to the Lessor and the Agent have been made), which bonding (or arrangements) shall comply with applicable Legal Requirements, and shall have effectively stayed any execution or enforcement of such Liens;

               (f) Liens arising out of judgments or awards with respect to which appeals or other proceedings for review are being prosecuted in good faith and for the payment of which adequate reserves have been provided as required by GAAP or other appropriate provisions have been made, so long as such proceedings have the effect of staying the execution of such judgments or awards and satisfy the conditions for the continuation of proceedings to contest Taxes set forth in Section 13.1 of the Lease;

               (g) Liens in favor of municipalities to the extent agreed to by the Lessor or permitted under Section 8.5 of the Participation Agreement;

               (h) Liens and other matters set forth as exceptions on the title commitment issued under Section 5.3(g) with respect to a particular Property, to the extent such title commitment has been approved by the Agent; and

               (i) Such other additional matters as may be approved in writing by Lessor.

        "Person" shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, governmental authority or any other entity.

        "Plan" shall mean any employee benefit plan (as defined in Section 3(3) of ERISA) which is covered by ERISA and with respect to which the Lessee or any of its Consolidated Subsidiaries or any ERISA Affiliate is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" within the meaning of Section 3(5) of ERISA.


                                 Appendix A-33

        "Plans and Specifications" shall mean, with respect to Improvements, the plans and specifications for such Improvements to be constructed or already existing, as such Plans and Specifications may be amended, modified or supplemented from time to time in accordance with the terms of the Operative Agreements.

        "Prime Lending Rate" shall have the meaning given to such term in the definition of ABR.

        "Pro Forma Compliance Certificate" shall mean a certificate of the chief financial officer of the Lessee delivered to the Agent in connection with any Permitted Acquisition and containing reasonably detailed calculations, upon giving effect to the applicable transaction on a pro forma basis, of the financial covenants set forth in Section 8.3A(h).

        "Property" shall mean the Land and/or each item of Equipment and the various Improvements in each case as more particularly described on any applicable Lease Supplement, including without limitation each Construction Period Property and each Property for which the Basic Term has commenced; provided, however, subject to the following sentence, the Land and/or each item of Equipment and the various Improvements so described in such Lease Supplements shall, in the aggregate, constitute the real and personal property more particularly described on Exhibit B to the Lease. For purposes of Sections 8.3A and 8.3B of the Participation Agreement only, the term "Property" shall mean any interest in any kind of property or asset, whatever real, personal or mixed, or tangible or intangible.

        "Property Acquisition Cost" shall mean the cost to the Lessor to purchase a Property on a Property Closing Date.

        "Property Closing Date" shall mean the date on which the Lessor purchases a Property or, with respect to the first Advance, the date on which the Lessor seeks reimbursement for Property previously purchased by the Lessor.

        "Property Cost" shall mean with respect to the Properties the aggregate amount (and/or the various items and occurrences giving rise to such amounts) of the Loan Property Cost plus the Holder Property Cost for such Property (as such amounts shall be increased equally among all Properties respecting the Holder Advances and the Loans extended from time to time to pay for the Transaction Expenses and indemnity payments pursuant to Section 11.8, in each case of the Participation Agreement).

        "Purchase Agreement" shall mean that certain Purchase Agreement dated as of November 17, 1999 among Ryan Companies US, Inc., a Minnesota corporation, and Ryan CP, LLC, a Minnesota limited liability company, together as seller, and Parent, as purchaser.

        "Purchase Option" shall have the meaning given to such term in Section
20.1 of the Lease.


                                 Appendix A-34

        "Purchasing Lender" shall have the meaning given to such term in Section 9.8(a) of the Credit Agreement.

        "Quick Ratio" shall mean, with respect to the Credit Parties and their Consolidated Subsidiaries on a consolidated basis as of the last day of any fiscal quarter, the ratio of (a) the sum of (i) cash and Cash Equivalents on such date plus (ii) the aggregate book value of all accounts receivable on such date to (b) the sum of (i) current liabilities on such date, as determined in accordance with GAAP plus (ii) Operating Lease commitments on such date, as determined in accordance with GAAP plus (iii) the principal balance outstanding of the Indebtedness permitted under Section 8.3B(a)(iv) on such date.

        "Real Properties" shall mean the real properties that the Lessee or any Consolidated Subsidiary may own or lease (as lessee or sublessee) from third parties from time to time.

        "Register" shall have the meaning given to such term in Section 9.9(a) of the Credit Agreement.

        "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

        "Release" shall mean any release, pumping, pouring, emptying, injecting, escaping, leaching, dumping, seepage, spill, leak, flow, discharge, disposal or emission of a Hazardous Substance.

        "Renewal Term" shall have the meaning specified in Section 2.2 of the Lease.

        "Rent" shall mean, collectively, the Basic Rent and the Supplemental Rent, in each case payable under the Lease.

        "Rent Commencement Date" shall mean, regarding each Property, the Completion Date.

        "Reorganization" shall mean that certain plan of reorganization described in Section 1 of the Reorganization Agreement whereby (i) the Lessee will become a Wholly Owned Subsidiary of the Parent and each share of Capital Stock of the Lessee will be converted into one share of Capital Stock of the Parent and (ii) each of the Contributed Companies shall have become a Wholly-Owned Subsidiary of the Parent.

        "Reorganization Agreement" shall mean that certain Agreement and Plan of Reorganization dated as of October 5, 1998 by and among VERITAS Operating Corporation (formerly known as Veritas Software Corporation and including for all purposes Veritas Surviving Corporation), the Parent, Seagate Technology, Inc., SSI and Seagate Software Network & Storage Management Group, Inc.

        "Reportable Event" shall have the meaning specified in ERISA.


                                 Appendix A-35

        "Reportable Event" shall mean a "reportable event" as defined in Section 4043 of ERISA with respect to which the notice requirements to the PBGC have not been waived.

        "Requested Funds" shall mean any funds requested by the Lessee or the Construction Agent, as applicable, in accordance with Section 5 of the Participation Agreement.

        "Requisition" shall have the meaning specified in Section 4.2 of the Participation Agreement.

        "Responsible Officer" shall mean the Chairman or Vice Chairman of the Board of Directors, the Chairman or Vice Chairman of the Executive Committee of the Board of Directors, the President, any Senior Vice President or Executive Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, or any Assistant Treasurer, except that when used with respect to the Trust Company or the Owner Trustee, "Responsible Officer" shall also include the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Trust Company or the Owner Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

        "Restricted Payment" means (i) any dividend or other payment or distribution, direct or indirect, on account of any shares of any class of Capital Stock of the Lessee or any of its Consolidated Subsidiaries, now or hereafter outstanding (including without limitation any payment in connection with any dissolution, merger, consolidation or disposition involving the Lessee or any of its Consolidated Subsidiaries), or to the holders, in their capacity as such, of any shares of any class of Capital Stock of the Lessee or any of its Consolidated Subsidiaries, now or hereafter outstanding, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of Capital Stock of the Lessee or any of its Consolidated Subsidiaries, now or hereafter outstanding and
(iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Capital Stock of the Lessee or any of its Consolidated Subsidiaries, now or hereafter outstanding.

        "Revenues" shall have the meaning given to such term in Section 17.11 of the Lease.

        "Sale Date" shall have the meaning given to such term in Section 22.1(a) of the Lease.

        "Sale Notice" shall mean a notice given to the Lessor in connection with the election by the Lessee of its Sale Option.

        "Sale Option" shall have the meaning given to such term in Section 20.1 of the Lease.


                                 Appendix A-36

        "Sale Proceeds Shortfall" shall mean the amount by which the proceeds of a sale described in Section 22.1 of the Lease are less than the Limited Recourse Amount with respect to the Properties if it has been determined that the Fair Market Sales Value of the Properties at the expiration of the term of the Lease has been impaired by greater than ordinary wear and tear during the Term of the Lease.

        "Scheduled Interest Payment Date" shall mean (a) as to any Eurodollar Loan or Eurodollar Holder Advance, the last day of the Interest Period applicable to such Eurodollar Loan or Eurodollar Holder Advance, (except that with respect to any Eurodollar Loan having an Interest Period of six (6) months or any Eurodollar Holder Advance with Holder Yield calculated on the basis of the six (6) month Eurodollar Rate, the term "Scheduled Interest Payment Date" shall mean each applicable three (3) month anniversary date of such Eurodollar Loan or Eurodollar Holder Advance) (b) as to any ABR Loan or any ABR Holder Advance, the fifteenth day of each month, unless such day is not a Business Day and in such case on the next occurring Business Day and (c) as to all Loans and Holder Advances, the date of any voluntary or involuntary payment, prepayment, return or redemption, and the Maturity Date or the Expiration Date, as the case may be.

        "Secured Parties" shall have the meaning given to such term in the Security Agreement.

        "Securities Act" shall mean the Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

        "Security Agreement" shall mean the Security Agreement dated on or about the Initial Closing Date between the Lessor and the Agent, for the benefit of the Secured Parties, and accepted and agreed to by the Lessee.

        "Security Documents" shall mean the collective reference to the Security Agreement, the Mortgage Instruments, (to the extent the Lease is construed as a security instrument) the Lease, the UCC Financing Statements and all other security documents hereafter delivered to the Agent granting a lien on any asset or assets of any Person to secure the obligations and liabilities of the Lessor under the Credit Agreement and/or under any of the other Credit Documents or to secure any guarantee of any such obligations and liabilities.

        "Soft Costs" shall mean all costs which are ordinarily and reasonably incurred in relation to the acquisition, development, installation, construction, improvement and testing of the Properties other than Hard Costs, including without limitation structuring fees, administrative fees, legal fees, upfront fees, fees and expenses related to appraisals, title examinations, title insurance, document recordation, surveys, environmental site assessments, geotechnical soil investigations and similar costs and professional fees customarily associated with a real estate closing, the Lender Unused Fee, the Holder Unused Fee, fees and expenses of the Owner Trustee payable or reimbursable under the Operative Agreements and costs and expenses incurred pursuant to Sections 7.3(a) and 7.3(b) of the Participation Agreement.

        "SSI" shall mean Seagate Software, Inc., a Delaware corporation.


                                 Appendix A-37

        "Subordinated Debt" shall mean the $100,000,000 5_% Convertible Subordinated Notes due November 1, 2004 issued by the Lessee pursuant to that certain Indenture dated on or about October 1, 1997 between the Lessee and State Street Bank and Trust Company of California, N.A., as trustee.

        "Subsidiary" shall mean, as to any Person, any corporation of which at least a majority of the outstanding stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person, or by one (1) or more Subsidiaries, or by such Person and one (1) or more Subsidiaries.

        "Supplemental Amounts" shall have the meaning given to such term in
Section 9.18 of the Credit Agreement.

        "Supplemental Rent" shall mean all amounts, liabilities and obligations (other than Basic Rent) which the Lessee assumes or agrees to pay to the Lessor, the Trust Company, the Holders, the Agent, the Lenders or any other Person under the Lease or under any of the other Operative Agreements including without limitation payments of the Termination Value and the Maximum Residual Guarantee Amount and all indemnification amounts, liabilities and obligations.

        "Survey" shall mean, collectively, that certain survey prepared by Westwood Professional Services, Inc. for Ryan Companies US., Inc. dated October 18, 1999 and that certain survey prepared by Westwood Professional Services, Inc. for Ryan Companies US., Inc. dated December 8, 1999.

        "Taxes" shall have the meaning specified in the definition of "Impositions".

        "Term" shall mean the Basic Term and each Renewal Term, if any.

        "Termination Date" shall have the meaning specified in Section 16.2(a) of the Lease.

        "Termination Event" shall mean (a) with respect to any Pension Plan, the occurrence of a Reportable Event or an event described in Section 4062(e) of ERISA, (b) the withdrawal of any Credit Party or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan, (c) the distribution of a notice of intent to terminate a Plan or Multiemployer Plan pursuant to Section 4041(a)(2) or 4041A of ERISA, (d) the institution of proceedings to terminate a Plan or Multiemployer Plan by the PBGC under Section 4042 of ERISA, (e) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan, or (f) the complete or partial withdrawal of any Credit Party or any ERISA Affiliate from a Multiemployer Plan.


                                 Appendix A-38

        "Termination Notice" shall have the meaning specified in Section 16.1 of the Lease.

        "Termination Value" shall mean the sum of (a) any of (i) with respect to all Properties, an amount equal to the aggregate outstanding Property Cost for all the Properties, in each case as of the last occurring Payment Date, or (ii) with respect to a particular Property, an amount equal to the Property Cost allocable to such Property, or (iii) with respect to any portion of any Property for which Lessee has provided a notice of its desire to purchase such portion of such Property pursuant to Section 20.1 of the Lease, an amount equal to the pro rata portion of the Property Cost for such Property allocable to such portion of such Property plus (b) respecting the amounts described in each of the foregoing subclause (i), (ii) or (iii), as applicable, any and all accrued but unpaid interest on the Loans and any and all Holder Yield on the Holder Advances related to the applicable Property Cost, plus (c) to the extent the same is not duplicative of the amounts payable under clause (b) above, all other Rent and other amounts then due and payable or accrued under the Construction Agency Agreement, Lease and/or under any other Operative Agreement (including without limitation amounts under Sections 11.1 and 11.2 of the Participation Agreement and all costs and expenses referred to in clause FIRST of Section 22.2 of the Lease).

        "Tranche A Commitments" shall mean the obligation of the Tranche A Lenders to make the Tranche A Loans to the Lessor in an aggregate principal amount at any one (1) time outstanding not to exceed the aggregate of the amounts set forth opposite each Tranche A Lender's name on Schedule 2.1 to the Credit Agreement, as such amount may be increased or reduced from time to time in accordance with the provisions of the Operative Agreements; provided, no Tranche A Lender shall be obligated to make Tranche A Loans in excess of such Tranche A Lender's share of the Tranche A Commitments as set forth adjacent to such Tranche A Lender's name on Schedule 2.1 to Credit Agreement.

        "Tranche A Lenders" shall mean Bank of America, N.A. and shall include the several banks and other financial institutions from time to time party to the Credit Agreement that commit to make the Tranche A Loans.

        "Tranche A Loans" shall mean the Loans made pursuant to the Tranche A Commitment.

        "Tranche A Note" shall have the meaning given to it in Section 2.2 of the Credit Agreement.

        "Tranche B Commitments" shall mean the obligation of the Tranche B Lenders to make the Tranche B Loans to the Lessor in an aggregate principal amount at any one (1) time outstanding not to exceed the aggregate of the amounts set forth opposite each Tranche B Lender's name on Schedule 2.1 to the Credit Agreement, as such amount may be increased or reduced from time to time in accordance with the provisions of the Operative Agreements; provided, no Tranche B Lender shall be obligated to make Tranche B Loans in excess of such Tranche B Lender's share of the Tranche B Commitments as set forth adjacent to such Tranche B Lender's name on Schedule 2.1 to Credit Agreement.


                                 Appendix A-39

        "Tranche B Lenders" shall mean Bank of America, N.A. and shall include the several banks and other financial institutions from time to time party to the Credit Agreement that commit to make the Tranche B Loans.

        "Tranche B Loan" shall mean the Loans made pursuant to the Tranche B Commitment.

        "Tranche B Note" shall have the meaning given to it in Section 2.2 of the Credit Agreement.

        "Transaction Expenses" shall mean all Soft Costs and all other costs and expenses incurred in connection with the preparation, execution and delivery of the Operative Agreements and the transactions contemplated by the Operative Agreements including without limitation all costs and expenses described in
Section 7.1 of the Participation Agreement and the following:

               (a) the reasonable fees, out-of-pocket expenses and disbursements of counsel in negotiating the terms of the Operative Agreements and the other transaction documents, preparing for the closings under, and rendering opinions in connection with, such transactions and in rendering other services customary for counsel representing parties to transactions of the types involved in the transactions contemplated by the Operative Agreements;

               (b) the reasonable fees, out-of-pocket expenses and disbursements of accountants for any Credit Party in connection with the transaction contemplated by the Operative Agreements;

               (c) any and all other reasonable fees, charges or other amounts payable to the Lenders, the Agent, the Holders, the Owner Trustee or any broker which arises under any of the Operative Agreements;

               (d) any other reasonable fee, out-of-pocket expenses, disbursement or cost of any party to the Operative Agreements or any of the other transaction documents; and

               (e) any and all Taxes and fees incurred in recording or filing any Operative Agreement or any other transaction document, any deed, declaration, mortgage, security agreement, notice or financing statement with any public office, registry or governmental agency in connection with the transactions contemplated by the Operative Agreement.

        "Tribunal" shall mean any state, commonwealth, federal, foreign, territorial, or other court or government body, subdivision agency, department, commission, board, bureau or instrumentality of a governmental body.

        "Trust" shall mean the VS Trust 2000-1.

        "Trust Agreement" shall mean the Trust Agreement dated on or about the Initial Closing Date between the Holders and the Owner Trustee.


                                 Appendix A-40

        "Trust Company" shall mean First Security Bank, National Association, in its individual capacity, and any successor owner trustee under the Trust Agreement in its individual capacity.

        "Trust Estate" shall have the meaning specified in Section 2.2 of the Trust Agreement.

        "Type" shall mean, as to any Loan, whether it is an ABR Loan or a Eurodollar Loan.

        "UCC Financing Statements" shall mean collectively the Lender Financing Statements and the Lessor Financing Statements.

        "Unanimous Vote Matters" shall have the meaning given it in Section 12.4 of the Participation Agreement.

        "Unfunded Amount" shall have the meaning specified in Section 3.2 of the Construction Agency Agreement.

        "Unfunded Liability" shall mean, with respect to any Plan, at any time, the amount (if any) by which (a) the present value of all benefits under such Plan exceeds (b) the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of the Company or any member of the Controlled Group to the PBGC or such Plan under Title IV of ERISA.

        "Uniform Commercial Code" and "UCC" shall mean the Uniform Commercial Code as in effect in any applicable jurisdiction.

        "United States Bankruptcy Code" shall mean Title 11 of the United States Code.

        "U.S. Person" shall have the meaning specified in Section 11.2(e) of the Participation Agreement.

        "U.S. Taxes" shall have the meaning specified in Section 11.2(e) of the Participation Agreement.

        "Veritas SNDA" shall mean that certain Subordination, Non-Disturbance and Attornment Agreement dated on or about the Initial Closing Date among the Agent, the Owner Trustee and the Lessee.

        "VSC" shall mean VERITAS Operating Corporation (formerly known as Veritas Software Corporation), a Delaware corporation, and its successors and permitted assigns.

        "VS Trust 2000-1" shall mean the grantor trust created pursuant to the terms and conditions of the Trust Agreement.


                                 Appendix A-41

        "Wholly Owned Subsidiary" of any Person shall mean any Subsidiary 100% of whose voting stock or other equity interests is at the time owned by such Person directly or indirectly through other Wholly Owned Subsidiaries.

        "Withholdings" shall have the meaning specified in Section 11.2(e) of the Participation Agreement.

        "Work" shall mean the furnishing of labor, materials, components, furniture, furnishings, fixtures, appliances, machinery, equipment, tools, power, water, fuel, lubricants, supplies, goods and/or services with respect to any Property.

        "Year 2000 Compliant" shall have the meaning specified in Section 6.2(v) of the Participation Agreement.

        "Year 2000 Problem" shall mean the risk that computer applications used by any Credit Party or any of its Subsidiaries or any supplier, vendor or customer of any Credit Party or any of its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999.




                                 Appendix A-42